UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GENE L. NEEDLES, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: August 31, 2018

Date of reporting period: August 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

American Beacon®
FUNDS

2018 ANNUAL REPORT

August 31, 2018

SIM HIGH YIELD OPPORTUNITIES FUND

SOUND POINT FLOATING RATE INCOME FUND

About American Beacon Advisors, Inc.

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, Inc., you can put the experience of a multi-billion dollar asset management firm to work for your company.

SiM HIGH YIELD OPPORTUNITIES FUND

Investments in high-yield securities, including loans, restricted securities and floating rate securities are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in derivative instruments involves liquidity, credit, interest rate and market risks.

SOUND POINT FLOATING RATE INCOME FUND

Investments in high-yield securities, including loans, restricted securities and floating rate securities are subject to greater levels of credit, interest rate, market, and liquidity risks than investment-grade securities. In addition, loans are subject to the risk that the Fund may not be able to obtain the collateral securing the loan in a timely manner and the value of the collateral may not cover the amount owed on the loan.

Please see the prospectus for a complete discussion of the Funds’ risks. There can be no assurances that the investment objectives of these Funds will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Advisors	August 31, 2018

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term investment goals:

Institutional wisdom + earned alpha = enduring value.

▶  We believe institutional wisdom comes from having more than 30 years of experience as manager of one of the country’s largest pension plans. As a fiduciary, we have built an investment due-diligence and oversight infrastructure, which we leverage across all our investment products. When selecting our investment managers, we focus on their people, processes and performance. We perform due-diligence reviews with each investment manager on a quarterly basis.

▶  We believe earned alpha – that is, the returns of an actively managed fund beyond a benchmark – comes from employing and engaging investment managers we believe are best-in-class and who have defined, repeatable and proven processes. Our experience has shown us that, while it’s important to be mindful of short-term considerations, having a long-term focus helps manage expectations, mitigate risks and realize goals. Thus, we seek relationships with leading investment managers who display a willingness to undertake time-intensive research strategies. The resulting investment portfolios are differentiated from their peers and allow incremental changes to help address periods of market volatility and economic uncertainty.

▶

We believe enduring value comes from “putting a portfolio in place and sticking with the plan.” Our mutual funds provide you with access to institutional-quality, research-intensive investment managers with diverse processes and styles. In the long run, having such access and spending time in the market – rather than trying to time the market – may better position you to reach your long-term investment goals.

The equity markets and U.S. economy were robust during the final months of 2017. However, during periods of market volatility and economic uncertainty – such as what we’ve seen thus far in 2018 – investing for the long term requires conviction. It isn’t about identifying and anticipating the next big market move. It’s about identifying the right investment products for riding out those moves. It’s about developing an approach based on long-term participation, while seeking some measure of protection against ongoing volatility.

As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. Many of the sub-advisors to our mutual funds pursue upside capture and/or downside protection using proprietary strategies. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for high quality and lower risk.

At American Beacon, our approach is more than a concept. It’s the cornerstone of our culture. And we strive to apply it at every turn as we seek to provide a well-diversified line of investment products for your portfolio.

Thank you for your continued interest in American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

Global Bond Market Overview

August 31, 2018 (Unaudited)

Interest Rates

Interest rates generally rose across global bond markets during the 12-month period ended August 31, 2018, reflecting a variety of conditions in the world’s economies. The Federal Reserve (the “Fed”) continued to raise interest rates as the U.S. economy improved and labor markets tightened. However, core European markets like Germany had very little movement in interest rates due to moderating economic growth and quantitative easing by the European Central Bank. Switzerland was the only major country with 10-year sovereign debt still trading at negative yields at period end. Emerging markets and lower-quality countries began to feel the pressure of rising U.S. interest rates and the strengthening U.S. dollar, and many were forced to raise interest rates to defend their currencies.

The following government bond yields illustrate the general rise in interest rates during the period.

Interest Rates

(10-Year Sovereign Bond Yields)

Country	August 31, 2017	August 31, 2018
Switzerland	(0.17)%	(0.12)%
Japan	0.00%	0.10%
Germany	0.36%	0.33%
United Kingdom	1.03%	1.43%
United States	2.12%	2.86%
Italy	2.04%	3.23%
Mexico	6.84%	7.91%
Brazil	9.98%	12.20%
Source: Bloomberg

Global Currencies

The relative strength of the U.S. economy and the Fed’s interest rate increases began to weigh on global currency markets during the period. While the British pound appreciated marginally against the U.S. dollar, recovering from its post-Brexit lows, all other major currencies weakened. Emerging-market currencies were most adversely affected as investors reduced exposures to those regions and as U.S. dollar-denominated funding obligations became increasingly difficult to finance. Likewise, mounting trade-protection rhetoric from the world’s trading partners caused investors to become defensive. Following years of capital inflows, strong economies and high commodity prices, several emerging-market economies began to feel pressure from the rapid change in investor sentiment.

The following negative returns reflect the depreciation of foreign currency relative to the U.S. dollar.

Global Currencies

(Change in Value vs. the U.S. Dollar for the 12-Month Period Ended August 31, 2018)

Geographic Area / Country	Currency	Change in Value
Brazil	Real	(22.3)%
Mexico	Peso	(6.3)%
China	Renminbi	(3.5)%
European Union	Euro	(2.6)%
Switzerland	Franc	(1.1)%
Japan	Yen	(1.0)%
United Kingdom	Pound	0.2%
Source: Bloomberg

Global Bond Market Overview

August 31, 2018 (Unaudited)

Bloomberg Barclays Bond Index Returns

The combination of rising interest rates and volatility in the global credit markets resulted in negative total returns across most sectors. Only the shortest-duration and highest-yielding securities maintained positive returns, as did inflation-protected bonds. Local-currency, emerging-market debt produced the lowest returns due primarily to weak currencies and widening credit spreads. U.S. high-yield corporates, however, outperformed as a result of their incremental yield and strong underlying fundamentals. Investment-grade corporate bonds also had good fundamentals, but they underperformed due to their lower yields and longer durations. Inflation-protected issuance benefited from rising interest rates and rising inflation expectations. While yield continued to draw investor attention during the period, increased uncertainty about the macroeconomic outlook caused many to reconsider risk.

Bloomberg Barclays Bond Index Return

(Total Return for the 12-Month Period Ended August 31, 2018)

Global / Emerging Markets	Total Return	Domestic Market	Total Return
Emerging Market, Local Currency Aggregate	(9.6)%	U.S. Treasury	(1.5)%
Emerging Market, Hard Currency Aggregate	(2.8)%	U.S. Aggregate	(1.1)%
Global Treasury	(1.5)%	U.S. Investment Grade Corporate	(1.0)%
Global Aggregate	(1.4)%	U.S. Securitized	(0.6)%
Global Corporate	(1.2)%	U.S. High Yield Corporate	3.4%
Global Inflation-Linked	(0.4)%	U.S. Treasury Inflation-Protected	4.4%
Global High Yield	(0.4)%	JPMorgan U.S. Leveraged Loans	5.4%
Global Securitized	0.1%
Source: Bloomberg

High Yield Corporates

The high-yield segment of the corporate bond market benefited from its incremental yield as investors gained confidence in the U.S. recovery and sought protection from rising interest rates. Energy and the commodity-sensitive sectors, such as Mining and Chemicals, outperformed due to firm commodity prices and a strong U.S. dollar. Floating-rate leveraged loan securities outperformed longer-duration, fixed-rate high-yield bonds as interest rates increased. Also, within bank loans, the Retail sector had a very strong recovery as it rebounded from the Amazon-induced sell-off during the previous year. Default volumes were low at period-end given the supportive backdrop of U.S. markets.

American Beacon SiM High Yield Opportunities FundSM

Performance Overview

August 31, 2018 (Unaudited)

The Investor Class of the American Beacon SiM High Yield Opportunities Fund (the “Fund”) returned 4.81% for the year ending August 31, 2018. The Fund outperformed the ICE BofA Merrill Lynch High Yield Master II Index (the “Index”) which gained 3.26% during the same period.

Comparison of Change in Value of a $10,000 Investment for the Period from 2/14/2011 through 8/31/2018

Total Returns for the Period ended August 31, 2018
	Ticker	1 Year	3 Years	5 Years	Since Inception 2/14/2011	Value of $10,000 2/14/2011- 08/31/2018
Institutional Class (1,2,4)	SHOIX	5.13%	6.64%	6.04%	6.86%	$16,491
Y Class (1,2,4)	SHOYX	5.09%	6.58%	5.96%	6.75%	$16,368
Investor Class (1,2,4)	SHYPX	4.81%	6.31%	5.70%	6.46%	$16,036
A Class with sales Charge (1,2,4)	SHOAX	0.01%	4.62%	4.61%	5.73%	$15,219
A Class without sales charge (1,2,4)	SHOAX	5.00%	6.33%	5.64%	6.41%	$15,979
C Class with sales charge (1,2,4)	SHOCX	3.08%	5.49%	4.85%	5.63%	$15,117
C Class without sales charge (1,2,4)	SHOCX	4.08%	5.49%	4.85%	5.63%	$15,117

ICE BofA Merrill Lynch High Yield Master II Index (3)		3.26%	7.04%	5.63%	6.29%	$15,849

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A Class shares have a maximum sales charge of 4.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

2.

A portion of fees charged to the Institutional Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown. A portion of fees charged to the Investor Class of the Fund was waived in 2011 and 2012 and partially recovered in 2013 and 2016.

American Beacon SiM High Yield Opportunities FundSM

Performance Overview

August 31, 2018 (Unaudited)

Performance prior to waiving fees was lower than actual returns shown in 2011 and 2012. A portion of fees charged to the Y Class of the Fund was waived from 2011 through 2013, partially recovered in 2015, and waived in 2016. Performance prior to waiving fees was lower than actual returns shown from 2011 through 2013 and in 2016. A portion of fees charged to the A and C Classes of the Fund was waived from 2011 through 2014 and partially recovered in 2015 and 2016. Performance prior to waiving fees was lower than actual returns shown from 2011 through 2014.

3.

The ICE BofA Merrill Lynch High Yield Master II Index tracks the performance of U.S. dollar denominated, below-investment-grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below-investment-grade rating and an investment-grade rated country of risk. In addition, qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. Defaulted securities and securities eligible for the dividends-received deduction are excluded from the Index. One cannot directly invest in an index.

4.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares were 0.86%, 0.90%, 1.14%, 1.21%, and 1.95%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Issue selection within the Fund’s Energy, Manufacturing and Service sectors were the top contributors to the Fund’s outperformance. Conversely, the Fund’s issue selection within the Electric sector detracted slightly from relative performance.

From a sector allocation perspective, the Fund’s null weight to the Telecom sector and overweight to the Energy sector added value to performance. On the other hand, a significant overweight to the Consumer sector detracted from the Fund’s relative returns.

From a credit quality allocation perspective, the Fund’s underweight to the BB-credit rating category and overweight to the CCC-credit rating category positively impacted the Fund’s performance. This was somewhat offset by a null weight to the CC-credit rating category which detracted from the Fund’s returns.

From a credit quality standpoint, issue selection within the CCC-rated and BB-rated credit categories contributed positively to relative performance. Security selection within the B-rated credit category somewhat offset this performance by negatively impacting the Fund’s returns.

The sub-advisor’s investment process of identifying long-term secular themes and seeking out-of-favor sectors through bottom-up fundamental research remains in place.

Top Ten Holdings (% Net Assets)
California Resources Corp., 8.000%, Due 12/15/2022		2.4
MEG Energy Corp., 7.000%, Due 3/31/2024		2.4
Denbury Resources, Inc., 5.500%, Due 5/1/2022		2.0
Hellenic Republic Government Bond, 3.000%, Due 2/24/2023, Series PSI		1.8
JBS USA LUX S.A. / JBS USA Finance, Inc., 5.875%, Due 7/15/2024		1.7
MEDNAX, Inc., 5.250%, Due 12/1/2023		1.7
Gartner, Inc., 5.125%, Due 4/1/2025		1.7
Athabasca Oil Corp., 9.875%, Due 2/24/2022		1.7
Kissner Holdings LP / Kissner Milling Co., Ltd. / BSC Holding, Inc. / Kissner USA, 8.375%, Due 12/1/2022		1.6
CVR Partners LP / CVR Nitrogen Finance Corp., 9.250%, Due 6/15/2023		1.6

Total Fund Holdings	90

American Beacon SiM High Yield Opportunities FundSM

Performance Overview

August 31, 2018 (Unaudited)

Sector Allocation (% Investments)
Consumer, Non-Cyclical	30.2
Industrial	19.1
Energy	16.1
Consumer, Cyclical	11.5
Communications	6.2
Technology	5.1
Basic Materials	4.0
Foreign Sovereign Obligations	2.6
Financials	2.6
Utilities	1.3
Consumer	1.0
Materials	0.3
Consumer Staples	0.0

Country Allocation (% Fixed Income)
United States	66.2
Canada	15.4
Mauritania	2.4
Brazil	2.2
Greece	1.9
United Kingdom	1.9
Luxembourg	1.6
Mexico	1.4
Netherlands	1.4
Argentina	1.3
Chile	1.2
Norway	1.2
Supranational	1.1
Monaco	0.7
Spain	0.1

S&P credit ratings for long-term obligations (or issuers thereof) are AAA, AA, A, BBB, BB, B, CCC, CC, C, and D in decreasing order. For example, obligations rated AAA are judged to be of the highest quality, BBB to be of medium grade, CCC are judged to be speculative and obligations rated D are in default. Obligations rated in one of the four highest categories are considered to be investment grade while all other ratings are considered non-investment grade.

American Beacon Sound Point Floating Rate Income FundSM

Performance Overview

August 31, 2018 (Unaudited)

The Investor Class of the American Beacon Sound Point Floating Rate Income Fund (the “Fund”) returned 4.51% for the twelve months ended August 31, 2018. The Fund underperformed the Credit Suisse Leveraged Loan Index (the “Index”) return of 5.29%.

Comparison of Change in Value of a $10,000 Investment for the Period from 12/3/2012 through 8/31/2018

Total Returns for the Period ended August 31, 2018
	Ticker	1 Year	3 Years	5 Years	Since Inception 12/3/2012	Value of $10,000 12/3/2012- 08/31/2018
Institutional Class (1,2,6)	SPFLX	4.71%	5.06%	5.57%	5.98%	$13,958
Y Class (1,2,3,6)	SPFYX	4.68%	4.93%	5.49%	5.91%	$13,906
Investor Class (1,2,3,6)	SPFPX	4.51%	4.76%	5.39%	5.82%	$13,836
A Class with sales Charge (1,2,3,6)	SOUAX	1.74%	3.75%	4.79%	5.29%	$13,441
A Class without sales charge (1,2,3,6)	SOUAX	4.39%	4.64%	5.32%	5.76%	$13,791
C Class with sales charge (1,2,3,6)	SOUCX	2.63%	3.97%	4.91%	5.40%	$13,528
C Class without sales charge (1,2,3,6)	SOUCX	3.63%	3.97%	4.91%	5.40%	$13,528
SP Class (1,2,4,6)	SPFRX	4.49%	4.77%	5.35%	5.78%	$13,810

Credit Suisse Leveraged Loan Index (5)		5.29%	4.96%	4.27%	4.53%	$12,899

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A Class shares have a maximum sales charge of 2.50%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

2.

A portion of the fees charged to the Institutional Class of the Fund has been waived from Fund inception through 2017 and partially recovered in 2018. Performance prior to waiving fees was lower than actual returns shown from Fund inception through 2017. A portion of the fees charged to the Investor Class of the Fund was waived from Class inception through 2016 and fully recovered in 2017. Performance prior to waiving fees was lower than returns

American Beacon Sound Point Floating Rate Income FundSM

Performance Overview

August 31, 2018 (Unaudited)

shown from Class inception through 2016. A portion of the fees charged to the Y Class of the Fund was waived from Class inception through 2016 and fully recovered in 2017. Performance prior to waiving was lower than actual returns shown from Class inception through 2016. A portion of the fees charged to A, C and SP Classes was waived from Class inception through 2016 and partially recovered in 2017 and 2018. Performance prior to waiving fees was lower than actual returns shown from Class inception through 2016.

3.

Fund performance represents the returns achieved by the Institutional Class from 12/3/12 up to 12/11/15, the inception date of the Y, Investor, A, and C Classes and the returns of each Class since its inception. Expenses of the Institutional Class are lower than the other Classes. Therefore, total returns shown may be higher than they would have been had the Y, Investor, A, and C Classes been in existence since 12/3/12.

4.

Fund performance represents the returns achieved by the Institutional Class from 12/3/12 up to 5/30/14, the inception date of the SP Class, and the returns of the SP Class since its inception. Expenses of the Institutional Class are lower than the SP Class. Therefore, total returns shown may be higher than they would have been had the SP Class been in existence since 12/3/12.

5.	The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. One cannot directly invest in an index.

6.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, C and SP Class shares were 0.87%, 0.94%, 1.09%, 1.24%, 1.99% and 1.10%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed during the period due to being underweight in the best-performing sectors of the Index – most notably, Energy and Mining. These sectors performed well as commodity prices stabilized, world economic growth improved and investors sought yield. The Fund, however, generally seeks to avoid highly-leveraged, cyclical sectors as they can increase return volatility and raise the potential for defaults. The Fund also maintained an underweight position in retail, another volatile and levered sector. This sector was positive during the period following several quarters of underperformance reflecting the “Amazon effect” of online competition and overcapacity. The Fund also seeks to avoid crowded or over-invested sectors where valuations can become stretched, as was the case in the pharmaceutical and biotechnology issuers.

Bottom-up security selection is a primary element in the portfolio construction process as the Fund seeks to invest in stable issuers with consistent cash flows, strong asset coverage and steady loan-to-value profiles. In addition, active involvement in the new-issue market adds value as does a keen awareness of the Collateralized Loan Obligation (“CLO”) market, which represents a significant source of bank loan demand.

During the period, the Fund’s assets increased from $930 million to over $2.3 billion as investors responded to the strong credit markets and rising interest rates (the Fed Funds rate ended the period in a target range of 1.75% to 2.00%, and further rate hikes were expected.) The Fed has also been reducing its balance sheet, which could lead to further upward pressure on rates. With three-month LIBOR over 2.30% at period end, the coupons on most bank loans will continue to adjust upwards as interest rates increase.

The Fund was well positioned for a rising interest rate market environment. At period end, the weighted-average price of its bank loan holdings was $99.5, to mitigate call risk, and its weighted-average yield to maturity was 6.9%. Approximately 90% of the Fund’s assets were invested in bank loan securities, and the remainder was in short-term investments for liquidity.

Top Ten Holdings (% Net Assets)
Asurion LLC, 5.076%, Due 11/3/2024, 2018 Term Loan B7, (1-mo. LIBOR + 3.000%)		1.6
GrafTech Finance, Inc., 5.576%, Due 2/12/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.500%)		0.9
CenturyLink, Inc., 4.826%, Due 1/31/2025, 2017 Term Loan B, (1-mo. LIBOR + 2.750%)		0.8
Jane Street Group LLC, 5.826%, Due 8/25/2022, 2018 Term Loan B, (1-mo. LIBOR + 3.750%)		0.8
Securus Technologies Holdings, Inc., 6.576%, Due 11/1/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 4.500%)		0.8
EG Finco Ltd., 6.334%, Due 2/7/2025, 2018 USD Term Loan, (3-mo. LIBOR + 4.000%)		0.8
Intelsat Jackson Holdings S.A., 5.815%, Due 11/27/2023, 2017 Term Loan B3, (1-mo. LIBOR + 3.750%)		0.8
McAfee LLC, 6.573%, Due 9/30/2024, 2017 USD Term Loan B, (1-mo. LIBOR + 4.500%)		0.7
Global Eagle Entertainment, Inc., 10.020%, Due 1/6/2023, 1st Lien Term Loan, (6-mo. LIBOR + 7.500%)		0.7
Plantronics, Inc., 4.576%, Due 7/2/2025, 2018 Term Loan B, (1-mo. LIBOR + 2.500%)		0.7

Total Fund Holdings	401

American Beacon Sound Point Floating Rate Income FundSM

Performance Overview

August 31, 2018 (Unaudited)

Sector Weightings (% Investments)
Service	19.3
Technology	14.9
Consumer	13.7
Manufacturing	13.1
Financials	12.0
Health Care	6.5
Telecommunications	6.2
Basic Materials	5.1
Energy	3.3
Transportation	1.9
Media	1.5
Utilities	0.9
Defense	0.6
Consumer, Non-Cyclical	0.4
Consumer, Cyclical	0.3
Communications	0.2
Industrials	0.1
Materials	0.0

American Beacon FundsSM

Expense Examples

August 31, 2018 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from March 1, 2018 through August 31, 2018.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed 5% per year rate of return before expenses (not the Funds’ actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Expense Examples

August 31, 2018 (Unaudited)

American Beacon SiM High Yield Opportunities Fund
	Beginning Account Value 3/1/2018	Ending Account Value 8/31/2018	Expenses Paid During Period 3/1/2018-8/31/2018*
Institutional Class
Actual	$1,000.00	$1,021.80	$4.28
Hypothetical**	$1,000.00	$1,020.97	$4.28
Y Class
Actual	$1,000.00	$1,021.50	$4.48
Hypothetical**	$1,000.00	$1,020.77	$4.48
Investor Class
Actual	$1,000.00	$1,021.30	$5.81
Hypothetical**	$1,000.00	$1,019.46	$5.80
A Class
Actual	$1,000.00	$1,021.80	$5.45
Hypothetical**	$1,000.00	$1,019.81	$5.45
C Class
Actual	$1,000.00	$1,016.70	$9.40
Hypothetical**	$1,000.00	$1,015.88	$9.40

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.84%, 0.88%, 1.14%, 1.07%, and 1.85% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon Sound Point Floating Rate Income Fund
	Beginning Account Value 3/1/2018	Ending Account Value 8/31/2018	Expenses Paid During Period 3/1/2018-8/31/2018*
Institutional Class
Actual	$1,000.00	$1,019.10	$4.27
Hypothetical**	$1,000.00	$1,020.97	$4.28
Y Class
Actual	$1,000.00	$1,019.90	$4.53
Hypothetical**	$1,000.00	$1,020.72	$4.53
Investor Class
Actual	$1,000.00	$1,018.00	$5.34
Hypothetical**	$1,000.00	$1,019.91	$5.35
A Class
Actual	$1,000.00	$1,017.70	$5.65
Hypothetical**	$1,000.00	$1,019.61	$5.65
C Class
Actual	$1,000.00	$1,014.90	$9.40
Hypothetical**	$1,000.00	$1,015.88	$9.40
SP Class
Actual	$1,000.00	$1,018.50	$5.85
Hypothetical**	$1,000.00	$1,019.41	$5.85

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.84%, 0.89%, 1.05%, 1.11%, 1.85%, and 1.15% for the Institutional, Y, Investor, A, C, and SP Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Beacon SiM High Yield Opportunities Fund and American Beacon Sound Point Floating Rate Income Fund and the Board of Trustees of American Beacon Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of American Beacon SiM High Yield Opportunities Fund and American Beacon Sound Point Floating Rate Income Fund (collectively referred to as the “Funds), (two of the funds constituting American Beacon Funds (the “Trust”)), including the schedules of investments, as of August 31, 2018, and the related statements of operations ,changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (two of the funds constituting American Beacon Funds) at August 31, 2018, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the American Beacon Funds	Statement of operations	Statements of changes in net assets	Financial highlights
American Beacon SiM High Yield Opportunities Fund	For the year ended August 31, 2018	For each of the two years in the period ended August 31, 2018	For each of the five years in the period ended August 31, 2018
American Beacon Sound Point Floating Rate Income Fund	For the year ended August 31, 2018	For each of the two years in the period ended August 31, 2018	For each of the three years in the period ended August 31, 2018

The financial highlights for the periods ended August 31, 2015 and 2014 of American Beacon Sound Point Floating Rate Income Fund were audited by other auditors whose report dated October 30, 2015, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers or agent banks were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

October 26, 2018

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2018

	Shares	Fair Value

COMMON STOCKS - 1.03%
Consumer Staples - 0.04%
Food & Staples Retailing - 0.04%
Nueva Pescanova, S.L.A K	301,134	$454,404

Energy - 0.39%
Oil, Gas & Consumable Fuels - 0.39%
KNOT Offshore Partners LP	207,261	4,466,474

Financials - 0.33%
Mortgage Real Estate Investment Trusts (REITs) - 0.33%
Annaly Capital Management, Inc.	359,000	3,812,580

Materials - 0.27%
Chemicals - 0.27%
CVR Partners LPB	816,191	3,174,983

Total Common Stocks (Cost $12,275,196)		11,908,441

CONVERTIBLE PREFERRED STOCKS - 0.14% (Cost $4,567,857)
Energy - 0.14%
Sanchez Energy Corp., Series BC	155,150	1,629,075

PREFERRED STOCKS - 0.27% (Cost $3,117,500)
Energy - 0.27%
Oil, Gas & Consumable Fuels - 0.27%
Scorpio Tankers, Inc., 8.250%, Due 6/1/2019	124,700	3,146,181

	Principal Amount*

BANK LOAN OBLIGATIONS - 1.01% (Cost $11,403,820)
Consumer - 1.01%
Gol LuxCo S.A., 6.500%, Due 8/31/2020, 1st Lien Term LoanD	$11,450,000	11,721,938

CORPORATE OBLIGATIONS - 55.62%
Basic Materials - 1.64%
CVR Partners LP / CVR Nitrogen Finance Corp., 9.250%, Due 6/15/2023E	17,915,000	19,101,869

Communications - 4.02%
Iridium Communications, Inc., 10.250%, Due 4/15/2023E	13,775,000	14,877,000
Salem Media Group, Inc., 6.750%, Due 6/1/2024E	15,185,000	13,514,650
Univision Communications, Inc., 5.125%, Due 2/15/2025E	19,950,000	18,304,125

		46,695,775

Consumer, Cyclical - 5.88%
Buena Vista Gaming Authority, 13.000%, Due 4/1/2023E	9,490,000	9,774,700
Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, Due 10/15/2025E	18,520,000	17,709,750
Carlson Travel, Inc., 9.500%, Due 12/15/2024E	11,095,000	10,372,716
MGM Resorts International, 7.750%, Due 3/15/2022	11,255,000	12,366,431
Station Casinos LLC, 5.000%, Due 10/1/2025E	18,755,000	18,122,019

		68,345,616

Consumer, Non-Cyclical - 21.58%
Acadia Healthcare Co., Inc.,
5.125%, Due 7/1/2022	5,500,000	5,527,500
5.625%, Due 2/15/2023	12,143,000	12,385,860
AMN Healthcare, Inc., 5.125%, Due 10/1/2024E	14,605,000	14,185,106
Avanos Medical, Inc., 6.250%, Due 10/15/2022	12,325,000	12,602,313
Booz Allen Hamilton, Inc., 5.125%, Due 5/1/2025E	18,948,000	18,616,410

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2018

	Principal Amount*	Fair Value

CORPORATE OBLIGATIONS - 55.62% (continued)
Consumer, Non-Cyclical - 21.58% (continued)
Charles River Laboratories International, Inc., 5.500%, Due 4/1/2026E	$15,228,000	$15,456,420
Dole Food Co., Inc., 7.250%, Due 6/15/2025E	15,062,000	14,760,760
Gartner, Inc., 5.125%, Due 4/1/2025E	19,210,000	19,450,125
HCA, Inc.,
4.750%, Due 5/1/2023	14,729,000	14,968,346
4.500%, Due 2/15/2027	10,441,000	10,336,590
MEDNAX, Inc., 5.250%, Due 12/1/2023E	19,950,000	19,900,125
Post Holdings, Inc., 5.000%, Due 8/15/2026E	19,221,000	18,452,160
Select Medical Corp., 6.375%, Due 6/1/2021	16,135,000	16,296,350
Service Corp. International, 4.625%, Due 12/15/2027	15,340,000	14,726,400
Simmons Foods, Inc., 5.750%, Due 11/1/2024E	19,545,000	15,538,275
Tenet Healthcare Corp., 4.500%, Due 4/1/2021	15,000,000	14,981,250
TreeHouse Foods, Inc., 6.000%, Due 2/15/2024E	12,444,000	12,599,550

		250,783,540

Energy - 7.00%
California Resources Corp., 8.000%, Due 12/15/2022E	31,220,000	27,980,925
Denbury Resources, Inc., 5.500%, Due 5/1/2022	26,046,000	23,506,515
Energen Corp., 7.125%, Due 2/15/2028	5,830,000	6,675,350
Murphy Oil Corp.,
6.875%, Due 8/15/2024	1,799,000	1,900,873
7.050%, Due 5/1/2029	6,150,000	6,460,367
Pioneer Energy Services Corp., 6.125%, Due 3/15/2022	17,022,000	14,894,250

		81,418,280

Financial - 0.94%
MPT Operating Partnership LP / MPT Finance Corp., 5.000%, Due 10/15/2027	11,120,000	10,897,600

Industrial - 10.43%
AECOM, 5.875%, Due 10/15/2024	12,009,000	12,818,287
BWX Technologies, Inc., 5.375%, Due 7/15/2026E	14,970,000	15,119,700
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.500%, Due 1/15/2023	15,325,000	15,325,000
Engility Corp., 8.875%, Due 9/1/2024	16,705,000	17,832,587
JPW Industries Holding Corp., 9.000%, Due 10/1/2024E	11,765,000	11,941,475
Kratos Defense & Security Solutions, Inc., 6.500%, Due 11/30/2025E	17,812,000	18,390,890
LSB Industries, Inc., 9.625%, Due 5/1/2023E	15,195,000	15,859,781
Multi-Color Corp., 4.875%, Due 11/1/2025E	14,930,000	13,922,225

		121,209,945

Technology - 4.13%
DynCorp International, Inc., 11.875%, Due 11/30/2020, PIK (in-kind rate 1.500%)	18,061,330	18,806,360
Leidos, Inc.,
7.125%, Due 7/1/2032	10,336,000	10,964,325
5.500%, Due 7/1/2033	6,996,000	6,399,884
Qorvo, Inc., 5.500%, Due 7/15/2026E	11,721,000	11,779,605

		47,950,174

Total Corporate Obligations (Cost $652,978,902)		646,402,799

CONVERTIBLE OBLIGATIONS - 1.66%
Communications - 1.34%
Gogo, Inc., 3.750%, Due 3/1/2020	17,360,000	15,558,900

Consumer, Cyclical - 0.32%
Titan Machinery, Inc., 3.750%, Due 5/1/2019	3,830,000	3,787,188

Total Convertible Obligations (Cost $20,341,068)		19,346,088

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2018

	Principal Amount*		Fair Value

FOREIGN CORPORATE OBLIGATIONS - 34.96%
Basic Materials - 2.28%
Kissner Holdings LP / Kissner Milling Co., Ltd. / BSC Holding, Inc. / Kissner USA, 8.375%, Due 12/1/2022E		$18,820,000	$19,149,350
Largo Resources Ltd., 9.250%, Due 6/1/2021E		6,974,000	7,305,265

			26,454,615

Communications - 0.63%
Virgin Media Finance PLC, 6.000%, Due 10/15/2024E		7,400,000	7,307,500

Consumer, Cyclical - 4.94%
Codere Finance 2 Luxembourg S.A., 7.625%, Due 11/1/2021E		6,095,000	5,592,163
Gol Finance, Inc., 7.000%, Due 1/31/2025E		14,935,000	12,411,134
Ladbrokes Group Finance PLC, 5.125%, Due 9/8/2023F	GBP	9,700,000	13,242,072
Servicios Corporativos Javer S.A.B. de C.V., 9.875%, Due 4/6/2021E		7,673,000	7,736,379
Stars Group Holdings B.V. / Stars Group US Co-Borrower LLC, 7.000%, Due 7/15/2026E		5,715,000	5,943,600
Viking Cruises Ltd., 5.875%, Due 9/15/2027E		12,650,000	12,428,625

			57,353,973

Consumer, Non-Cyclical - 7.79%
Clearwater Seafoods, Inc., 6.875%, Due 5/1/2025E		15,885,000	15,329,025
IHS Markit Ltd., 5.000%, Due 11/1/2022E		14,819,000	15,295,431
JBS USA LUX S.A. / JBS USA Finance, Inc., 5.875%, Due 7/15/2024E		20,840,000	20,058,500
Minerva Luxembourg S.A., 6.500%, Due 9/20/2026E		13,525,000	12,054,291
Nova Austral S.A., 8.250%, Due 5/26/2021E F		15,250,000	13,876,432
Nueva Pescanova, S.L.,
3.000%, Due 5/23/2024, Tranche AA K	EUR	430,439	389,713
1.000%, Due 5/23/2029, PIK (in-kind rate 1.000%) Tranche BA G K	EUR	627,216	313,058
1.000%, Due 5/23/2034, PIK (in-kind rate 1.000%) Tranche CA G K	EUR	5,115,911	890,744
Ritchie Bros Auctioneers, Inc., 5.375%, Due 1/15/2025E		12,508,000	12,382,920

			90,590,114

Energy - 7.82%
Athabasca Oil Corp., 9.875%, Due 2/24/2022E		18,722,000	19,330,465
Baytex Energy Corp.,
5.125%, Due 6/1/2021E		6,649,000	6,466,153
5.625%, Due 6/1/2024E		14,660,000	13,853,700
CES Energy Solutions Corp., 6.375%, Due 10/21/2024E	CAD	13,567,000	10,292,207
MEG Energy Corp., 7.000%, Due 3/31/2024E		30,283,000	27,481,822
OKEA AS., 8.836%, Due 6/28/2023F G		13,100,000	13,487,760

			90,912,107

Financial - 1.34%
Cooke Omega Investments, Inc. / Alpha VesselCo Holdings, Inc., 8.500%, Due 12/15/2022E		15,695,000	15,577,287

Industrial - 8.12%
ATS Automation Tooling Systems, Inc., 6.500%, Due 6/15/2023E		17,494,000	18,062,555
Borealis Finance LLC, 7.500%, Due 11/16/2022E		11,860,000	11,748,812
Eagle Bulk Shipco LLC, 8.250%, Due 11/28/2022		15,107,325	15,447,240
MPC Container Ships Invest B.V., 7.082%, Due 9/22/2022F G		14,800,000	15,172,960
Navios Maritime Acquisition Corp. / Navios Acquisition Finance US, Inc., 8.125%, Due 11/15/2021E		16,520,000	14,207,200
Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc., 11.250%, Due 8/15/2022E		12,315,000	11,699,250
Scorpio Tankers, Inc., 3.000%, Due 5/15/2022		9,336,000	7,972,823

			94,310,840

Technology - 0.79%
Sensata Technologies B.V., 4.875%, Due 10/15/2023E		9,205,000	9,205,000

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2018

	Principal Amount*		Fair Value

FOREIGN CORPORATE OBLIGATIONS - 34.96% (continued)
Utilities - 1.25%
Stoneway Capital Corp., 10.000%, Due 3/1/2027E		$16,225,000	$14,539,872

Total Foreign Corporate Obligations (Cost $410,919,492)			406,251,308

FOREIGN SOVEREIGN OBLIGATIONS - 2.49%
Hellenic Republic Government Bond, 3.000%, Due 2/24/2023, Series PSIF G H	EUR	18,685,000	21,493,653
Mexican Bonos, 6.500%, Due 6/10/2021, Series M	MXN	147,500,000	7,451,490

Total Foreign Sovereign Obligations (Cost $26,711,989)			28,945,143

	Shares

SHORT-TERM INVESTMENTS - 1.12% (Cost $13,065,359)
Investment Companies - 1.12%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.85%I J		13,065,359	13,065,359

TOTAL INVESTMENTS - 98.30% (Cost $1,155,381,183)			1,142,416,332
OTHER ASSETS, NET OF LIABILITIES - 1.70%			19,758,655

TOTAL NET ASSETS - 100.00%			$1,162,174,987

Percentages are stated as a percent of net assets. *In U.S. Dollars unless otherwise noted.

A Value was determined using significant unobservable inputs.

B Non-income producing security.

C A type of Preferred Stock that has no maturity date.

D Fixed Rate.

E Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $725,065,299 or 62.39% of net assets. The Fund has no right to demand registration of these securities.

F Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

G Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

H Step Up/Down - A zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. The rate disclosed represents the coupon rate at August 31, 2018. The maturity date disclosed represents the final maturity date.

I The Fund is affiliated by having the same investment advisor.

J 7-day yield.

K Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $2,047,919 or 0.18% of net assets.

LLC - Limited Liability Company.

LP - Limited Partnership.

PIK - Payment in Kind.

PLC - Public Limited Company.

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2018

Futures Contracts Open on August 31, 2018:

Short Futures

Currency Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
British Pound Currency Futures	167	September 2018	$(14,027,408)	$(13,531,175)	$496,233
Canadian Dollar Currency Futures	138	September 2018	(10,646,704)	(10,577,010)	69,694
Euro Currency Futures	166	September 2018	(24,628,612)	(24,088,675)	539,937

			$(49,302,724)	$(48,196,860)	$1,105,864

Glossary:

Currency Abbreviations:
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of August 31, 2018, the investments were classified as described below:

SiM High Yield Opportunities Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$11,454,037	$-	$454,404	$11,908,441
Convertible Preferred Stocks	-	1,629,075	-	1,629,075
Preferred Stocks	3,146,181	-	-	3,146,181
Bank Loan Obligations	-	11,721,938	-	11,721,938
Corporate Obligations	-	646,402,799	-	646,402,799
Convertible Obligations	-	19,346,088	-	19,346,088
Foreign Corporate Obligations	-	404,657,793	1,593,515	406,251,308
Foreign Sovereign Obligations	-	28,945,143	-	28,945,143
Short-Term Investments	13,065,359	-	-	13,065,359

Total Investments in Securities - Assets	$27,665,577	$1,112,702,836	$2,047,919	$1,142,416,332

Financial Derivative Instruments - Assets
Futures Contracts	$1,105,864	$-	$-	$1,105,864

Total Financial Derivative Instruments - Assets	$1,105,864	$-	$-	$1,105,864

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the year ended August 31, 2018, there were transfers from Level 1 to Level 2 with a fair value of $1,629,075 as a result of a change in the valuation method for domestic convertible preferred stock securities.

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2018

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 8/31/2017	Purchases		Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 8/31/2018	Change in Unrealized Appreciation (Depreciation) at Period end**
Common Stocks	$179,243	$-		$-	$-	$-	$275,161	$-	$-	$454,404	$275,161
Foreign Corporate Obligations	5,417,085	1,021,715	*	5,268,750	29,497	390,169	3,799	-	-	1,593,515	(112,162)

	$5,596,328	$1,021,715		$5,268,750	$29,497	$390,169	$278,960	$-	$-	$2,047,919	$162,999

*	A portion related to Payment in Kind.
**

Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of Operations.

The common stock and foreign corporate obligations were received from a bankruptcy restructuring. They were fair valued based on single broker quotes, therefore, classified as Level 3 securities due to the use of significant unobservable inputs. The use of single broker quotes for valuation was a change from the prior period. The valuation methods were changed to better reflect fair values for these securities. The valuation method for the common stock was changed from private quotes to quotes from a single broker. The valuation method for the foreign corporate obligations was changed from enterprise value derived from discounted cash flow analysis to single broker quotes.

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2018

	Shares	Fair Value

COMMON STOCKS - 0.06%
Financials - 0.00%
Diversified Financial Services - 0.00%
RCS 2L EscrowA B J	667	$-

Industrials - 0.06%
Machinery - 0.06%
Artec Group, Inc.A B	15,975	1,541,588

Information Technology - 0.00%
Internet Software & Services - 0.00%
Answers Corp.B	23	69
Answers Holdings, Inc.B	4,206	12,618

		12,687

Total Information Technology		12,687

Total Common Stocks (Cost $96,744)		1,554,275

WARRANTS - 0.00% (Cost $0)
Materials - 0.00%
Euramax Holdings, Inc.A B J	20	-

	Principal Amount

BANK LOAN OBLIGATIONSC - 89.41%
Basic Materials - 4.61%
4L Technologies, Inc., 6.576%, Due 5/8/2020, 1st Lien Term Loan, (1-mo. LIBOR + 4.500%)	$11,849,701	11,612,707
Albaugh LLC, 5.576%, Due 12/23/2024, 2017 Term Loan B, (1-mo. LIBOR + 3.500%)	2,893,232	2,867,916
Archroma Finance S.a.r.l., 6.583%, Due 8/11/2024, USD 2017 Term Loan B2, (3-mo. LIBOR + 4.250%)	1,988,970	1,988,970
Atkore International, Inc., 5.090%, Due 12/22/2023, 2016 1st Lien Term Loan, (3-mo. LIBOR + 2.750%)	4,975,000	4,982,761
Caraustar Industries, Inc., 7.834%, Due 3/14/2022, 2017 Term Loan B, (3-mo. LIBOR + 5.500%)	3,027,670	3,046,593
Cyanco Intermediate Corp.,
5.576%, Due 3/16/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.500%)	8,611,418	8,662,569
9.576%, Due 3/16/2026, 2018 2nd Lien Term Loan, (1-mo. LIBOR + 7.500%)	3,815,219	3,719,838
Distribution International, Inc., 7.340%, Due 12/15/2021, New Term Loan, (3-mo. LIBOR + 5.000%)	1,096,320	1,033,281
DuBois Chemicals, Inc., 1.662%, Due 3/1/2024, 2018 Delayed Draw Term Loan, (3-mo. LIBOR + 3.250%)E	2,994,000	2,979,030
Forterra Finance LLC, 5.076%, Due 10/25/2023, 2017 Term Loan B, (1-mo. LIBOR + 3.000%)	4,932,449	4,614,602
New Arclin U.S. Holding Corp.,
11.084%, Due 2/14/2025, 2nd Lien Term Loan, (3-mo. LIBOR + 8.750%)	2,720,000	2,747,200
5.834%, Due 2/14/2024, 2018 Term Loan, (3-mo. LIBOR + 3.500%)	8,967,412	9,012,249
OCI Beaumont LLC, 6.334%, Due 2/14/2025, 2018 Term Loan, (3-mo. LIBOR + 4.000%)	10,521,222	10,661,680
Phoenix Services International LLC, 5.830%, Due 3/1/2025, Term Loan, (1-mo. LIBOR + 3.750%)	7,980,000	8,006,573
Polymer Additives, Inc., 8.076%, Due 7/31/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 6.000%)	7,336,000	7,189,280
Prince Minerals, Inc., 5.899%, Due 3/20/2025, 2018 1st Lien Term Loan, (6-mo. LIBOR + 3.500%)	4,171,100	4,004,256
Tensar Corp., 7.084%, Due 7/9/2021, Term Loan, (3-mo. LIBOR + 4.750%)	705,082	694,506
Tronox Blocked Borrower LLC, 5.076%, Due 9/22/2024, Term Loan B, (1-mo. LIBOR + 3.000%)	338,416	339,445
Tronox Finance LLC, 5.076%, Due 9/22/2024, Term Loan B, (1-mo. LIBOR + 3.000%)	780,959	783,334
Vantage Specialty Chemicals, Inc.,
6.076%, Due 10/28/2024, 2017 1st Lien Term Loan, (3-mo. LIBOR + 4.00%)	2,704,710	2,724,996
6.313%, Due 10/28/2024, 2017 1st Lien Term Loan, (3-mo. LIBOR + 4.00%)	1,602,645	1,614,665
10.592%, Due 10/27/2025, 2017 2nd Lien Term Loan, (2-mo. LIBOR + 8.250%)	5,938,000	5,952,845

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2018

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONS - 89.41% (continued)
Basic Materials - 4.61% (continued)
Vectra Co., 9.326%, Due 3/8/2026, 2nd Lien Term Loan, (1-mo. LIBOR + 7.250%)	$2,397,000	$2,394,004
Zep, Inc., 6.334%, Due 8/12/2024, 2017 1st Lien Term Loan, (3-mo. LIBOR + 4.000%)	5,295,980	4,978,221

		106,611,521

Consumer - 12.41%
ABG Intermediate Holdings LLC, 5.576%, Due 9/26/2024, 2017 1st Lien Add-On Term Loan, (1-mo. LIBOR + 3.500%)	15,162,123	15,181,075
Alphabet Holding Co., Inc., 5.576%, Due 9/26/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 3.500%)	3,713,602	3,523,280
AP NMT Acquisition BV, 8.087%, Due 8/13/2021, USD 1st Lien Term Loan, (3-mo. LIBOR + 5.750%)	4,839,318	4,836,318
APX Group, Inc., Due 2/2/2024, 2018 Term Loan BD	686,000	681,713
Badger Buyer Corp., 5.576%, Due 9/30/2024, 2018 Term Loan B, (1-mo. LIBOR + 3.500%)	2,091,210	2,079,457
Caesars Resort Collection LLC, 4.826%, Due 12/22/2024, 2017 1st Lien Term Loan B, (1-mo. LIBOR + 2.750%)	7,933,135	7,955,427
Corsair Components, Inc., 7.084%, Due 9/6/2024, 2017 1st Lien Term Loan B, (3-mo. LIBOR + 4.750%)	1,580,065	1,591,916
Crown Finance US, Inc., 4.576%, Due 2/28/2025, 2018 USD Term Loan, (1-mo. LIBOR + 2.500%)	12,584,485	12,540,439
Del Frisco’s Restaurant Group, Inc., Due 8/1/2025, 2018 Incremental Term LoanD	3,945,000	3,747,750
Deluxe Entertainment Services Group, Inc., 7.842%, Due 2/28/2020, Term Loan 2014, (3-mo. LIBOR + 5.500%)	11,858,858	11,028,738
Dhanani Group, Inc., 5.827%, Due 6/27/2025, 2018 Term Loan B, (3-mo. LIBOR + 3.750%)	5,935,000	5,883,069
DHX Media Ltd., 5.826%, Due 12/29/2023, Term Loan B, (1-mo. LIBOR + 2.750%)	3,424,274	3,424,274
Encompass Digital Media, Inc., 6.840%, Due 6/6/2021, 1st Lien Term Loan, (3-mo. LIBOR + 4.500%)	3,120,653	3,066,041
Fogo de Chao Churrascaria Holdings LLC, 6.576%, Due 4/7/2025, 2018 Term Loan, (1-mo. LIBOR + 4.500%)	7,000,000	7,017,500
G-III Apparel Group Ltd., 7.375%, Due 12/1/2022, Term Loan B, (1-mo. LIBOR + 5.250%)	1,304,571	1,317,617
Give & Go Prepared Foods Corp., 6.584%, Due 7/29/2023, 2017 1st Lien Add-On Term Loan, (3-mo. LIBOR + 4.250%)	9,651,836	8,783,171
Global Eagle Entertainment, Inc., 10.020%, Due 1/6/2023, 1st Lien Term Loan, (6-mo. LIBOR + 7.500%)	16,278,070	16,583,284
GYP Holdings III Corp., 4.826%, Due 6/1/2025, 2018 Term Loan B, (1-mo. LIBOR + 2.750%)	3,284,768	3,253,989
Hearthside Food Solutions LLC, 5.065%, Due 5/23/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.000%)	8,879,000	8,802,019
International Textile Group, Inc.,
7.081%, Due 5/1/2024, 1st Lien Term Loan, (1-mo. LIBOR + 5.000%)	3,513,000	3,528,387
11.081%, Due 5/1/2025, 2nd Lien Term Loan, (1-mo. LIBOR + 9.000%)	4,347,000	4,347,000
Intrawest Resorts Holdings, Inc., 5.076%, Due 7/31/2024, Term Loan B1, (1-mo. LIBOR + 3.000%)	9,180,066	9,183,922
Laureate Education, Inc., 5.576%, Due 4/26/2024, 2017 Term Loan B, (1-mo. LIBOR + 3.500%)	6,470,358	6,477,411
Leslie’s Poolmart, Inc., 5.695%, Due 8/16/2023, 2016 Term Loan, (2-mo. LIBOR + 3.500%)	9,771,137	9,765,079
Lifetime Brands, Inc., 5.576%, Due 2/28/2025, Term Loan B, (1-mo. LIBOR + 3.500%)	5,985,000	5,970,037
Mavis Tire Express Services Corp.,
Due 3/20/2025, 2018 Delayed Draw Term LoanD E	478,924	474,135
5.327%, Due 3/20/2025, 2018 Delayed Draw Term Loan, (1-mo. LIBOR + 3.25%)E	27,872	27,593
5.327%, Due 3/20/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	3,158,219	3,126,637
Mohegan Tribal Gaming Authority, 6.076%, Due 10/13/2023, 2016 Term Loan B, (1-mo. LIBOR + 4.000%)	11,753,224	10,835,062
NBG Acquisition, Inc., 8.001%, Due 4/26/2024, Term Loan, (6-mo. LIBOR + 5.500%)	1,361,975	1,368,785
Newport Group, Inc., Due 8/8/2025, 2018 1st Lien Term LoanD	6,517,000	6,517,000
NPC International, Inc., 5.576%, Due 4/19/2024, 1st Lien Term Loan, (1-mo. LIBOR + 3.500%)	6,903,270	6,942,135
P.F. Chang’s China Bistro, Inc., 7.670%, Due 8/18/2022, 2017 Term Loan B, (6-mo. LIBOR + 5.000%)	2,731,360	2,726,799
Polyconcept Investments B.V., 5.826%, Due 8/16/2023, USD 2016 Term Loan B, (1-mo. LIBOR + 3.750%)	2,736,340	2,751,745
ProQuest LLC, 5.919%, Due 10/24/2021, New Term Loan B, (2-mo. LIBOR + 3.750%)	5,156,296	5,170,785
PT Intermediate Holdings III LLC, 6.334%, Due 12/7/2024, 1st Lien Term Loan B, (2-mo. LIBOR + 4.000%)	5,019,775	5,007,226

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2018

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONS - 89.41% (continued)
Consumer - 12.41% (continued)
Q Holding Co., 7.076%, Due 12/16/2021, Term Loan B, (1-mo. LIBOR + 5.000%)	$6,185,157	$6,216,082
Raley’s, 7.326%, Due 5/18/2022, Term Loan, (1-mo. LIBOR + 5.250%)	539,810	541,159
Recess Holdings, Inc.,
Due 9/29/2024, 2017 Delayed Draw Term LoanD E	171,174	171,816
5.825%, Due 9/29/2024, 2017 Delayed Draw Term Loan, (1-mo. LIBOR + 3.75%)E	68,230	68,486
6.203%, Due 9/29/2024, 2017 1st Lien Term Loan, (6-mo. LIBOR + 3.750%)	1,758,308	1,764,902
10.203%, Due 9/29/2025, 2017 2nd Lien Term Loan, (6-mo. LIBOR + 7.750%)	3,227,000	3,194,730
Rodan & Fields LLC, 6.063%, Due 6/6/2025, 2018 Term Loan B, (1-mo. LIBOR + 4.000%)	9,000,000	9,056,250
Savage Enterprises LLC, 6.582%, Due 8/1/2025, 2018 1st Lien Term Loan B, (1-mo. LIBOR + 4.500%)	8,742,000	8,807,565
SIWF Holdings, Inc., 10.564%, Due 5/15/2026, 2nd Lien Term Loan, (1-mo. LIBOR + 8.500%)	3,000,000	2,865,000
SRS Distribution, Inc., 5.441%, Due 5/23/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.250%)	10,575,000	10,325,747
Staples, Inc., 6.343%, Due 9/12/2024, 2017 Term Loan B, (3-mo. LIBOR + 4.000%)	7,513,060	7,487,591
Stratose Intermediate Holdings II LLC, 5.326%, Due 6/22/2023, 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	2,856,651	2,870,934
Supervalu, Inc.,
5.576%, Due 6/8/2024, 2017 Delayed Draw Term Loan (1-mo. LIBOR + 3.500%)	2,511,695	2,514,307
5.576%, Due 6/8/2024, 2017 Term Loan B, (1-mo. LIBOR + 3.500%)	4,186,158	4,190,512
TGP Holdings III LLC,
10.834%, Due 9/25/2025, 2nd Lien Term Loan, (3-mo. LIBOR + 8.500%)	3,473,000	3,438,270
6.584%, Due 9/25/2024, 2018 1st Lien Term Loan, (3-mo. LIBOR + 4.250%)	7,881,946	7,803,127
TouchTunes Interactive Networks, Inc.,
6.826%, Due 5/29/2021, 1st Lien Term Loan, (1-mo. LIBOR + 4.750%)	886,089	886,089
6.826%, Due 5/28/2021, Incremental Term Loan, (1-mo. LIBOR + 4.750%)A K	1,480,916	1,480,916
USS Ultimate Holdings, Inc., 5.826%, Due 8/25/2024, 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	3,302,048	3,314,430
Winnebago Industries, Inc.,
5.583%, Due 11/8/2023, 2017 Term Loan, (3-mo. LIBOR + 3.50%)	1,474,800	1,478,487
5.821%, Due 11/8/2023, 2017 Term Loan, (3-mo. LIBOR + 3.50%)	2,785,733	2,792,698

		286,785,913

Defense - 0.57%
MB Aerospace Holdings, Inc.,
5.576%, Due 1/22/2025, 2017 Term Loan, (1-mo. LIBOR + 3.500%)	4,501,380	4,484,500
10.148%, Due 4/24/2026, 2018 2nd Lien Term Loan, (3-mo. LIBOR + 7.750%)	2,057,000	2,046,715
WP CPP Holdings, LLC,
6.060%, Due 4/30/2025, 2018 Term Loan, (2-mo. LIBOR + 3.75%)	1,955,553	1,961,674
6.280%, Due 4/30/2025, 2018 Term Loan, (2-mo. LIBOR + 3.75%)	4,584,447	4,598,796

		13,091,685

Energy - 2.99%
BCP Renaissance Parent LLC, 5.842%, Due 10/31/2024, 2017 Term Loan B, (3-mo. LIBOR + 3.500%)	2,680,000	2,687,826
California Resources Corp., 6.816%, Due 12/31/2022, 2017 1st Lien Term Loan, (1-mo. LIBOR + 4.750%)	6,507,000	6,596,471
EG Finco Ltd., 10.221%, Due 4/20/2026, 2018 USD 2nd Lien Term Loan, (3-mo. LIBOR + 8.000%)	8,986,000	8,858,669
EG Finco Ltd., 6.334%, Due 2/7/2025, 2018 USD Term Loan, (3-mo. LIBOR + 4.000%)	17,493,158	17,485,810
EG Group, Ltd., 6.267%, Due 2/7/2025, 2018 USD Term Loan B, (3-mo. LIBOR + 4.000%)	1,197,000	1,196,497
Green Plains Renewable Energy, Inc., 7.570%, Due 8/18/2023, 2017 Term Loan B, (1-mo. LIBOR + 5.500%)	3,168,060	3,207,661
McDermott Technology Americas, Inc., 7.076%, Due 5/10/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 5.000%)	4,618,438	4,663,883
Navios Maritime Midstream Partners LP, 6.830%, Due 6/18/2020, Term Loan B, (3-mo. LIBOR + 4.500%)	73,720	71,739
Schenectady International Group, Inc., Due 8/10/2025, 2018 1st Lien Term LoanD	4,906,000	4,807,880
Seadrill Partners Finco LLC, 8.334%, Due 2/21/2021, Term Loan B, (3-mo. LIBOR + 6.000%)	3,807,039	3,549,531
Southcross Energy Partners LP, 6.584%, Due 8/4/2021, 1st Lien Term Loan, (3-mo. LIBOR + 4.250%)	7,499,348	6,557,280
Traverse Midstream Partners LLC, 6.340%, Due 9/27/2024, 2017 Term Loan, (1-week LIBOR + 4.000%)	804,000	807,015
Vine Oil & Gas LP, 8.951%, Due 12/12/2021, Term Loan B, (1-mo. LIBOR + 6.875%)	8,504,000	8,504,000

		68,994,262

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2018

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONS - 89.41% (continued)
Financial - 10.84%
AIS Holdco LLC, 7.312%, Due 8/9/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 5.000%)	$2,524,000	$2,524,000
AmeriLife Group LLC,
6.826%, Due 6/18/2022, 1st Lien Term Loan, (1-mo. LIBOR + 4.750%)	1,451,388	1,445,946
10.815%, Due 1/10/2023, 2nd Lien Term Loan, (1-mo. LIBOR + 8.750%)	203,000	190,820
Asurion LLC,
8.576%, Due 8/4/2025, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 6.500%)	8,276,000	8,510,459
5.076%, Due 11/3/2024, 2018 Term Loan B7, (1-mo. LIBOR + 3.000%)	36,885,000	36,977,212
BC Equity Ventures LLC,
Due 8/22/2025, 2018 Term LoanD	4,059,924	4,034,549
Due 8/22/2025, 2018 Delayed Draw Term LoanD	2,209,076	2,189,747
Due 8/21/2026, 2018 2nd Lien Term LoanD	1,099,342	1,096,594
Due 8/21/2026, 2018 2nd Lien Delayed Draw Term LoanD	571,658	571,658
Cetera Financial Group, Inc., Due 8/15/2025, 2018 Term LoanD	1,802,000	1,806,505
Citco Funding LLC, 5.076%, Due 3/31/2022, 2017 Term Loan, (1-mo. LIBOR + 3.000%)	6,481,175	6,493,360
Confie Seguros Holding II Co.,
11.576%, Due 5/8/2019, 2nd Lien Term Loan, (1-mo. LIBOR + 9.500%)	3,456,000	3,386,880
6.250%, Due 4/19/2022, 2016 Term Loan B, (1-mo. LIBOR + 5.250%)	13,801,384	13,542,608
DTZ U.S. Borrower LLC, Due 8/21/2025, 2018 Add On Term Loan BD	5,434,000	5,413,622
Edelman Financial Center LLC, 5.592%, Due 7/21/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.250%)	14,657,000	14,725,741
Edelman Financial Center LLC, 9.092%, Due 7/20/2026, 2018 2nd Lien Term Loan, (3-mo. LIBOR + 6.750%)	4,935,000	5,046,037
First Eagle Holdings, Inc., 5.334%, Due 12/1/2022, 2017 1st Lien Term Loan B, (3-mo. LIBOR + 3.000%)	1,503,969	1,509,143
Focus Financial Partners LLC, Due 7/3/2024, 2018 Incremental Term LoanD	4,847,000	4,853,059
Grosvenor Capital Management Holdings, LLP, 4.826%, Due 3/31/2025, 2018 Term Loan B, (1-mo. LIBOR + 2.750%)	7,658,944	7,649,371
Guggenheim Partners LLC, 4.826%, Due 7/21/2023, 2016 Term Loan, (1-mo. LIBOR + 2.750%)	12,587,375	12,650,312
Higginbotham Insurance Agency, Inc., 5.826%, Due 12/19/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	6,295,365	6,208,804
Hudson River Trading LLC, 6.326%, Due 3/20/2025, 2018 Term Loan B, (1-mo. LIBOR + 4.250%)	5,305,703	5,332,231
Hyperion Insurance Group Ltd., 5.625%, Due 12/20/2024, 2017 Repriced Term Loan, (1-mo. LIBOR + 3.500%)	12,122,085	12,164,512
Jane Street Group LLC, 5.826%, Due 8/25/2022, 2018 Term Loan B, (1-mo. LIBOR + 3.750%)	18,119,946	18,187,896
Kestra Financial, Inc., 6.576%, Due 6/15/2022, Term Loan, (1-mo. LIBOR + 4.500%)	2,941,220	2,930,190
Lightstone Generation LLC,
5.826%, Due 1/30/2024, 2018 Term Loan C, (1-mo. LIBOR + 3.750%)	286,892	285,280
5.826%, Due 1/30/2024, 2018 Term Loan B, (1-mo. LIBOR + 3.750%)	5,341,579	5,311,560
Mayfield Agency Borrower, Inc.,
6.576%, Due 2/28/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 4.500%)	10,963,300	11,031,821
10.576%, Due 1/30/2026, 2018 2nd Lien Term Loan, (1-mo. LIBOR + 8.500%)	6,912,000	6,808,320
Paradigm Acquisition Corp.,
10.837%, Due 9/29/2025, 2nd Lien Term Loan, (3-mo. LIBOR + 8.500%)	1,807,000	1,807,000
6.703%, Due 10/11/2024, 1st Lien Term Loan, (6-mo. LIBOR + 4.250%)	7,047,585	7,074,013
Prime Security Services Borrower LLC, 4.826%, Due 5/2/2022, 2016 1st Lien Term Loan, (1-mo. LIBOR + 2.750%)	11,939,699	11,964,175
PSAV Holdings LLC,
5.591%, Due 3/1/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.25%)	1,096,622	1,085,656
5.423%, Due 3/1/2025, 2018 1st Lien Term Loan, (2-mo. LIBOR + 3.25%)	672,656	665,930
5.587%, Due 3/1/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.25%)	661,629	655,013
9.592%, Due 9/1/2025, 2018 2nd Lien Term Loan, (3-mo. LIBOR + 7.250%)	4,364,000	4,303,995
St. Georges University,
5.580%, Due 6/21/2025, 2018 1st Lien Term Loan B, (1-mo. LIBOR + 3.500%)	7,467,712	7,542,389
Due 6/21/2025, 2018 Delayed Draw Term LoanD E	2,323,288	2,346,521
StepStone Group LP, 6.075%, Due 3/14/2025, Term Loan B, (1-mo. LIBOR + 4.000%)	2,847,863	2,854,982
Stiphout Finance LLC, 5.076%, Due 10/26/2022, USD 1st Lien Term Loan, (1-mo. LIBOR + 3.000%)	4,974,490	4,962,054
VICI Properties LLC, 4.067%, Due 12/20/2024, Replacement Term Loan B, (1-mo. LIBOR + 2.000%)	2,436,000	2,434,173

		250,574,138

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2018

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONS - 89.41% (continued)
Health Care - 5.87%
21st Century Oncology Holdings, Inc., 8.465%, Due 1/16/2023, Exit Term Loan, (3-mo. LIBOR + 6.125%)	$2,579,696	$2,424,914
ABB Concise Optical Group LLC, 7.078%, Due 6/15/2023, 2016 Term Loan B, (1-mo. LIBOR + 5.000%)	242,325	242,628
Air Methods Corp., 5.834%, Due 4/21/2024, 2017 Term Loan B, (3-mo. LIBOR + 3.500%)	8,420,000	7,690,239
Amneal Pharmaceuticals LLC, 5.625%, Due 5/4/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.500%)	7,941,320	7,990,953
Auris Luxembourg III S.a.r.l., Due 7/20/2025, 2018 USD Term Loan BD	9,697,000	9,761,679
Avantor, Inc., 6.076%, Due 11/21/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 4.000%)	15,256,335	15,425,223
BW NHHC Holdco, Inc., 7.064%, Due 5/15/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 5.000%)	1,631,000	1,602,458
Carestream Dental Equipment, Inc., 5.584%, Due 9/1/2024, 2017 1st Lien Term Loan, (3-mo. LIBOR + 3.250%)	2,050,505	2,044,107
CCS Intermediate Holdings LLC, 6.334%, Due 7/22/2021, 1st Lien Term Loan, (3-mo. LIBOR + 4.000%)	4,683,442	4,548,793
FHC Health Systems, Inc., 6.076%, Due 12/23/2021, 2014 Term Loan, (1-mo. LIBOR + 4.000%)	160,650	137,356
Gem Acquisitions, Inc., 5.321%, Due 3/7/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	4,818,923	4,796,852
Gentiva Health Services, Inc., 6.125%, Due 7/2/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.750%)	7,836,633	7,885,612
Global Medical Response, Inc., 6.327%, Due 3/14/2025, 2017 Term Loan B2, (1-mo. LIBOR + 4.250%)	9,765,925	9,698,833
Indivior Finance S.a.r.l., 6.850%, Due 12/18/2022, USD 2017 Term Loan B, (3-mo. LIBOR + 4.500%)	5,970,000	5,935,195
Innoviva, Inc., 6.812%, Due 8/11/2022, 2017 Term Loan B, (3-mo. LIBOR + 4.500%)	357,500	357,500
Lifescan Global Corp.,
Due 9/27/2024, 2018 1st Lien Term LoanD	8,486,000	8,231,420
Due 9/26/2025, 2018 2nd Lien Term LoanD	4,506,000	4,303,230
Matrix Medical Network of Arizona LLC, 6.945%, Due 2/7/2025, 2018 Term Loan B, (2-mo. LIBOR + 4.750%)	8,689,000	8,710,722
MDVIP, Inc., 6.327%, Due 11/8/2024, 2017 Term Loan, (1-mo. LIBOR + 4.250%)	2,289,495	2,292,357
Onex TSG Holdings II Corp., 6.076%, Due 7/31/2022, 1st Lien Term Loan, (1-mo. LIBOR + 4.000%)	8,525,617	8,568,246
Premise Health Holding Corp.,
Due 7/10/2025, 2018 1st Lien Term LoanD	4,935,601	4,923,262
Due 7/10/2025, 2018 1st Lien Delayed Draw Term LoanD	391,699	390,719
Quorum Health Corp., 8.826%, Due 4/29/2022, Term Loan B, (1-mo. LIBOR + 6.750%)	1,868,670	1,886,198
Select Medical Corporation,
6.750%, Due 3/1/2021, 2017 Term Loan B, (3-mo. PRIME + 1.75%)	4,392	4,412
4.820%, Due 3/1/2021, 2017 Term Loan B, (1-mo. LIBOR + 2.75%)	7,975,406	8,011,934
Value-Based Care Solutions, Inc., 6.317%, Due 7/9/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 4.250%)	2,457,000	2,407,860
Wink Holdco, Inc., 5.076%, Due 12/2/2024, 1st Lien Term Loan B, (1-mo. LIBOR + 3.000%)	5,061,211	5,046,027
YI LLC,
6.334%, Due 11/7/2024, 2017 1st Lien Term Loan, (3-mo. LIBOR + 4.000%)	316,012	315,222
3.566%, Due 11/7/2024, 2017 1st Lien Delayed Draw Term Loan, (3-mo. LIBOR + 4.000%)E	79,328	79,130

		135,713,081

Manufacturing - 11.86%
Advanced Integration Technology LP,
6.707%, Due 4/3/2023, 2017 Term Loan B, (3-mo. LIBOR + 4.75%)	5,244,578	5,231,467
7.084%, Due 4/3/2023, 2017 Term Loan B, (3-mo. LIBOR + 4.75%)	13,311	13,278
Airxcel, Inc.,
6.576%, Due 4/25/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 4.500%)	9,385,000	9,357,596
10.826%, Due 4/27/2026, 2018 2nd Lien Term Loan, (1-mo. LIBOR + 8.750%)	5,353,000	5,138,880
Aleris International, Inc., 6.826%, Due 2/27/2023, 2018 Term Loan, (1-mo. LIBOR + 4.750%)	6,669,000	6,758,631
American Bath Group LLC,
12.084%, Due 9/27/2024, 2016 2nd Lien Term Loan, (3-mo. LIBOR + 9.750%)	537,000	539,685
6.584%, Due 9/30/2023, 2018 Term Loan B, (3-mo. LIBOR + 4.250%)	4,874,930	4,909,444

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2018

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONS - 89.41% (continued)
Manufacturing - 11.86% (continued)
AP Exhaust Acquisition LLC, 7.319%, Due 5/10/2024, 1st Lien Term Loan, (3-mo. LIBOR + 5.000%)	$591,513	$567,852
ASG Technologies Group, Inc., 5.576%, Due 7/31/2024, 2018 Term Loan, (1-mo. LIBOR + 3.500%)	8,353,455	8,301,246
Associated Asphalt Partners LLC, 7.326%, Due 4/5/2024, 2017 Term Loan B, (1-mo. LIBOR + 5.250%)	5,938,854	5,894,313
Big Ass Fans LLC, 6.084%, Due 5/21/2024, 2018 Term Loan, (3-mo. LIBOR + 3.750%)	9,849,440	9,910,999
Blount International, Inc., 6.331%, Due 4/12/2023, USD 2017 Term Loan B, (1-mo. LIBOR + 4.250%)	5,970,000	5,996,149
Bright Bidco B.V.,
5.834%, Due 6/30/2024, 2018 Term Loan B, (3-mo. LIBOR + 3.50%)	8,896,554	8,809,456
5.576%, Due 6/30/2024, 2018 Term Loan B, (3-mo. LIBOR + 3.50%)	4,231,320	4,189,895
Brookfield WEC Holdings, Inc., 8.826%, Due 8/3/2026, 2018 2nd Lien Term Loan, (1-mo. LIBOR + 6.750%)	685,000	694,419
Brookfield WEC Holdings, Inc., 5.826%, Due 8/1/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	16,092,000	16,176,483
Chef’s Warehouse Leasing Co. LLC, 6.080%, Due 6/22/2022, 1st Lien Term Loan, (1-mo. LIBOR + 4.000%)	606,696	608,716
Commercial Vehicle Group, Inc., 8.076%, Due 4/12/2023, Term Loan B, (1-mo. LIBOR + 6.000%)	2,849,925	2,857,050
Constellis Holdings LLC,
7.334%, Due 4/21/2024, 2017 1st Lien Term Loan, (3-mo. LIBOR + 5.000%)	4,759,149	4,788,894
11.334%, Due 4/21/2025, 2017 2nd Lien Term Loan, (3-mo. LIBOR + 9.000%)	5,861,000	5,831,695
Covia Holdings Corp., 6.050%, Due 6/1/2025, Term Loan, (3-mo. LIBOR + 3.750%)	7,563,000	7,465,286
DAE Aviation Holdings, Inc., 5.830%, Due 7/7/2022, 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	950,668	952,456
DexKo Global, Inc.,
5.576%, Due 7/24/2024, 2018 USD Term Loan, (1-mo. LIBOR + 3.500%)	1,822,851	1,825,130
5.576%, Due 7/24/2024, 2018 USD Incremental Term Loan, (3-mo. LIBOR + 3.500%)	2,997,188	3,000,934
DG Investment Intermediate Holdings, Inc.,
Due 2/3/2025, 2018 Delayed Draw Term LoanD E	42,319	41,976
5.076%, Due 2/3/2025, 2018 Delayed Draw Term Loan, (1-mo. LIBOR + 3.00%)E	380,874	377,782
5.076%, Due 2/3/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.000%)	3,939,932	3,907,940
Energizer Holdings, Inc., Due 6/20/2025, 2018 Term Loan BD	5,000,000	5,025,000
Greenway Health LLC, 6.080%, Due 2/14/2024, 2017 1st Lien Term Loan, (3-mo. LIBOR + 3.750%)	12,341,933	12,334,281
Information Resources, Inc., 6.567%, Due 1/18/2024, 1st Lien Term Loan, (3-mo. LIBOR + 4.250%)	3,488,838	3,504,816
Innovative Xcessories & Services LLC, 6.820%, Due 11/29/2022, Term Loan B, (1-mo. LIBOR + 4.750%)	7,071,279	7,044,762
Janus International Group LLC, 5.076%, Due 2/12/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.000%)	4,004,963	3,942,405
LANDesk Group, Inc.,
11.076%, Due 1/20/2025, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 9.000%)	2,828,000	2,707,810
6.330%, Due 1/20/2024, 2017 Term Loan B, (1-mo. LIBOR + 4.250%)	1,482,279	1,485,362
LTI Holdings, Inc.,
Due 8/10/2025, 2018 Add On 1st Lien Term LoanD	3,059,000	3,066,647
6.826%, Due 5/16/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 4.750%)	4,764,870	4,755,960
5.576%, Due 5/16/2024, 2018 Term Loan, (1-mo. LIBOR + 2.500%)	934,658	933,489
Navios Maritime Partners LP, 7.330%, Due 9/14/2020, 2017 Term Loan B, (3-mo. LIBOR + 5.000%)	2,109,377	2,107,626
Netsmart Technologies, Inc.,
9.842%, Due 10/19/2023, 2018 2nd Lien Term Loan B, (3-mo. LIBOR + 7.500%)	354,000	350,460
5.826%, Due 4/19/2023, Term Loan D1, (1-mo. LIBOR + 3.750%)	1,599,633	1,605,631
NN, Inc.,
5.826%, Due 10/19/2022, 2016 Term Loan B, (1-mo. LIBOR + 3.750%)	6,272,650	6,254,334
5.326%, Due 4/2/2021, 2017 Term Loan, (1-mo. LIBOR + 3.250%)	1,341,400	1,335,538
10.071%, Due 4/14/2023, 2nd Lien Term Loan, (1-mo. LIBOR + 8.000%)	4,744,000	4,684,700
Novetta Solutions LLC, 7.080%, Due 10/16/2022, 2015 Term Loan, (1-mo. LIBOR + 5.000%)	289,856	278,262
OmniMax International, Inc. (fka Euramax International, Inc.), 8.000%, Due 2/6/2021, Unsecured Term Loan, Cash (2.000%) or PIK (in-kind rate 14.000%) (3-mo. LIBOR + 2.000%)A J	346,661	284,262

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2018

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONS - 89.41% (continued)
Manufacturing - 11.86% (continued)
Oxbow Carbon LLC, 5.826%, Due 1/4/2023, 2017 1st Lien Term Loan B, (1-mo. LIBOR + 3.750%)	$1,744,275	$1,754,095
PAE Holding Corp., 7.576%, Due 10/20/2022, 1st Lien Term Loan, (1-mo. LIBOR + 5.500%)	5,554,635	5,561,578
PGT, Inc.,
5.669%, Due 2/16/2022, 2016 Term Loan, (3-mo. LIBOR + 3.50%)A	5,101,719	5,139,982
5.673%, Due 2/16/2022, 2016 Term Loan, (2-mo. LIBOR + 3.50%)A	188,974	190,392
Pisces Midco, Inc., 6.087%, Due 4/12/2025, 2018 Term Loan, (3-mo. LIBOR + 3.750%)	10,350,000	10,380,222
PLZ Aeroscience Corp., 5.836%, Due 7/31/2022, USD Term Loan, (3-mo. LIBOR + 3.500%)	4,226,420	4,242,269
Q Technologies, Inc., 10.576%, Due 4/5/2023, Term Loan B, (1-mo. LIBOR + 8.500%)A	5,527,621	5,555,259
Springer Science+Business Media Deutschland GmbH, 5.576%, Due 8/15/2022, USD Term Loan B13, (1-mo. LIBOR + 3.500%)	962,567	961,190
Stratus Technologies, Inc., Due 4/28/2021, 1st Lien Term LoanD	3,591,505	3,600,484
Tenneco, Inc., Due 6/18/2025, 1st Lien Term Loan BD	6,525,000	6,525,000
Transplace Holdings, Inc., 5.814%, Due 10/7/2024, 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	6,926,239	6,941,823
TRC Companies, Inc., 5.576%, Due 6/21/2024, Term Loan, (1-mo. LIBOR + 3.500%)	4,797,745	4,803,742
Trico Group LLC, 8.813%, Due 2/2/2024, 2018 Term Loan, (3-mo. LIBOR + 6.500%)	1,249,962	1,249,962
TurboCombustor Technology, Inc., 6.576%, Due 12/2/2020, New Term Loan B, (1-mo. LIBOR + 4.500%)	7,481,146	6,920,060
U.S. Silica Company, 6.125%, Due 5/1/2025, 2018 Term Loan B, (1-mo. LIBOR + 4.000%)	11,051,573	11,027,038
VIP Cinema Holdings, Inc., 8.340%, Due 3/1/2023, USD Term Loan B, (3-mo. LIBOR + 6.000%)	3,993,750	4,008,727
Werner FinCo LP, 6.082%, Due 7/24/2024, 2017 Term Loan, (3-mo. LIBOR + 4.000%)	9,378,145	9,214,027

		273,924,847

Media - 1.37%
Allen Media LLC, Due 9/22/2023, 2018 Term Loan BD	4,031,000	3,940,303
AppLovin Corp., Due 8/15/2025, 2018 Term Loan BD	10,702,000	10,742,132
Extreme Reach, Inc.,
8.330%, Due 2/7/2020, 1st Lien Term Loan, (1-mo. LIBOR + 6.250%)	374,675	373,386
12.066%, Due 1/24/2021, 2nd Lien Term Loan, (1-mo. LIBOR + 10.000%)	1,717,000	1,669,783
Meredith Corp., 5.076%, Due 1/31/2025, Term Loan B, (1-mo. LIBOR + 3.000%)	7,384,625	7,401,019
Metro-Goldwyn-Mayer, Inc., 4.580%, Due 7/3/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 2.500%)	4,092,000	4,092,000
Screenvision LLC, 7.087%, Due 6/28/2025, 2018 Term Loan, (3-mo. LIBOR + 4.750%)	3,484,000	3,484,000

		31,702,623

Service - 17.49%
Access CIG LLC,
5.826%, Due 2/27/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.750%)	10,175,499	10,207,348
Due 2/27/2025, 2018 Delayed Draw Term LoanD E	1,270,999	1,274,977
Alvogen Pharma US, Inc., 6.830%, Due 4/2/2022, 2018 Term Loan B, (1-mo. LIBOR + 4.750%)	1,964,300	1,977,402
ASP MCS Acquisition Corp., 7.084%, Due 5/18/2024, Term Loan B, (3-mo. LIBOR + 4.750%)	7,451,209	6,668,832
Aveanna Healthcare LLC, 6.326%, Due 3/18/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 4.250%)	7,356,671	7,099,188
Belron Finance US LLC, 4.843%, Due 11/7/2024, USD Term Loan B, (3-mo. LIBOR + 2.500%)	2,358,150	2,365,036
Blucora, Inc., 5.334%, Due 5/22/2024, 2017 Term Loan B, (3-mo. LIBOR + 3.000%)	1,575,867	1,583,746
Boing US Holdco, Inc.,
5.593%, Due 10/3/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	8,076,982	8,107,271
9.843%, Due 10/3/2025, 2017 2nd Lien Term Loan, (3-mo. LIBOR + 7.500%)	7,497,000	7,497,000
Brand Energy & Infrastructure Services, Inc., 6.596%, Due 6/21/2024, 2017 Term Loan, (3-mo. LIBOR + 4.250%)	12,234,544	12,290,579
Capstone Logistics LLC, 6.576%, Due 10/7/2021, Term Loan B, (1-mo. LIBOR + 4.500%)	1,593,208	1,584,254
CDS U.S. Intermediate Holdings, Inc.,
10.326%, Due 7/10/2023, 2nd Lien Term Loan, (1-mo. LIBOR + 8.250%)	6,095,796	5,912,922
5.826%, Due 7/8/2022, 2017 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	12,687,225	12,484,990
Cengage Learning Acquisitions, Inc., 6.327%, Due 6/7/2023, 2016 Term Loan B, (1-mo. LIBOR + 4.250%)	9,223,000	8,535,886
CH Hold Corp., 5.076%, Due 2/1/2024, 1st Lien Term Loan, (1-mo. LIBOR + 3.000%)	7,065,855	7,087,971
Chloe OX Parent LLC, 6.834%, Due 12/29/2024, 1st Lien Term Loan, (3-mo. LIBOR + 4.500%)	4,987,500	4,993,734
Clarion Events Ltd., 7.313%, Due 9/30/2024, 2018 USD Term Loan B, (3-mo. LIBOR + 5.000%)	4,899,380	4,772,829

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2018

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONS - 89.41% (continued)
Service - 17.49% (continued)
Cvent, Inc., 5.826%, Due 11/29/2024, 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	$8,989,470	$8,966,996
CWGS Group LLC, 4.830%, Due 11/8/2023, 2016 Term Loan, (1-mo. LIBOR + 2.750%)	7,731,439	7,619,333
Deliver Buyer, Inc., 7.312%, Due 5/1/2024, Term Loan B, (3-mo. LIBOR + 5.000%)	12,927,244	12,959,562
Direct ChassisLink, Inc., 8.076%, Due 6/15/2023, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 6.000%)	5,000,000	5,000,000
DTI Holdco, Inc.,
6.826%, Due 9/30/2023, 2018 Term Loan B, (1-mo. LIBOR + 4.75%)	26,446	26,358
6.945%, Due 9/30/2023, 2018 Term Loan B, (2-mo. LIBOR + 4.75%)	10,356,123	10,321,637
Employbridge LLC, 7.503%, Due 4/10/2025, 2018 Term Loan B, (3-mo. LIBOR + 5.000%)	8,124,000	8,215,395
Equian LLC, 5.316%, Due 5/20/2024, Add on Term Loan B, (1-mo. LIBOR + 3.250%)	5,959,899	5,956,204
EVO Payments International LLC, 5.330%, Due 12/22/2023, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	12,932,625	12,956,938
Harland Clarke Holdings Corp., 7.084%, Due 11/3/2023, Term Loan B7, (3-mo. LIBOR + 4.750%)	2,956,871	2,779,459
Heartland Dental LLC,
5.826%, Due 4/30/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	12,763,478	12,675,793
3.750%, Due 4/30/2025, 2018 Delayed Draw Term Loan, (3-mo. LIBOR + 3.750%)E	1,914,522	1,901,369
I-Logic Technologies Bidco Ltd., 6.076%, Due 12/23/2024, USD Term Loan B, (1-mo. LIBOR + 4.000%)	6,155,427	6,109,261
IG Investment Holdings, LLC,
5.834%, Due 5/23/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.50%)	904,123	907,134
5.576%, Due 5/23/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.50%)	1,275,818	1,280,066
Imagine! Print Solutions, Inc.,
6.830%, Due 6/21/2022, 2017 Term Loan, (1-mo. LIBOR + 4.750%)	8,676,057	8,068,733
10.830%, Due 6/21/2023, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 8.750%)	1,019,000	855,960
Internap Corp., 7.820%, Due 4/6/2022, 2017 Term Loan, (1-mo. LIBOR + 5.750%)	905,850	909,247
Keystone Acquisition Corp., 7.584%, Due 5/1/2024, 1st Lien Term Loan, (3-mo. LIBOR + 5.250%)	3,389,388	3,399,996
Kingpin Intermediate Holdings LLC, 5.580%, Due 7/3/2024, 2018 Term Loan B, (1-mo. LIBOR + 3.500%)	11,151,262	11,216,274
KUEHG Corp., 10.584%, Due 8/18/2025, 2017 2nd Lien Term Loan, (3-mo. LIBOR + 8.250%)	5,776,000	5,833,760
Learning Care Group, Inc.,
5.325%, Due 3/13/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.25%)	393,818	393,082
5.325%, Due 3/13/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.25%)	1,181,454	1,179,245
5.325%, Due 3/13/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.25%)	393,818	393,082
5.325%, Due 3/13/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.25%)	191,494	191,136
LifeMiles Ltd., 7.805%, Due 8/18/2022, Term Loan B, (3-mo. LIBOR + 5.500%)	2,221,897	2,238,562
LSC Communications, Inc., 7.576%, Due 9/30/2022, 2017 Term Loan B, (1-mo. LIBOR + 5.500%)	1,335,656	1,335,656
LSF9 Atlantis Holdings LLC, 8.080%, Due 5/1/2023, 2017 Term Loan, (1-mo. LIBOR + 6.000%)	2,056,275	1,963,743
NEP/NCP Holdco, Inc., 5.326%, Due 7/21/2022, Incremental Term Loan, (1-mo. LIBOR + 3.250%)	4,290,690	4,279,963
New Millennium HoldCo, Inc., 8.576%, Due 12/21/2020, Exit Term Loan, (1-mo. LIBOR + 6.500%)	618,374	334,954
nThrive, Inc., 6.576%, Due 10/20/2022, 2016 1st Lien Term Loan, (1-mo. LIBOR + 4.500%)	2,041,365	2,043,059
Playpower, Inc., 7.084%, Due 6/23/2021, 2015 1st Lien Term Loan, (3-mo. LIBOR + 4.750%)	679,644	677,945
PSC Industrial Holdings Corp.,
10.560%, Due 10/3/2025, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 8.500%)	3,025,000	3,017,437
5.810%, Due 10/3/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	8,016,715	8,026,736
Red Ventures LLC, 6.076%, Due 11/8/2024, 1st Lien Term Loan, (1-mo. LIBOR + 4.000%)	10,789,635	10,897,531
STG-Fairway Acquisitions, Inc., 7.592%, Due 6/30/2022, 2015 1st Lien Term Loan, (3-mo. LIBOR + 5.250%)	11,252,728	11,224,596
SurveyMonkey, Inc., 6.580%, Due 4/13/2024, 2017 Term Loan, (1-mo. LIBOR + 4.500%)	4,778,761	4,784,735
TEN-X LLC, 6.076%, Due 9/27/2024, 1st Lien Term Loan, (1-mo. LIBOR + 4.000%)	9,965,330	9,918,593
TKC Holdings, Inc.,
5.830%, Due 2/1/2023, 2017 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	15,095,268	15,083,494
10.080%, Due 2/1/2024, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 8.000%)	9,333,000	9,303,041
Tweddle Group, Inc., 10.000%, Due 10/24/2022, 2016 Term Loan, (PRIME + 5.000%)	1,120,561	364,182
UFC Holdings LLC, 5.330%, Due 8/18/2023, 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	3,319,942	3,331,794
Utility One Source LP, 7.576%, Due 4/18/2023, Term Loan B, (1-mo. LIBOR + 5.500%)	8,297,528	8,442,735
Verra Mobility Corporation, 5.825%, Due 2/28/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	14,126,595	14,166,291

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2018

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONS - 89.41% (continued)
Service - 17.49% (continued)
Vestcom Parent Holdings, Inc.,
6.076%, Due 12/19/2023, 2016 1st Lien Term Loan, (1-mo. LIBOR + 4.00%)	$7,346,152	$7,336,969
8.000%, Due 12/19/2023, 2016 1st Lien Term Loan, (3-mo. PRIME + 3.00%)	18,848	18,825
West Corp.,
5.576%, Due 10/10/2024, 2018 Term Loan B1, (1-mo. LIBOR + 3.500%)	2,695,000	2,666,541
6.076%, Due 10/10/2024, 2017 Term Loan, (1-mo. LIBOR + 4.000%)	10,880,350	10,829,321
William Morris Endeavor Entertainment LLC, 4.830%, Due 5/18/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 2.750%)	16,397,750	16,305,595
World Triathlon Corp., 6.334%, Due 6/26/2021, Term Loan, (3-mo. LIBOR + 4.000%)	2,946,292	2,946,292
WP CityMD Bidco LLC, 5.834%, Due 6/7/2024, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.500%)	8,476,487	8,450,041
Xplornet Communications, Inc., 6.334%, Due 9/9/2021, Term Loan B, (3-mo. LIBOR + 4.000%)	7,058,603	7,085,073
Yak Access LLC, 7.067%, Due 7/2/2025, 2018 1st Lien Term Loan B, (1-mo. LIBOR + 5.000%)	2,441,000	2,355,565

		403,989,254

Technology - 13.26%
24-7 Intouch, Inc., Due 8/20/2025, 2018 Term LoanD	3,269,000	3,203,620
AP Gaming I LLC, 6.326%, Due 2/15/2024, 2018 1st Lien Term Loan, (1-mo. LIBOR + 4.250%)	6,071,456	6,119,541
Aptean, Inc.,
6.590%, Due 12/20/2022, 2017 1st Lien Term Loan, (3-mo. LIBOR + 4.250%)	690,263	691,747
11.840%, Due 12/14/2023, 2016 2nd Lien Term Loan, (3-mo. LIBOR + 9.500%)	1,000,000	1,000,000
AqGen Ascensus, Inc.,
5.669%, Due 12/5/2022, 2017 Repriced Term Loan, (2-mo. LIBOR + 3.500%)	3,948,889	3,953,825
2.156%, Due 12/5/2022, 2018 Delayed Draw Term Loan, (1-mo. LIBOR + 3.500%)E	1,149,000	1,150,436
5.669%, Due 12/5/2022, 2018 Incremental Term Loan, (2-mo. LIBOR + 3.500%)	1,910,213	1,912,600
Barracuda Networks, Inc., 5.314%, Due 2/12/2025, 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	3,018,435	3,018,435
Blackboard, Inc., 7.333%, Due 6/30/2021, Term Loan B4, (3-mo. LIBOR + 5.000%)	5,540,561	5,287,800
ConvergeOne Holdings Corp., 5.826%, Due 4/4/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	2,000,000	2,007,500
DigiCert, Inc.,
7.326%, Due 10/31/2024, 2017 Term Loan B1, (1-mo. LIBOR + 5.250%)	9,880,842	9,911,769
10.076%, Due 10/31/2025, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 8.000%)	11,125,841	11,070,212
Dynatrace LLC, Due 8/22/2025, 2018 1st Lien Term LoanD	10,421,000	10,451,429
EIG Investors Corp.,
5.815%, Due 2/9/2023, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.75%)	23,324	23,412
6.061%, Due 2/9/2023, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.75%)	4,568,037	4,585,168
Genuine Financial Holdings LLC, 5.942%, Due 7/12/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.750%)	6,834,000	6,851,085
GI Revelation Acquisition LLC, 7.076%, Due 4/16/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 5.000%)	6,478,000	6,473,984
GlobalLogic Holdings, Inc.,
Due 8/1/2025, 2018 Delayed Draw Term LoanD	1,481,625	1,489,033
Due 8/1/2025, 2018 Add On 1st Lien Term LoanD	10,371,375	10,423,232
GrafTech Finance, Inc., 5.576%, Due 2/12/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.500%)	20,075,000	20,175,375
ION Trading Technologies S.a.r.l., Due 11/21/2024, USD Incremental Term Loan BD	15,694,000	15,610,665
LegalZoom.com, Inc., 6.316%, Due 11/21/2024, 1st Lien Term Loan, (1-mo. LIBOR + 4.250%)	3,159,951	3,175,750
Lighthouse Network LLC,
6.842%, Due 11/29/2024, 1st Lien Term Loan, (3-mo. LIBOR + 4.500%)	8,271,435	8,305,927
10.842%, Due 11/28/2025, 2nd Lien Term Loan, (3-mo. LIBOR + 8.500%)	1,908,000	1,898,460
McAfee LLC,
6.573%, Due 9/30/2024, 2017 USD Term Loan B, (1-mo. LIBOR + 4.500%)	16,554,613	16,687,050
10.573%, Due 9/29/2025, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 8.500%)	9,032,000	9,212,640
Microchip Technology, Inc., 4.080%, Due 5/29/2025, 2018 Term Loan B, (1-mo. LIBOR + 2.000%)	7,000,000	6,986,910
Mirion Technologies, Inc.,
7.084%, Due 3/31/2022, Term Loan B, (3-mo. LIBOR + 4.75%)	469,342	465,821
6.826%, Due 3/31/2022, Term Loan B, (1-mo. LIBOR + 4.75%)	341,013	338,455
Mitchell International, Inc., 5.326%, Due 11/29/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	5,335,628	5,321,168

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2018

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONS - 89.41% (continued)
Technology - 13.26% (continued)
MLN US HoldCo. LLC,
Due 7/13/2026, 2018 2nd Lien Term LoanD	$7,629,000	$7,552,710
Due 7/13/2025, 2018 1st Lien Term LoanD	9,763,000	9,799,611
Navex Global, Inc., Due 8/8/2025, 2018 Term Loan BD	5,370,000	5,374,028
Navicure, Inc., 5.826%, Due 11/1/2024, 1st Lien Term Loan B, (1-mo. LIBOR + 3.750%)	6,007,810	6,015,320
NeuStar, Inc., 10.076%, Due 8/8/2025, 2nd Lien Term Loan, (1-mo. LIBOR + 8.000%)	1,991,000	1,947,855
Oasis Outsourcing Holdings, Inc., 5.326%, Due 6/30/2023, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	3,379,000	3,391,671
Ocean Bidco, Inc., 7.334%, Due 3/21/2025, USD Term Loan B, (3-mo. LIBOR + 5.000%)	7,022,930	7,044,912
OEConnection LLC, 6.080%, Due 11/22/2024, 1st Lien Term Loan, (1-mo. LIBOR + 4.000%)	2,332,280	2,338,111
Ping Identity Corp., 5.826%, Due 1/24/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.750%)	5,000,000	5,000,000
Plantronics, Inc., 4.576%, Due 7/2/2025, 2018 Term Loan B, (1-mo. LIBOR + 2.500%)	16,536,000	16,487,715
PowerSchool, 5.332%, Due 8/1/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.250%)	6,775,000	6,749,594
Priority Payment Systems LLC, 7.080%, Due 1/3/2023, Term Loan, (1-mo. LIBOR + 5.000%)	840,732	847,038
Project Ruby Ultimate Parent Corp., 5.576%, Due 2/9/2024, 2017 Term Loan B, (1-mo. LIBOR + 3.500%)	6,933,993	6,942,661
Riverbed Technology, Inc., 5.330%, Due 4/24/2022, 2016 Term Loan, (1-mo. LIBOR + 3.250%)	10,163,248	10,103,997
SciQuest, Inc., 6.076%, Due 12/28/2024, 2017 Term Loan, (1-mo. LIBOR + 4.000%)	4,530,235	4,518,909
SonicWALL, Inc., 5.822%, Due 5/16/2025, 1st Lien Term Loan, (3-mo. LIBOR + 3.500%)	5,000,000	4,987,500
SS&C Technologies Holdings Europe S.a.r.l., 4.326%, Due 4/16/2025, 2018 Term Loan B4, (1-mo. LIBOR + 2.250%)	1,885,172	1,886,114
SS&C Technologies, Inc., 4.326%, Due 4/16/2025, 2018 Term Loan B3, (1-mo. LIBOR + 2.250%)	4,846,201	4,848,624
Stars Group Holdings B.V. (The), 5.831%, Due 7/10/2025, 2018 USD Incremental Term Loan, (3-mo. LIBOR + 3.500%)	5,228,000	5,266,844
TigerLuxOne S.a.r.l., 7.084%, Due 2/16/2024, 1st Lien Term Loan B, (3-mo. LIBOR + 4.750%)	3,332,813	3,330,746
TriTech Software Systems, Due 8/15/2025, 2018 Term Loan BD	3,606,000	3,612,779
Verifone Systems, Inc., 6.322%, Due 8/20/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 4.000%)	2,506,000	2,509,133
Vero Parent, Inc., 7.076%, Due 8/16/2024, 2017 Term Loan B, (1-mo. LIBOR + 5.000%)	6,666,623	6,674,956
Weld North Education LLC, 6.590%, Due 2/7/2025, Term Loan B, (3-mo. LIBOR + 4.250%)	1,319,693	1,321,342

		306,355,219

Telecommunications - 5.61%
CenturyLink, Inc., 4.826%, Due 1/31/2025, 2017 Term Loan B, (1-mo. LIBOR + 2.750%)	19,194,428	18,964,095
Fusion Telecommunications International, Inc., 9.841%, Due 5/4/2023, 1st Lien Term Loan, (3-mo. LIBOR + 7.500%)	6,080,038	5,821,636
Global Tel*Link Corp.,
6.334%, Due 5/23/2020, 1st Lien Term Loan, (3-mo. LIBOR + 4.000%)	12,745,922	12,805,700
10.584%, Due 11/23/2020, 2nd Lien Term Loan, (3-mo. LIBOR + 8.250%)	6,288,000	6,303,720
Intelsat Jackson Holdings S.A.,
6.565%, Due 1/2/2024, 2017 Term Loan B4, (1-mo. LIBOR + 4.500%)	771,000	807,946
6.625%, Due 1/2/2024, 2017 Term Loan B5F	514,000	537,901
5.815%, Due 11/27/2023, 2017 Term Loan B3, (1-mo. LIBOR + 3.750%)	17,319,000	17,393,645
Merrill Communications LLC, 7.592%, Due 6/1/2022, 2015 Term Loan, (3-mo. LIBOR + 5.250%)	27,052	27,255
NeuStar, Inc., 5.575%, Due 8/8/2024, 2018 Term Loan B4, (1-mo. LIBOR + 3.500%)	14,924,875	14,962,187
QualTek USA LLC, 7.826%, Due 7/18/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 5.750%)	8,623,000	8,472,097
Securus Technologies Holdings, Inc.,
10.326%, Due 11/1/2025, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 8.250%)	10,226,000	10,200,435
6.576%, Due 11/1/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 4.500%)	17,729,930	17,707,768
Telesat Canada, 4.840%, Due 11/17/2023, Term Loan B4, (3-mo. LIBOR + 2.500%)	4,493,780	4,496,611
U.S. Telepacific Corp., 7.334%, Due 5/2/2023, 2017 Term Loan B, (3-mo. LIBOR + 5.000%)	11,170,011	11,063,896

		129,564,892

Transportation - 1.72%
Accuride Corp., 7.584%, Due 11/17/2023, 2017 Term Loan B, (3-mo. LIBOR + 5.250%)	1,607,240	1,624,325
Daseke, Inc., 7.076%, Due 2/27/2024, 2017 Term Loan B, (1-mo. LIBOR + 5.000%)	6,377,885	6,401,802
Gruden Acquisition, Inc., 7.834%, Due 8/18/2022, 2017 Term Loan, (3-mo. LIBOR + 5.500%)	5,894,567	5,916,672

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2018

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONS - 89.41% (continued)
Transportation - 1.72% (continued)
Livingston International, Inc.,
8.086%, Due 3/20/2020, Term Loan B3, (3-mo. LIBOR + 5.750%)	$4,956,602	$4,947,333
10.584%, Due 4/18/2020, 2nd Lien Term Loan, (3-mo. LIBOR + 8.250%)	750,000	705,000
PS Logistics LLC, 7.317%, Due 3/1/2025, Term Loan, (1-mo. LIBOR + 5.250%)	4,500,000	4,519,710
SMB Shipping Logistics LLC, 6.180%, Due 1/31/2024, 1st Lien Term Loan, (3-mo. LIBOR + 4.000%)	8,062,987	8,062,987
United Road Services, Inc., 7.326%, Due 9/1/2024, 2017 Term Loan B, (1-mo. LIBOR + 5.250%)	7,500,358	7,509,733

		39,687,562

Utilities - 0.81%
Compass Power Generation LLC, 5.576%, Due 12/20/2024, 2018 Term Loan B, (1-mo. LIBOR + 3.500%)	503,036	504,610
Frontera Generation Holdings LLC, 6.331%, Due 5/2/2025, 2018 Term Loan B, (1-mo. LIBOR + 4.250%)	10,692,000	10,718,730
Helix Gen Funding LLC, 5.826%, Due 6/2/2024, Term Loan B, (1-mo. LIBOR + 3.750%)	1,444,566	1,387,506
Invenergy Thermal Operating I LLC, Due 8/28/2025, 2018 Term Loan BD	2,000,000	2,015,000
Star West Generation LLC, 6.830%, Due 3/13/2020, 2015 Term Loan B, (1-mo. LIBOR + 4.750%)	1,771,717	1,672,058
WG Partners Acquisition LLC, 5.834%, Due 11/15/2023, Term Loan B, (3-mo. LIBOR + 3.500%)	2,398,532	2,398,532

		18,696,436

Total Bank Loan Obligations (Cost $2,074,031,609)		2,065,691,433

CORPORATE OBLIGATIONS - 0.98%
Communications - 0.18%
Iridium Communications, Inc., 10.250%, Due 4/15/2023G	3,888,000	4,199,040

Consumer, Cyclical - 0.23%
Constellation Merger Sub, Inc., 8.500%, Due 9/15/2025G	5,525,000	5,221,125

Consumer, Non-Cyclical - 0.33%
Avantor, Inc., 9.000%, Due 10/1/2025G	3,429,000	3,536,156
Hadrian Merger Sub, Inc., 8.500%, Due 5/1/2026G	3,442,000	3,261,295
LSC Communications, Inc., 8.750%, Due 10/15/2023G	845,000	834,438

		7,631,889

Technology - 0.24%
Riverbed Technology, Inc., 8.875%, Due 3/1/2023G	6,010,000	5,559,250

Total Corporate Obligations (Cost $22,896,098)		22,611,304

	Shares

SHORT-TERM INVESTMENTS - 17.60% (Cost $406,580,401)
Investment Companies - 17.60%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.85%H I	406,580,401	406,580,401

TOTAL INVESTMENTS - 108.05% (Cost $2,503,604,852)		2,496,437,413
LIABILITIES, NET OF OTHER ASSETS - (8.05%)		(186,050,992)

TOTAL NET ASSETS - 100.00%		$2,310,386,421

Percentages are stated as a percent of net assets.

A Value was determined using significant unobservable inputs.

B Non-income producing security.

C Bank loan obligations, unless otherwise stated, carry a floating rate of interest. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

D Coupon rates may not be available for bank loans that are unsettled and/or unfunded as of August 31, 2018.

E Unfunded Loan Commitment. At period end, the amount of unfunded loan commitments was $ 8,296,594 or 0.36% of net assets. Of this amount, $1,270,999, $704,720, $42,319, $2,535,918, $1,914,522, $478,924, $171,174, $1,136,848 and $41,170 relate to Access CIG LLC, AqGen Ascensus, Inc., DG Investment Intermediate Holdings, Inc., DuBois Chemicals, Inc., Heartland Dental LLC, Mavis Tire Express Services Corp., Recess Holdings, Inc. and St. Georges University, YI LLC respectively.

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2018

F Fixed Rate.

G Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $22,611,304 or 0.98% of net assets. The Fund has no right to demand registration of these securities.

H The Fund is affiliated by having the same investment advisor.

I 7-day yield.

J Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $284,262 or 0.01% of net assets.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

PIK - Payment in Kind.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of August 31, 2018, the investments were classified as described below:

Sound Point Floating Rate Income Fund	Level 1	Level 2	Level 3		Total
Assets
Common Stocks	$12,687	$-	$1,541,588	(1)	$1,554,275
Warrants	-	-	0	(1)	-
Bank Loan Obligations(2)	-	2,053,040,622	12,650,811		2,065,691,433
Corporate Obligations	-	22,611,304	-		22,611,304
Short-Term Investments	406,580,401	-	-		406,580,401

Total Investments in Securities - Assets	$406,593,088	$2,075,651,926	$14,192,399		$2,496,437,413

(1)	Includes investments held in the Fund’s portfolio with $0 fair value.
(2)	Unfunded loan commitments represent $8,296,594 at period end.

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. As of August 31, 2018, there were no transfers between levels.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 8/31/2017		Purchases	Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 8/31/2018		Change in Unrealized Appreciation (Depreciation) at Period end**
Bank Loan Obligations	$11,689,075		$4,595,921	$3,687,672	$8,848	$3,982	$40,657	$-	$-	$12,650,811		$43,727
Common Stocks	311,513	(1)	-	-	-	-	1,230,075	-	-	1,541,588	(1)	1,230,075
Warrants	0	(1)	-	-	-	-	-	-	-	0	(1)	-

	$12,000,588		$4,595,921	$3,687,672	$8,848	$3,982	$1,270,732	$-	$-	$14,192,399		$1,273,802

**

Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of Operations.

(1)	Investments held in the Fund’s portfolio with $0 fair value.

For the year ended August 31, 2018, one bank loan obligation valued at $284,262 has been fair valued at the last price due to a drop in pricing coverage from the pricing service. Two common stocks and a warrant have been fair valued at $0 by the Valuation Committee. The remaining bank loan obligations, valued at $12,366,549, and common stocks, valued at $1,541,588, have been classified as Level 3 due to a valuation based on single broker quotes.

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

August 31, 2018

	SiM High Yield Opportunities Fund	Sound Point Floating Rate Income Fund
Assets:
Investments in unaffiliated securities, at fair value†	$1,129,350,973	$2,089,857,012
Investments in affiliated securities, at fair value‡	13,065,359	406,580,401
Cash	375,183	4,419,199
Deposit with brokers for futures contracts	63,098	-
Dividends and interest receivable	21,102,077	10,747,598
Receivable for investments sold	865,505	30,991,090
Receivable for fund shares sold	2,835,221	16,227,726
Receivable for tax reclaims	39	-
Receivable for expense reimbursement (Note 2)	22,854	24,114
Receivable for variation margin on open futures contracts (Note 5)	1,108,233	-
Prepaid expenses	58,151	150,278

Total assets	1,168,846,693	2,558,997,418

Liabilities:
Payable for investments purchased	-	233,210,629
Payable for fund shares redeemed	5,033,238	4,638,341
Dividends payable	599,388	505,287
Unfunded loan commitments	-	8,296,594
Management and sub-advisory fees payable (Note 2)	709,941	1,321,805
Service fees payable (Note 2)	85,259	175,690
Transfer agent fees payable (Note 2)	78,098	109,522
Custody and fund accounting fees payable	36,239	88,663
Professional fees payable	70,516	79,577
Trustee fees payable (Note 2)	500	700
Payable for prospectus and shareholder reports	47,215	22,552
Other liabilities	11,312	161,637

Total liabilities	6,671,706	248,610,997

Net assets	$1,162,174,987	$2,310,386,421

Analysis of net assets:
Paid-in-capital	$1,188,053,149	$2,319,875,227
Undistributed (overdistribution of) net investment income	(599,388)	9,643,646
Accumulated net realized (loss)	(13,399,796)	(11,965,013)
Unrealized (depreciation) of investments in unaffiliated securitiesA	(12,964,851)	(7,167,439)
Unrealized (depreciation) of foreign currency transactions	(19,991)	-
Unrealized appreciation of futures contracts	1,105,864	-

Net assets	$1,162,174,987	$2,310,386,421

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

August 31, 2018

	SiM High Yield Opportunities Fund	Sound Point Floating Rate Income Fund
Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	40,127,890	38,076,332

Y Class	62,218,725	122,528,582

Investor Class	9,428,870	52,499,863

A Class	3,989,036	5,736,103

C Class	6,358,476	5,812,899

SP	N/A	68,571

Net assets:
Institutional Class	$382,074,042	$391,526,212

Y Class	$591,845,939	$1,260,705,246

Investor Class	$89,459,142	$538,668,514

A Class	$37,998,012	$58,987,550

C Class	$60,797,852	$59,792,915

SP	N/A	$705,984

Net asset value, offering and redemption price per share:
Institutional Class	$9.52	$10.28

Y Class	$9.51	$10.29

Investor Class	$9.49	$10.26

A Class	$9.53	$10.28

A Class (offering price)	$10.01	$10.54

C Class	$9.56	$10.29

SP	N/A	$10.30

† Cost of investments in unaffiliated securities	$1,142,315,824	$2,097,024,451
‡ Cost of investments in affiliated securities	$13,065,359	$406,580,401
A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the year ended August 31, 2018

	SiM High Yield Opportunities Fund	Sound Point Floating Rate Income Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$1,535,894	$-
Dividend income from affiliated securities (Note 8)	186,397	3,322,463
Interest income (net of foreign taxes)†	80,514,302	86,597,587

Total investment income	82,236,593	89,920,050

Expenses:
Management and sub-advisory fees (Note 2)	8,777,966	10,498,422
Transfer agent fees:
Institutional Class (Note 2)	293,547	93,625
Y Class (Note 2)	570,068	745,255
Investor Class	5,591	10,093
A Class	7,032	2,944
C Class	3,871	2,855
Custody and fund accounting fees	226,194	510,376
Professional fees	126,941	142,344
Registration fees and expenses	144,161	363,139
Service fees (Note 2):
Investor Class	374,613	713,171
A Class	10,175	38,235
C Class	35,654	34,186
Distribution fees (Note 2):
A Class	131,412	108,093
C Class	651,151	417,970
SP Class	-	1,976
Prospectus and shareholder report expenses	150,178	120,159
Trustee fees (Note 2)	83,767	103,420
Other expenses	69,134	58,413

Total expenses	11,661,455	13,964,676

Net fees waived and expenses (reimbursed) / recouped (Note 2)	(108,508)	66,389

Net expenses	11,552,947	14,031,065

Net investment income	70,683,646	75,888,985

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	3,335,111	(3,396,848)
Foreign currency transactions	(75,755)	-
Futures contracts	(6,518)	-
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	(17,624,792)	(7,128,886)
Foreign currency transactions	(40,029)	-
Futures contracts	2,170,542	-

Net (loss) from investments	(12,241,441)	(10,525,734)

Net increase in net assets resulting from operations	$58,442,205	$65,363,251

† Foreign taxes	$39,783	$-
A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	SiM High Yield Opportunities Fund		Sound Point Floating Rate Income Fund
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$70,683,646	$70,121,842	$75,888,985	$21,944,378
Net realized gain (loss) from investments in unaffiliated securities, foreign currency transactions, and futures contracts	3,252,838	3,324,238	(3,396,848)	3,428,894
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, and futures contracts	(15,494,279)	11,115,714	(7,128,886)	(97,215)

Net increase in net assets resulting from operations	58,442,205	84,561,794	65,363,251	25,276,057

Distributions to shareholders:
Net investment income:
Institutional Class	(21,073,065)	(20,623,091)	(15,197,926)	(6,542,503)
Y Class	(35,799,953)	(29,088,824)	(41,992,309)	(10,872,357)
Investor Class	(5,903,365)	(6,890,982)	(14,184,672)	(2,806,600)
A Class	(2,911,855)	(4,476,817)	(2,073,340)	(857,851)
C Class	(3,125,031)	(3,314,854)	(1,694,366)	(622,300)
SP Class	-	-	(37,275)	(257,055)
Net realized gain from investments:
Institutional Class	-	-	(653,654)	(147,428)
Y Class	-	-	(1,522,613)	(190,454)
Investor Class	-	-	(381,529)	(69,215)
A Class	-	-	(87,467)	(24,053)
C Class	-	-	(88,440)	(23,779)
SP Class	-	-	(2,075)	(17,010)
Return of capital:
Institutional Class	(640,329)	(1,720,604)	-	-
Y Class	(1,009,412)	(2,843,585)	-	-
Investor Class	(149,749)	(529,582)	-	-
A Class	(64,791)	(390,036)	-	-
C Class	(87,259)	(271,445)	-	-

Net distributions to shareholders	(70,764,809)	(70,149,820)	(77,915,666)	(22,430,605)

Capital share transactions (Note 10):
Proceeds from sales of shares	551,075,868	665,020,665	1,822,617,349	970,627,322
Reinvestment of dividends and distributions	64,533,431	65,249,947	73,930,335	20,919,758
Cost of shares redeemed	(644,287,572)	(690,058,534)	(506,619,445)	(172,663,750)
Redemption fees	-	30,709	-	-

Net increase (decrease) in net assets from capital share transactions	(28,678,273)	40,242,787	1,389,928,239	818,883,330

Net increase (decrease) in net assets	(41,000,877)	54,654,761	1,377,375,824	821,728,782

Net assets:
Beginning of period	1,203,175,864	1,148,521,103	933,010,597	111,281,815

End of period*	$1,162,174,987	$1,203,175,864	$2,310,386,421	$933,010,597

* Includes undistributed (overdistribution of) net investment income	$(599,388)	$(8,062,765)	$9,643,646	$(35,395)

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

August 31, 2018

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940 (the “Act”), as amended, as diversified, open-end management investment companies. As of August 31, 2018, the Trust consists of thirty-three active series, two of which are presented in this filing: American Beacon SiM High Yield Opportunities Fund and American Beacon Sound Point Floating Rate Income Fund (collectively, the “Funds” and each individually a “Fund”). The remaining thirty-one active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisors Act of 1940, as amended (the “Advisors Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large Institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors - sold directly through intermediary channels.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000
SP Class	Retail investors who invest directly through a financial intermediary such as a broker, or through employee directed benefit plans and were formerly shareholders of the Investor Class Shares of the Sound Point Floating Rate Income Fund prior to its reorganization.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

American Beacon FundsSM

Notes to Financial Statements

August 31, 2018

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For convertible securities, premiums attributable to the conversion feature are not amortized. Realized gains (losses) from securities sold are determined on the basis of specific lot identification. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed for non-accrual when the issuer resumes interest payments or when collectability of interest is probable.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Funds’ Statements of Operations.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to any Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2018

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Funds’ average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into an Investment Advisory Agreement with the following Sub-Advisors pursuant to which each Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets according to the following schedules:

Strategic income Management, LLC

First $250 million	0.45%
Next $250 million	0.40%
Next $500 million	0.35%
Over $1 billion	0.30%

Sound Point Capital Management, LP

All Assets	0.35%

The Management and Sub-Advisory Fees paid by the Funds for the year ended August 31, 2018 were as follows:

SiM High Yield Opportunities Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$4,247,980
Sub-Advisor Fees	0.37%	4,529,986

Total	0.72%	$8,777,966

American Beacon FundsSM

Notes to Financial Statements

August 31, 2018

Sound Point Floating Rate Income Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$5,233,993
Sub-Advisor Fees	0.35%	5,264,429

Total	0.70%	$10,498,422

Distribution Plans

The Funds, except for the A, C, and SP Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A, C, and SP Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A and SP Classes and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plan, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to the Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the year ended August 31, 2018, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
SiM High Yield Opportunities	$819,361
Sound Point Floating Rate Income	797,930

American Beacon FundsSM

Notes to Financial Statements

August 31, 2018

As of August 31, 2018, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
SiM High Yield Opportunities	$67,966
Sound Point Floating Rate Income	98,584

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended August 31, 2018, the Manager earned fees on the Funds’ direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
SiM High Yield Opportunities	$13,300
Sound Point Floating Rate Income	227,114

Interfund Credit Facility

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating Funds for temporary purposes. The interfund credit facility is advantageous to the Funds because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a Fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended August 31, 2018, the SiM High Yield Opportunities Fund borrowed on average $5,080,372 for 9 days at an average interest rate of 1.97% with interest charges of $2,539. These amounts are recorded within “Other expenses” on the accompanying Statements of Operations. For the year ended August 31, 2018, the Sound Point Floating Rate Income Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the Funds’ expense cap. During the year ended August 31, 2018, the Manager waived and/or reimbursed (recouped) expenses as follows:

Fund	Class	Expense Cap	Reimbursed Expenses	(Recouped) Expenses	Expiration of Reimbursed Expenses
		9/1/2017 - 8/31/2018
SiM High Yield Opportunities	Institutional	0.84%	$108,508	$-	2021
Sound Point Floating Rate Income	Institutional	0.84%	-	(61,090)	2021
Sound Point Floating Rate Income	A	N/A	-	(3,447)	2021
Sound Point Floating Rate Income	C	N/A	-	(958)	2021
Sound Point Floating Rate Income	SP	N/A	-	(894)	2021

American Beacon FundsSM

Notes to Financial Statements

August 31, 2018

Of these amounts, $22,854 and $24,114 were disclosed as a receivable from the Manager on the Statements of Assets and Liabilities at August 31, 2018 for the SiM High Yield Opportunities and Sound Point Floating Rate Income Fund, respectively.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2021. The Fund did not record a liability for potential reimbursement due to the current assessment that a reimbursement is unlikely. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses		Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
SiM High Yield Opportunities	$-		$60,056	$-	2018
SiM High Yield Opportunities	-		175,131	-	2019
SiM High Yield Opportunities	-		44,356	-	2020
Sound Point Floating Rate Income	66,389	(1)	131,414	-	2019
Sound Point Floating Rate Income	-		14,168	-	2020

(1)	Of this amount, $61,090, $3,447, $958 and $894 relate to Institutional, A, C, and SP classes, respectively.

The Distributor

Effective March 1, 2018, Resolute Investment Distributors, Inc. (“RID” or “Distributor”) replaced Foreside Fund Services, LLC (“Foreside”) as the Funds’ distributor and principal underwriter of the Funds’ shares.

RID is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is affiliated with the Manager through common ownership. Under a Distribution Agreement with the Trust, the Distributor acts as the distributor and principal underwriter of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Funds’ shares. Pursuant to the Distribution Agreement, to the extent applicable, the Distributor receives, and may re-allow to broker-dealers, all or a portion of the sales charge paid by the purchasers of A Class and C Class shares. For A Class and C Class shares, the Distributor receives commission revenue consisting of the portion of A Class and C Class sales charge remaining after the allowances by the Distributor to the broker-dealers. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.

Prior to March 1, 2018, Foreside served as the distributor and principal underwriter of the Funds’ shares. Pursuant to a Sub-Administration Agreement between Foreside and the Manager in effect through February 28, 2018, Foreside received a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the Trust, including the registration of Manager employees as registered representatives of Foreside to facilitate distribution of Fund shares. Foreside also received a fee from the Manager under a Marketing Agreement pursuant to which Foreside provided services in connection with the marketing of a Fund to institutional investors. Pursuant to the Distribution Agreement with the Trust in effect through February 28, 2018, Foreside received, and may have re-allowed to broker-dealers, all or a portion of the sales charge paid by the purchasers of A and C Class shares. For A and C Class shares, Foreside received commission revenues consisting of the portion of A and C Class sales charge remaining after the allowances by Foreside to the broker dealers. Foreside retained any portion of the commission fees that were not paid to the broker-dealers for use solely to pay distribution related expenses.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2018

Sales Commissions

The Funds’ Distributor, formerly Foreside, may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the period September 1, 2017 through February 28, 2018, Foreside collected $5,514 and $10,904 in sales commissions for SiM High Yield Opportunities Fund and Sound Point Floating Rate Income Fund, respectively, from the sale of Class A Shares. During the period March 1, 2018 through August 31, 2018, RID collected $5,520 and $21,351 for the SiM High Yield Opportunities Fund and Sound Point Floating Rate Income Fund, respectively, from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. From March 1, 2018 through August 31, 2018, RID collected CDSC fees of $12 for the Class A Shares of SiM High Yield Opportunities Fund. During the period September 1, 2017 through February 28, 2018, Foreside collected CDSC fees of $6,751 for the Class A Shares of Sound Point Floating Rate Income Fund. During the period March 1, 2018 through August 31, 2018, RID collected CDSC fees of $4,372 for the Class A Shares of Sound Point Floating Rate Income Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period September 1, 2017 through February 28, 2018, Foreside collected CDSC fees of $2,243 and $9,866 for Class C Shares of the SiM High Yield Opportunities Fund and Sound Point Floating Rate Income Fund, respectively. During the period March 1, 2018 through August 31, 2018, RID collected CDSC fees of $3,043 and $8,588 for Class C Shares of the SiM High Yield Opportunities Fund and Sound Point Floating Rate Income Fund, respectively.

Trustee Fees and Expenses

As compensation for their service to the Trust, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, and American Beacon Apollo Total Return Fund, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for his attendance at the committee meetings. Effective January 1, 2018, the Board Vice Chair receives an additional annual retainer of $10,000. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trusts according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET,

American Beacon FundsSM

Notes to Financial Statements

August 31, 2018

the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depository Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2018

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2018

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

4.  Securities and Other Investments

Bank Loans and Senior Loans

Loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions. In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders. Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. In asserting rights against a borrower, the Funds normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of purchasers of loans are subject to the claims of the agent’s general or secured creditors, the Funds might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. The Funds may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.

Bank loans can be fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). The Funds may invest in senior loans, which are floating rate loans that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities that, under normal circumstances, allow them to have priority of claim ahead of other obligations of a borrower in the event of liquidation. Bank loans and senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. The Funds may invest in such loans in the form of participations in loans and

American Beacon FundsSM

Notes to Financial Statements

August 31, 2018

assignments of all or a portion of loans from third parties. In connection with purchasing participations in such instruments, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the participation. When the Funds purchase assignments from lenders, the Funds will acquire direct rights against the borrower on the loan.

The Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in “Interest income” on the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included on the Statements of Assets and Liabilities and Statements of Operations.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Convertible Securities

Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

Corporate Debt and Other Fixed-Income Securities

Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause a Fund’s net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on specific characteristics of each security. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2018

Delayed Funding Loans and Revolving Credit Facilities

A Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specific term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid in accordance with procedures established by the Trust’s Board, in an amount sufficient to meet such commitments.

A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Floating Rate Loan Interest

The Funds may invest in floating rate loan interests. The floating rate loan interests held by the Funds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds considers these investments to be investments in debt securities for purposes of its investment policies.

When the Funds purchase a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Funds upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower

American Beacon FundsSM

Notes to Financial Statements

August 31, 2018

and the lender that is selling the Participation. The Funds’ investment in Participations involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Funds earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in “Interest income” on the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included on the Statements of Assets and Liabilities and Statements of Operations.

Foreign Debt Securities

The Funds may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Funds’ investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets.

Foreign Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as an investor.

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2018

Illiquid and Restricted Securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Illiquid and restricted securities outstanding during the year ended August 31, 2018 are disclosed in the Notes to the Schedules of Investments.

Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Funds, to purchase such unregistered securities if certain conditions are met.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Preferred Stock

A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2018

Payment-In-Kind Securities

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the “Unrealized appreciation (depreciation) of investments” to “Dividend and interest receivable” in the Statements of Assets and Liabilities.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances to hedge foreign currency exposure or to reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflects this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the year ended August 31, 2018, the SiM High Yield Opportunities Fund entered into futures contracts primarily for return enhancement, hedging and exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended August 31, 2018
SiM High Yield Opportunities	484

American Beacon FundsSM

Notes to Financial Statements

August 31, 2018

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

SiM High Yield Opportunities Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of August 31, 2018:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$1,105,864	$-	$-	$-	$1,105,864

The effect of financial derivative instruments on the Statements of Operations as of August 31, 2018:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$(6,518)	$-	$-	$-	$(6,518)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$2,170,542	$-	$-	$-	$2,170,542

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, August 31, 2018.

SiM High Yield Opportunities Fund

Offsetting of Financial and Derivative Assets as of August 31, 2018:
	Assets	Liabilities
Futures Contracts	$1,105,864	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$1,105,864	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(1,105,864)	$-

American Beacon FundsSM

Notes to Financial Statements

August 31, 2018

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Bank Loan Risk

Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for loans, including bank loans and senior loans, to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present risk to shareholders regarding a Fund’s ability to pay redemption proceeds within the allowable time periods stated in its prospectus. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain loans may impair the ability of a Fund to sell its loan interests at a time when it may otherwise be desirable to do so or may require a Fund to sell them at prices that are less than what a Fund regards as their fair market value and may make it difficult to value such loans. Interest in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions. When a Fund’s loan interest is a participation, the Fund is subject to the risk that the party selling the participation interest will not remit a Fund’s pro rata share of loan payments to the Fund, and the Fund may have less control over the exercise of remedies than the party selling the participation interest.

Callable Securities Risk

The Funds may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call the Funds would lose the income that would have been earned to maturity on that security, and the proceeds received by the Funds may be invested in securities paying lower coupon rates and may not benefit from any increase in value that might otherwise result from declining interest rates.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan, will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely.

Currency Risk

The Funds may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward foreign currency exchange contracts in non- U.S. currencies, non-U.S. currency futures contracts, and swaps for cross-currency investments. Foreign currencies will fluctuate, and may decline, in value relative to the U.S. dollar and other currencies and thereby affect the Funds’ investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Equity Investments Risk

Equity securities are subject to market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the

American Beacon FundsSM

Notes to Financial Statements

August 31, 2018

company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Funds and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Floating Rate Securities Risk

The interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. Floating rate securities are subject to interest rate risk and credit risk. As short-term interest rates decline, interest payable on floating rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating rate securities typically increases. Changes in interest rates on floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in interest rates. The value of floating rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

High-Yield Securities Risk

Investing in high-yield, below investment-grade securities (commonly referred to as “junk bonds”) generally involves significantly greater risks of loss of your money than an investment in investment grade securities. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest. Below investment grade securities may experience greater price volatility and less liquidity than investment grade securities.

Illiquid and Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Funds may not be able to

American Beacon FundsSM

Notes to Financial Statements

August 31, 2018

sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Funds believe is its fair market value. In addition, transaction costs may be higher for restricted securities and the Funds may receive only limited information regarding the issuer of a restricted security. The Funds may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Interest Rate Risk

The Funds are subject to the risk that the market value of fixed-income securities or derivatives it holds, particularly mortgage backed and other asset backed securities, will decline due to rising interest rates. Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction to movements in interest rates. The Federal Reserve raised the federal funds rate several times since December 2015 and has signaled additional increases in the near future. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Funds. The prices of fixed-income securities or derivatives are also affected by their duration. Fixed-income securities or derivatives with longer duration generally have greater sensitivity to changes in interest rates. An increase in interest rates can impact markets broadly as well. Some investors buy securities with borrowed money; an increase in interest rates can cause a decline in those markets.

Liquidity Risk

The Funds are susceptible to the risk that certain fixed-income investments, may have limited marketability or be subject to restrictions on sale, and may be difficult or impossible to purchase or sell at favorable times or prices. The Funds could lose money if they are unable to dispose of an investment at a time that is most beneficial to the Funds. The Funds may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Funds. For example, the Funds may be forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Loan Interests Risk

Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for loans, including bank loans and senior loans, to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present risk to shareholders regarding a Fund’s ability to pay redemption proceeds within the allowable time periods stated in its prospectus. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain loans may impair the ability of a Fund to sell its loan interests at a time when it may otherwise be desirable to do so or may require a Fund to sell them at prices that are less than what a Fund regards as their fair market value and may make it difficult to value such loans. Interest in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions. When a Fund’s loan interest is a participation, the Fund is subject to the risk that the party selling the participation interest will not remit a Fund’s pro rata share of loan payments to the Fund, and the Fund may have less control over the exercise of remedies than the party selling the participation interest.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit

American Beacon FundsSM

Notes to Financial Statements

August 31, 2018

downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The results of the 2016 U.S. presidential election may result in significant changes in certain policies. These changes may result in lower corporate taxes, higher levels of public debt, higher interest rates, more restrictions on international trade, and less stringent prudential regulation of certain players in the financial markets.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. The abandonment of the euro or withdrawal from the European Union (“EU”) on the part of the United Kingdom or any other member could significantly adversely affect the value of the Fund’s investments in Europe. Particularly, the United Kingdom’s vote to leave the EU could lead to a prolonged period of uncertainty as to the exact terms of exit and the impact on different industry sectors and increased market volatility.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds. For example, money market funds are subject to interest rate risk, credit risk, and market risk.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2018

Prepayment and Extension Risk

Prepayment risk is the risk that the principal amount of a bond may be repaid prior to the bond’s maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity. If this occurs, no additional interest will be paid on the investment and the Funds may have to invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

Unrated Securities Risk

Because the Funds may purchase securities that are not rated by any rating organization, the sub-advisor, after assessing their credit quality, may internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means a Fund might have difficulty selling them promptly at an acceptable price. Unrated securities may be subject to greater liquidity risk and price volatility.

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended August 31, 2018 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	SiM High Yield Opportunities Fund		Sound Point Floating Rate Income Fund
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017
Distributions paid from:
Ordinary income*
Institutional Class	$19,343,721	$20,623,091	$15,833,805	$6,689,931
Y Class	32,868,304	29,088,824	43,473,516	11,062,811
Investor Class	5,421,270	6,890,982	14,555,826	2,875,815
A Class	2,674,783	4,476,817	2,158,429	881,904
C Class	2,869,191	3,314,854	1,780,401	646,079
SP Class	-	-	39,294	274,065

American Beacon FundsSM

Notes to Financial Statements

August 31, 2018

	SiM High Yield Opportunities Fund		Sound Point Floating Rate Income Fund
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017
Long-term capital gains
Institutional Class	$1,729,344	$-	$17,775	$-
Y Class	2,931,649	-	41,406	-
Investor Class	482,095	-	10,375	-
A Class	237,072	-	2,378	-
C Class	255,840	-	2,405	-
SP Class	-	-	56	-
Tax Return of Capital
Institutional Class	640,329	1,720,604	-	-
Y Class	1,009,412	2,843,585	-	-
Investor Class	149,749	529,582	-	-
A Class	64,791	390,036	-	-
C Class	87,259	271,445	-	-
SP Class	-	-	-	-

Total distributions paid	$70,764,809	$70,149,820	$77,915,666	$22,430,605

*For tax purposes, short-term capital gains are considered ordinary income distributions.

As of August 31, 2018 the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
SiM High Yield Opportunities	$1,167,675,115	$23,090,872	$(48,369,646)	$(25,278,774)
Sound Point Floating Rate Income	2,503,607,192	8,685,974	(15,855,753)	(7,169,779)

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings (Deficit)
SiM High Yield Opportunities	$(25,278,774)	$-	$-	$-	$(599,388)	$(25,878,162)
Sound Point Floating Rate Income	(7,169,779)	10,578,336	-	(12,392,074)	(505,289)	(9,488,806)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, straddle loss deferrals, dividends payable at the end of period, deferral of late year losses, and the reclassification of income from real estate investment securities and publicly traded partnerships.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from foreign currency, reclassifications of income from real estate investment securities and publicly traded partnerships, dividend reclasses, paydowns, deemed taxable dividends and return of capital distributions as of August 31, 2018:

Fund	Paid-In-Capital	Undistributed (Overdistribution of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)
SiM High Yield Opportunities	$(340)	$5,593,000	$(5,592,660)	$-
Sound Point Floating Rate Income	-	8,969,944	(8,969,944)	-

American Beacon FundsSM

Notes to Financial Statements

August 31, 2018

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

During the year ended August 31, 2018, the Funds had the following post RIC MOD capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
SiM High Yield Opportunities	$-	$-
Sound Point Floating Rate Income	10,997,192	1,394,882

During the year ended August 31, 2018, SiM High Yield Opportunities utilized $257,037 long term post RIC MOD capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended August 31, 2018 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
SiM High Yield Opportunities	$599,292,837	$-	$639,002,002	$-
Sound Point Floating Rate Income	2,225,313,074	-	966,682,759	-

A summary of the Funds’ transactions in the USG Select Fund for the year ended August 31, 2018 were as follows:

Fund	Type of Transaction	August 31, 2017 Shares/Fair Value	Purchases	Sales	August 31, 2018 Shares/Fair Value	Dividend Income
SiM High Yield Opportunities	Direct	$-	$500,207,572	$487,142,213	$13,065,359	$186,397
Sound Point Floating Rate Income	Direct	170,748,662	990,164,112	754,332,373	406,580,401	3,322,463

9.  Borrowing Arrangements

Effective November 16, 2017, the Funds, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $50 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 15, 2018, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

Effective November 16, 2017, the Funds, along with certain other Participating Funds managed by the Manager, entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate. The Uncommitted Line expires November 15, 2018 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2018

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets. During the year ended August 31, 2018, the Funds did not utilize this facility.

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	Institutional Class
	Year Ended August 31,
	2018		2017
SiM High Yield Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	15,411,903	$148,250,877	15,647,330	$150,173,704
Reinvestment of dividends	2,106,104	20,276,450	2,299,796	22,102,305
Shares redeemed	(14,382,218)	(138,261,396)	(25,127,675)	(241,551,109)
Redemption fees	-	-	-	11,780

Net increase (decrease) in shares outstanding	3,135,789	$30,265,931	(7,180,549)	$(69,263,320)

	Y Class
	Year Ended August 31,
	2018		2017
SiM High Yield Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	34,800,437	$335,555,442	41,386,495	$398,109,836
Reinvestment of dividends	3,434,577	33,017,264	3,044,780	29,299,458
Shares redeemed	(36,151,317)	(347,190,605)	(31,395,984)	(301,265,477)
Redemption fees	-	-	-	10,944

Net increase in shares outstanding	2,083,697	$21,382,101	13,035,291	$126,154,761

	Investor Class
	Year Ended August 31,
	2018		2017
SiM High Yield Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	4,057,128	$39,070,118	6,496,757	$62,092,156
Reinvestment of dividends	605,205	5,805,700	741,851	7,110,929
Shares redeemed	(7,313,779)	(70,090,118)	(8,857,829)	(84,914,936)
Redemption fees	-	-	-	3,720

Net (decrease) in shares outstanding	(2,651,446)	$(25,214,300)	(1,619,221)	$(15,708,131)

	A Class
	Year Ended August 31,
	2018		2017
SiM High Yield Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	2,478,582	$24,008,251	4,552,437	$43,748,413
Reinvestment of dividends	275,461	2,654,662	384,259	3,698,284
Shares redeemed	(7,601,596)	(73,416,572)	(4,520,808)	(43,448,453)
Redemption fees	-	-	-	2,156

Net increase (decrease) in shares outstanding	(4,847,553)	$(46,753,659)	415,888	$4,000,400

	C Class
	Year Ended August 31,
	2018		2017
SiM High Yield Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	433,740	$4,191,180	1,130,695	$10,896,556
Reinvestment of dividends	287,554	2,779,355	314,547	3,038,971
Shares redeemed	(1,585,023)	(15,328,881)	(1,955,809)	(18,878,559)
Redemption fees	-	-	-	2,109

Net (decrease) in shares outstanding	(863,729)	$(8,358,346)	(510,567)	$(4,940,923)

American Beacon FundsSM

Notes to Financial Statements

August 31, 2018

	Institutional Class
	Year Ended August 31,
	2018		2017
Sound Point Floating Rate Income Fund	Shares	Amount	Shares	Amount
Shares sold	20,598,612	$212,735,632	21,726,847	$224,650,825
Reinvestment of dividends	1,351,680	13,952,530	538,345	5,566,824
Shares redeemed	(6,232,481)	(64,334,923)	(6,095,376)	(63,030,808)

Net increase in shares outstanding	15,717,811	$162,353,239	16,169,816	$167,186,841

	Y Class
	Year Ended August 31,
	2018		2017
Sound Point Floating Rate Income Fund	Shares	Amount	Shares	Amount
Shares sold	98,071,417	$1,013,780,487	51,197,786	$529,627,770
Reinvestment of dividends	4,036,837	41,673,333	1,041,044	10,780,963
Shares redeemed	(28,536,670)	(295,019,930)	(5,529,595)	(57,256,921)

Net increase in shares outstanding	73,571,584	$760,433,890	46,709,235	$483,151,812

	Investor Class
	Year Ended August 31,
	2018		2017
Sound Point Floating Rate Income Fund	Shares	Amount	Shares	Amount
Shares sold	50,083,235	$516,124,472	14,619,832	$150,721,431
Reinvestment of dividends	1,409,179	14,498,970	278,051	2,871,134
Shares redeemed	(11,561,053)	(118,971,050)	(2,687,028)	(27,739,927)

Net increase in shares outstanding	39,931,361	$411,652,392	12,210,855	$125,852,638

	A Class
	Year Ended August 31,
	2018		2017
Sound Point Floating Rate Income Fund	Shares	Amount	Shares	Amount
Shares sold	4,148,221	$42,863,294	3,308,134	$34,152,328
Reinvestment of dividends	208,376	2,150,545	84,321	872,006
Shares redeemed	(1,755,335)	(18,134,112)	(928,871)	(9,587,237)

Net increase in shares outstanding	2,601,262	$26,879,727	2,463,584	$25,437,097

	C Class
	Year Ended August 31,
	2018		2017
Sound Point Floating Rate Income Fund	Shares	Amount	Shares	Amount
Shares sold	3,553,532	$36,703,691	2,900,381	$29,947,252
Reinvestment of dividends	156,573	1,616,139	53,622	554,986
Shares redeemed	(932,851)	(9,636,871)	(216,214)	(2,236,218)

Net increase in shares outstanding	2,777,254	$28,682,959	2,737,789	$28,266,020

	SP Class
	Year Ended August 31,
	2018		2017
Sound Point Floating Rate Income Fund	Shares	Amount	Shares	Amount
Shares sold	39,534	$409,773	148,607	$1,527,716
Reinvestment of dividends	3,754	38,818	26,615	273,845
Shares redeemed	(50,521)	(522,559)	(1,242,423)	(12,812,639)

Net (decrease) in shares outstanding	(7,233)	$(73,968)	(1,067,201)	$(11,011,078)

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended August 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$9.61		$9.49		$9.43		$10.35		$10.16

Income (loss) from investment operations:
Net investment income	0.59		0.57		0.59		0.57		0.64
Net gains (losses) on investments (both realized and unrealized)	(0.11)		0.13		0.05		(0.65)		0.47

Total income (loss) from investment operations	0.48		0.70		0.64		(0.08)		1.11

Less distributions:
Dividends from net investment income	(0.55)		(0.53)		(0.52)		(0.55)		(0.69)
Distributions from net realized gains	-		-		-		(0.29)		(0.23)
Tax return of capital	(0.02	)A	(0.05	)A	(0.06	)A	-		-

Total distributions	(0.57)		(0.58)		(0.58)		(0.84)		(0.92)

Redemption fees added to beneficial interests	-		-		0.00	B	0.00	B	0.00	B

Net asset value, end of period	$9.52		$9.61		$9.49		$9.43		$10.35

Total returnC	5.13%		7.51%		7.28%		(0.78)%		11.34%

Ratios and supplemental data:
Net assets, end of period	$382,074,042		$355,492,590		$419,036,240		$230,287,454		$75,388,828
Ratios to average net assets:
Expenses, before reimbursements	0.87%		0.85%		0.91%		0.88%		0.86%
Expenses, net of reimbursements	0.84%		0.84%		0.84%		0.84%		0.84%
Net investment income, before expense reimbursements	5.91%		6.00%		6.30%		5.38%		5.88%
Net investment income, net of reimbursements	5.94%		6.01%		6.37%		5.41%		5.90%
Portfolio turnover rate	51%		50%		57%		43%		38%

A	Tax return of capital is calculated based on outstanding shares at the time of distribution.
B	Amount represents less than $0.01 per share. Effective December 29, 2016, the redemption fee was terminated by the Trust’s Board of Trustees.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended August 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$9.60		$9.48		$9.42		$10.34		$10.14

Income (loss) from investment operations:
Net investment income	0.59		0.58		0.59		0.53		0.64
Net gains (losses) on investments (both realized and unrealized)	(0.11)		0.11		0.05		(0.62)		0.46

Total income (loss) from investment operations	0.48		0.69		0.64		(0.09)		1.10

Less distributions:
Dividends from net investment income	(0.55)		(0.52)		(0.52)		(0.54)		(0.67)
Distributions from net realized gains	-		-		-		(0.29)		(0.23)
Tax return of capital	(0.02	)A	(0.05	)A	(0.06	)A	-		-

Total distributions	(0.57)		(0.57)		(0.58)		(0.83)		(0.90)

Redemption fees added to beneficial interests	-		-		0.00	B	0.00	B	0.00	B

Net asset value, end of period	$9.51		$9.60		$9.48		$9.42		$10.34

Total returnC	5.09%		7.46%		7.21%		(0.87)%		11.33%

Ratios and supplemental data:
Net assets, end of period	$591,845,939		$577,349,417		$446,395,255		$300,014,547		$247,179,395
Ratios to average net assets:
Expenses, before reimbursements	0.88%		0.89%		0.91%		0.91%		0.94%
Expenses, net of reimbursements	0.88%		0.89%		0.91%		0.93%		0.94%
Net investment income, before expense reimbursements	5.90%		5.93%		6.28%		5.32%		5.77%
Net investment income, net of reimbursements	5.90%		5.93%		6.29%		5.30%		5.77%
Portfolio turnover rate	51%		50%		57%		43%		38%

A	Tax return of capital is calculated based on outstanding shares at the time of distribution.
B	Amount represents less than $0.01 per share. Effective December 29, 2016, the redemption fee was terminated by the Trust’s Board of Trustees.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended August 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$9.58		$9.45		$9.40		$10.32		$10.12

Income (loss) from investment operations:
Net investment income	0.51		0.53		0.50		0.50		0.56
Net gains (losses) on investments (both realized and unrealized)	(0.06)		0.15		0.10		(0.61)		0.52

Total income (loss) from investment operations	0.45		0.68		0.60		(0.11)		1.08

Less distributions:
Dividends from net investment income	(0.52)		(0.51)		(0.49)		(0.52)		(0.65)
Distributions from net realized gains	-		-		-		(0.29)		(0.23)
Tax return of capital	(0.02	)A	(0.04	)A	(0.06	)A	-		-

Total distributions	(0.54)		(0.55)		(0.55)		(0.81)		(0.88)

Redemption fees added to beneficial interests	-		-		0.00	B	0.00	B	0.00	B

Net asset value, end of period	$9.49		$9.58		$9.45		$9.40		$10.32

Total returnC	4.81%		7.31%		6.82%		(1.14)%		11.08%

Ratios and supplemental data:
Net assets, end of period	$89,459,142		$115,679,739		$129,503,495		$196,928,349		$199,533,521
Ratios to average net assets:
Expenses, before reimbursements	1.14%		1.13%		1.17%		1.19%		1.11%
Expenses, net of reimbursements	1.14%		1.13%		1.18%		1.19%		1.11%
Net investment income, before expense reimbursements	5.62%		5.70%		5.97%		5.05%		5.68%
Net investment income, net of reimbursements	5.62%		5.70%		5.96%		5.05%		5.68%
Portfolio turnover rate	51%		50%		57%		43%		38%

A	Tax return of capital is calculated based on outstanding shares at the time of distribution.
B	Amount represents less than $0.01 per share. Effective December 29, 2016, the redemption fee was terminated by the Trust’s Board of Trustees.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended August 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$9.61		$9.49		$9.43		$10.36		$10.15

Income (loss) from investment operations:
Net investment income	0.48		0.55		0.54		0.49		0.57
Net gains (losses) on investments (both realized and unrealized)	(0.01)		0.11		0.07		(0.62)		0.49

Total income (loss) from investment operations	0.47		0.66		0.61		(0.13)		1.06

Less distributions:
Dividends from net investment income	(0.53)		(0.50)		(0.49)		(0.51)		(0.62)
Distributions from net realized gains	-		-		-		(0.29)		(0.23)
Tax return of capital	(0.02	)A	(0.04	)A	(0.06	)A	-		-

Total distributions	(0.55)		(0.54)		(0.55)		(0.80)		(0.85)

Redemption fees added to beneficial interests	-		-		0.00	B	0.00	B	0.00	B

Net asset value, end of period	$9.53		$9.61		$9.49		$9.43		$10.36

Total returnC	5.00%		7.12%		6.87%		(1.27)%		10.87%

Ratios and supplemental data:
Net assets, end of period	$37,998,012		$84,955,157		$79,917,424		$81,147,262		$93,060,715
Ratios to average net assets:
Expenses, before reimbursements	1.07%		1.20%		1.23%		1.22%		1.33%
Expenses, net of reimbursements	1.07%		1.20%		1.24%		1.24%		1.32%
Net investment income, before expense reimbursements	5.65%		5.62%		5.99%		5.01%		5.44%
Net investment income, net of reimbursements	5.65%		5.62%		5.98%		4.99%		5.45%
Portfolio turnover rate	51%		50%		57%		43%		38%

A	Tax return of capital is calculated based on outstanding shares at the time of distribution.
B	Amount represents less than $0.01 per share. Effective December 29, 2016, the redemption fee was terminated by the Trust’s Board of Trustees.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended August 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$9.65		$9.53		$9.47		$10.40		$10.16

Income (loss) from investment operations:
Net investment income	0.48		0.47		0.48		0.42		0.49
Net gains (losses) on investments (both realized and unrealized)	(0.09)		0.12		0.06		(0.62)		0.50

Total income (loss) from investment operations	0.39		0.59		0.54		(0.20)		0.99

Less distributions:
Dividends from net investment income	(0.47)		(0.43)		(0.43)		(0.44)		(0.52)
Distributions from net realized gains	-		-		-		(0.29)		(0.23)
Tax return of capital	(0.01	)A	(0.04	)A	(0.05	)A	-		-

Total distributions	(0.48)		(0.47)		(0.48)		(0.73)		(0.75)

Redemption fees added to beneficial interests	-		-		0.00	B	0.00	B	0.00	B

Net asset value, end of period	$9.56		$9.65		$9.53		$9.47		$10.40

Total returnC	4.08%		6.33%		6.08%		(1.98)%		10.12%

Ratios and supplemental data:
Net assets, end of period	$60,797,852		$69,698,961		$73,668,689		$73,213,378		$76,536,190
Ratios to average net assets:
Expenses, before reimbursements	1.85%		1.94%		1.97%		1.97%		2.08%
Expenses, net of reimbursements	1.85%		1.94%		1.99%		1.99%		2.07%
Net investment income, before expense reimbursements	4.93%		4.90%		5.26%		4.26%		4.68%
Net investment income, net of reimbursements	4.93%		4.90%		5.25%		4.24%		4.69%
Portfolio turnover rate	51%		50%		57%		43%		38%

A	Tax return of capital is calculated based on outstanding shares at the time of distribution.
B	Amount represents less than $0.01 per share. Effective December 29, 2016, the redemption fee was terminated by the Trust’s Board of Trustees.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended August 31,
	2018	2017	2016		2015		2014

Net asset value, beginning of period	$10.35	$10.20	$10.38		$10.49		$10.58

Income (loss) from investment operations:
Net investment income	0.53	0.46	0.51		0.52	A	0.57
Net gains (losses) on investments (both realized and unrealized)	(0.05)	0.18	(0.10)		0.06		0.14

Total income from investment operations	0.48	0.64	0.41		0.58		0.71

Less distributions:
Dividends from net investment income	(0.52)	(0.47)	(0.55)		(0.52)		(0.58)
Distributions from net realized gains	(0.03)	(0.02)	(0.04)		(0.17)		(0.22)

Total distributions	(0.55)	(0.49)	(0.59)		(0.69)		(0.80)

Net asset value, end of period	$10.28	$10.35	$10.20		$10.38		$10.49

Total returnB	4.71%	6.37%	4.12%		5.75%		6.92%

Ratios and supplemental data:
Net assets, end of period	$391,526,212	$231,445,512	$63,147,618		$42,903,291		$19,578,492
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.82%	0.85%	1.26%		1.88%		2.37%
Expenses, net of reimbursements or recoupments	0.84%	0.84%	0.92	%C	0.90%		1.58	%D
Net investment income, before expense reimbursements or recoupments	5.16%	4.51%	4.78%		4.06%		4.56%
Net investment income, net of reimbursements or recoupments	5.14%	4.52%	5.12%		5.04%		5.35%
Portfolio turnover rate	69%	86%	168%		196%		165%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed stated expense caps in Note 2 due to pre-adoption expenses.
D

The expense limitation for the Institutional Class Shares was reduced from 1.60% to 0.90% upon reorganization into the Trust. Prior to the reorganization on May 31, 2014, the Fund was organized as a closed-end, non-diversified, management investment company.

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended August 31,		December 11, 2015A to August 31,

	2018	2017	2016

Net asset value, beginning of period	$10.36	$10.21	$10.34

Income (loss) from investment operations:
Net investment income	0.52	0.46	0.53
Net gains (losses) on investments (both realized and unrealized)	(0.04)	0.17	(0.09)

Total income from investment operations	0.48	0.63	0.44

Less distributions:
Dividends from net investment income	(0.52)	(0.46)	(0.53)
Distributions from net realized gains	(0.03)	(0.02)	(0.04)

Total distributions	(0.55)	(0.48)	(0.57)

Net asset value, end of period	$10.29	$10.36	$10.21

Total returnB	4.68%	6.27%	4.37	%C

Ratios and supplemental data:
Net assets, end of period	$1,260,705,246	$507,077,617	$22,952,034
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.88%	0.92%	1.42	%D
Expenses, net of reimbursements or recoupments	0.88%	0.93%	0.94	%D
Net investment income, before expense reimbursements or recoupments	5.13%	4.43%	4.64	%D
Net investment income, net of reimbursements or recoupments	5.13%	4.42%	5.11	%D
Portfolio turnover rate	69%	86%	168	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from December 11, 2015 through August 31, 2016 and is not annualized.

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended August 31,		December 11, 2015A to August 31,

	2018	2017	2016

Net asset value, beginning of period	$10.33	$10.18	$10.33

Income (loss) from investment operations:
Net investment income	0.50	0.46	0.50
Net gains (losses) on investments (both realized and unrealized)	(0.04)	0.15	(0.09)

Total income from investment operations	0.46	0.61	0.41

Less distributions:
Dividends from net investment income	(0.50)	(0.44)	(0.52)
Distributions from net realized gains	(0.03)	(0.02)	(0.04)

Total distributions	(0.53)	(0.46)	(0.56)

Net asset value, end of period	$10.26	$10.33	$10.18

Total returnB	4.51%	6.12%	4.16	%C

Ratios and supplemental data:
Net assets, end of period	$538,668,514	$129,817,379	$3,641,581
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.04%	1.07%	1.31	%D
Expenses, net of reimbursements or recoupments	1.04%	1.09%	1.22	%D
Net investment income, before expense reimbursements or recoupments	5.02%	4.24%	4.26	%D
Net investment income, net of reimbursements or recoupments	5.02%	4.22%	4.35	%D
Portfolio turnover rate	69%	86%	168	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from December 11, 2015 through August 31, 2016 and is not annualized.

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended August 31,		December 11, 2015A to August 31,

	2018	2017	2016

Net asset value, beginning of period	$10.35	$10.20	$10.33

Income (loss) from investment operations:
Net investment income	0.49	0.42	0.51
Net gains (losses) on investments (both realized and unrealized)	(0.04)	0.17	(0.10)

Total income from investment operations	0.45	0.59	0.41

Less distributions:
Dividends from net investment income	(0.49)	(0.42)	(0.50)
Distributions from net realized gains	(0.03)	(0.02)	(0.04)

Total distributions	(0.52)	(0.44)	(0.54)

Net asset value, end of period	$10.28	$10.35	$10.20

Total returnB	4.39%	5.92%	4.13	%C

Ratios and supplemental data:
Net assets, end of period	$58,987,550	$32,450,342	$6,849,306
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.13%	1.22%	1.67	%D
Expenses, net of reimbursements or recoupments	1.14%	1.24%	1.24	%D
Net investment income, before expense reimbursements or recoupments	4.85%	4.07%	4.51	%D
Net investment income, net of reimbursements or recoupments	4.84%	4.04%	4.93	%D
Portfolio turnover rate	69%	86%	168	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from December 11, 2015 through August 31, 2016 and is not annualized.

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended August 31,		December 11, 2015A
			to August 31,
	2018	2017	2016

Net asset value, beginning of period	$10.35	$10.21	$10.33

Income (loss) from investment operations:
Net investment income	0.42	0.35	0.45
Net gains (losses) on investments (both realized and unrealized)	(0.04)	0.16	(0.08)

Total income from investment operations	0.38	0.51	0.37

Less distributions:
Dividends from net investment income	(0.41)	(0.35)	(0.45)
Distributions from net realized gains	(0.03)	(0.02)	(0.04)

Total distributions	(0.44)	(0.37)	(0.49)

Net asset value, end of period	$10.29	$10.35	$10.21

Total returnB	3.73%	5.03%	3.67	%C

Ratios and supplemental data:
Net assets, end of period	$59,792,915	$31,434,098	$3,040,244
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.88%	1.97%	2.55	%D
Expenses, net of reimbursements or recoupments	1.88%	1.99%	1.99	%D
Net investment income, before expense reimbursements or recoupments	4.10%	3.31%	3.50	%D
Net investment income, net of reimbursements or recoupments	4.10%	3.29%	4.06	%D
Portfolio turnover rate	69%	86%	168	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from December 11, 2015 through August 31, 2016 and is not annualized.

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	SP ClassA
	Year Ended August 31,							May 31, 2014B to August 31,

	2018	2017		2016		2015		2014

Net asset value, beginning of period	$10.36	$10.19		$10.38		$10.49		$10.62	C

Income (loss) from investment operations:
Net investment income	0.49	0.25	D	0.30		0.43	D	0.13
Net gains (losses) on investments (both realized and unrealized)	(0.03)	0.37		0.07		0.12		(0.00	)E

Total income from investment operations	0.46	0.62		0.37		0.55		0.13

Less distributions:
Dividends from net investment income	(0.49)	(0.43)		(0.52)		(0.49)		(0.26)
Distributions from net realized gains	(0.03)	(0.02)		(0.04)		(0.17)		-

Total distributions	(0.52)	(0.45)		(0.56)		(0.66)		(0.26)

Net asset value, end of period	$10.30	$10.36		$10.19		$10.38		$10.49

Total returnF	4.49%	6.13%		3.70%		5.53%		1.19	%G

Ratios and supplemental data:
Net assets, end of period	$705,984	$785,649		$11,651,032		$125,577		$1,138
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.04%	1.08%		1.49%		1.74%		1.95	%H
Expenses, net of reimbursements or recoupments	1.15%	1.12%		1.19	%I	1.15%		1.15	%H
Net investment income, before expense reimbursements or recoupments	4.86%	4.25%		4.01%		3.59%		3.70	%H
Net investment income, net of reimbursements or recoupments	4.75%	4.21%		4.30%		4.18%		4.50	%H
Portfolio turnover rate	69%	86%		168%		196%		17	%G

A	Prior to the reorganization on December 11, 2015, the SP Class was known as the Investor Class.
B	Commencement of operations for the Predecessor Fund is December 31, 2010.
C	NAV at Class inception.
D	Per share amounts have been calculated using the average shares method.
E	Amount represents less than $0.01 per share.
F

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

G	Not annualized.
H	Annualized.
I	Expense ratios may exceed stated expense caps in Note 2 due to pre-adoption expenses.

See accompanying notes

American Beacon FundsSM

Federal Tax Information

August 31, 2018 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2018. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2018.

The Fund designated the following items with regard to distributions paid during the fiscal year ended August 31, 2018. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

SiM High Yield Opportunities	0.38%
Sound Point Floating Rate Income	N/A

Qualified Dividend Income:

SiM High Yield Opportunities	1.72%
Sound Point Floating Rate Income	N/A

Long-Term Capital Gain Distributions:

SiM High Yield Opportunities	$5,636,000
Sound Point Floating Rate Income	74,395

Short-Term Capital Gain Distributions:

SiM High Yield Opportunities	$128,527
Sound Point Floating Rate Income	2,661,383

Return of Capital Distributions:

SiM High Yield Opportunities	$1,951,540
Sound Point Floating Rate Income	-

Shareholders will receive notification in January 2019 of the applicable tax information necessary to prepare their 2018 income tax returns.

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2018 (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreements

At in-person meetings held on May 18, 2018 and June 5-6, 2018 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 6, 2018 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Sound Point Floating Rate Income Fund (“Sound Point Fund”) and American Beacon SiM High Yield Opportunities Fund (“SiM Fund”) (each, a “Fund” and collectively, the “Funds”);

(2) the Investment Advisory Agreement among the Manager, Sound Point Capital Management, LP (“Sound Point”), and the Trust, on behalf of the Sound Point Fund; and

(3) the Investment Advisory Agreement among the Manager, Strategic Income Management, LLC (“SiM”), and the Trust, on behalf of the SiM Fund.

Sound Point and SiM are hereinafter each referred to as a “subadvisor” and collectively as the “subadvisors.” The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided. Further, the Board took into consideration information furnished to the Board throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or each applicable subadvisor.

•

comparisons of the performance of an appropriate share class of each Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses from Broadridge, and to the performance of any similar accounts or a composite of similar accounts, as applicable, managed by the firm;

•

comparisons of each Fund’s management and subadvisory fee rates and expense ratio with the management fee rates paid by comparable mutual funds and their expense ratios, including peer group averages and fee and expense analyses from Broadridge, and the advisory fee rates charged to other clients for which similar services are provided by a firm;

•	a description of any applicable fee waivers and/or expense reimbursements in place for each Fund during the past year, and any proposed changes to the expense limitation arrangements;

•	the Manager’s profitability with respect to the services that it provided to each Fund;

•

any actual or anticipated economies of scale in relation to the services the firm provides or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of other benefits to the firm or Funds as a result of their relationship, if any;

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2018 (Unaudited)

•	information regarding administrative, accounting-related and cash management services that the Manager provides to the Funds and the fees that the Manager receives for such services; and

•

information regarding a firm’s financial condition, the personnel of the Manager who are assigned primary responsibility for managing the Funds, staffing levels, portfolio managers’ compensation, insurance coverage, material pending litigation, code of ethics, compliance matters, actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Funds, and the Manager’s disaster recovery plans.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. For each Fund, the class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of investment advisory contracts, such as the Agreements. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreements

In determining whether to renew the Agreements, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for the Funds were considered at the Meetings, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationships with a Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2018 (Unaudited)

support that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Board considered the level of staffing and the size of the subadvisor. The Board also considered the adequacy of the resources committed to the Funds by each subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of each subadvisor. The Board also considered each subadvisor’s representations regarding its compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding Broadridge’s independent methodology for selecting each Fund’s Broadridge performance universe. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for a Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by each subadvisor regarding the performance of the relevant Fund relative to the performance of other comparable investment accounts managed by the subadvisor and the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit before and after the payment of distribution-related expenses by the Manager for each Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for the Funds that were in place during the last fiscal year. The Board further considered that, with respect to each Fund, the applicable Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to a Fund, the Board considered representations made by each subadvisor that the fee rate negotiated by the Manager is favorable relative to the fee rates that the subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2018 (Unaudited)

subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as each Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in the subadvisory fee schedule for the SiM Fund and, with respect to the Sound Point Fund, the subadvisor has represented that the Fund’s subadvisory fee rate reflects economies of scale for the benefit of the Sound Point Fund’s shareholders.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisors’ investment process and expanding the level of assets under management by the Manager and the subadvisors. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made in comparison to each Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top twenty percent of the universe based on performance and the 5th Quintile representing the bottom twenty percent of the universe based on performance. References below to each Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of manager skill.

The expense comparisons below were made in comparison to each Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds in the investment classification/objective with a similar operating structure as the share class of the Fund included in the Broadridge comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Trustees also considered each Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisors’ use of soft dollars was requested from the Manager and was considered by the Trustees.

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2018 (Unaudited)

Additional Considerations and Conclusions with Respect to the American Beacon Sound Point Floating Rate Income Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with Sound Point for the Sound Point Fund, the Trustees considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	5th Quintile
Compared to Broadridge Expense Universe	5th Quintile
Morningstar Fee Level Ranking – Institutional Class	High Expense Ratio

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2017)

Compared to Broadridge Performance Universe	1st Quintile
Compared to Morningstar Category	1st Quintile

The Trustees also considered: (1) that the Sound Point Fund’s expenses are higher than the median of its Broadridge expense group and expense universe, but that, on a net-of-fee basis, the Sound Point Fund was in the first quintile of its Broadridge performance universe and Morningstar category for the 5-year period ended December 31, 2017; (2) Sound Point’s representation that the Sound Point Fund is a limited capacity product as Sound Point invests in a selective portfolio of senior floating rate loans; (3) information provided by Sound Point regarding fee rates charged for managing accounts in the same strategy as Sound Point manages the Sound Point Fund; (4) that the Sound Point Fund acquired all of the assets of the Sound Point Floating Rate Income Fund, a professionally managed portfolio (“Acquired Fund”), on December 11, 2015, and that the Sound Point Fund’s performance prior to that date is that of the Acquired Fund; (5) Sound Point’s consistent process and consistent team; and (6) the Manager’s recommendation to continue to retain Sound Point.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and Sound Point under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Sound Point Fund and its shareholders would benefit from the Manager’s and Sound Point’s continued management of the Sound Point Fund.

Additional Considerations and Conclusions with Respect to the American Beacon SiM High Yield Opportunities Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with SiM for the SiM Fund, the Trustees considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	5th Quintile
Compared to Broadridge Expense Universe	5th Quintile
Morningstar Fee Level Ranking – Institutional Class	Above Average Expense Ratio

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2017)

Compared to Broadridge Performance Universe	1st Quintile
Compared to Morningstar Category	1st Quintile

The Trustees also considered: (1) that the SiM Fund’s expenses are higher than the median of its Broadridge expense group and expense universe, but that the SiM Fund, on a net-of-fee basis, ranked in the first quintile of its

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2018 (Unaudited)

Broadridge performance universe and Morningstar category for the 5-year period ended December 31, 2017; (2) SiM’s representation that the SiM Fund is a limited capacity product as SiM may invest in below investment grade debt securities of small capitalization issuers and typically constructs a more selective portfolio for the SiM Fund than its Broadridge performance universe and Morningstar category; (3) information provided by SiM regarding fee rates charged for managing accounts in the same strategy as SiM manages the SiM Fund; and (4) the Manager’s recommendation to continue to retain SiM.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and SiM under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the SiM Fund and its shareholders would benefit from the Manager’s and SiM’s continued management of the SiM Fund.

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-eight funds in the fund complex that includes the Trust, the American Beacon Select Funds the American Beacon Institutional Funds Trust the American Beacon Sound Point Enhanced Income Fund and the American Beacon Apollo Total Return Fund. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (81)	Trustee since 1996	Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (48)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017-present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Joseph B. Armes (56)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-present) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Gerard J. Arpey (60)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (57)	Trustee since 2004 Vice Chair since 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End Funds (2017-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Eugene J. Duffy (64)	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Claudia A. Holz*** (60)	Trustee since 2018	Partner, KPMG LLP (1990-2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Douglas A. Lindgren**** (56)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Managing Director, P&S Hedge Funds, UBS Wealth Management (2008-2010); Managing Director, Head of Alternative Investments, UBS Financial Services, Inc. (2005-2008); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Richard A. Massman (75)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (2009-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Barbara J. McKenna, CFA (55)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

R. Gerald Turner (72)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

OFFICERS	Term
One Year

Gene L. Needles, Jr. (63)	President since 2009	CEO and Director (2009-Present), and Chairman (2018-Present), American Beacon Advisors, Inc.; President, American Beacon Advisors (2009-2018); Chairman and CEO, Resolute Investment Managers, Inc. (2015-Present); Director, Resolute Acquisition, Inc. (2015-Present); President (2015-2018), Director, Resolute Topco, Inc. (2015-Present), President (2015-2018), CEO (2015-Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-Present); Executive Vice President and Chief Operating Officer, Continuous Capital, LLC (2018-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Select Funds (2009-Present); President, American Beacon Mileage Funds (2009-2012); President, American Beacon Master Trust (2009-2012); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-Present); President, American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (59)	VP, Secretary and Chief Legal Officer since 2006	Vice President and Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present) Secretary, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, Alpha Quant Advisors, LLC (2016-Present); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-Present); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Mileage Funds (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Master Trust (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Vice Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-Present).

Brian E. Brett (58)	VP since 2004	Senior Vice President (2012-Present) and Vice President (2004-2012), American Beacon Advisors, Inc.; Vice President, Resolute Investment Distributors, Inc. (2017-Present); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Mileage Funds (2004-2012); Vice President, American Beacon Master Trust (2004-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Paul B. Cavazos (49)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer and Assistant Treasurer, DTE Energy (2007-2016); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Erica Duncan (47)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Melinda G. Heika (57)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Resolute Investment Managers, Inc. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, Alpha Quant Advisors, LLC (2016-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-Present); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and Chief Financial Officer, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Select Funds (2010-Present); Treasurer, American Beacon Mileage Funds (2010-2012); Treasurer, American Beacon Master Trust (2010-2012); Treasurer, American Beacon Institutional Funds Trust (2017-Present); Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Terri L. McKinney (54)	VP since 2010	Vice President (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Jeffrey K. Ringdahl (43)	VP since 2010	Chief Operating Officer (2010-Present), Vice President (2010-2013), Senior Vice President (2013-Present), Director (2015-Present), and President (2018-Present), American Beacon Advisors, Inc.; Vice President (2012-Present) and Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Trustee, American Beacon NextShares Trust (2015-Present); Director (2015-Present), Senior Vice Present (2015-2018), and President (2018-Present), Resolute Investment Holdings, LLC; Director (2015-Present), Senior Vice President (2015-2018) and President (2018-Present), Resolute Topco, Inc.; Director (2015-Present), Senior Vice President (2015-Present), and President (2018-Present), Resolute Acquisition, Inc.; Director (2015-Present), Senior Vice President (2015-2018), and President (2018-Present), Resolute Investment Managers, Inc.; Director, Executive Vice President and Chief Operating Officer, Alpha Quant Advisors, LLC (2016-Present); Director (2017-Present), Executive Vice President (2017-2018), and President (2018-Present), Resolute Investment Services, Inc.; Director and Executive Vice President, Resolute Investment Distributors, Inc. (2017-Present); Director, Shapiro Capital Management, LLC (2017-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-Present); Executive Vice President and Chief Operating Officer, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present)

Samuel J. Silver (55)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); American Beacon Institutional Funds Trust (2011-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Christina E. Sears (46)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer and Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Mileage Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Master Trust; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Sonia L. Bates (61)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-Present); Assistant Treasurer, Resolute Investment Managers, Inc. (2015-Present); Assistant Treasurer, Resolute Acquisition, Inc. (2015-Present); Assistant. Treasurer, Resolute Topco, Inc. (2015-Present); Assistant Treasurer, Resolute Investment Holdings, LLC.; Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer American Beacon Mileage Funds (2011-2012); Assistant Treasurer, American Beacon Master Trust (2011-2012); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Shelley D. Abrahams (43)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Mileage Funds (2008-2012); Assistant Secretary, American Beacon Master Trust (2008-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Rebecca L. Harris (51)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Mileage Funds (2010-2012); Assistant Secretary, American Beacon Master Trust (2010-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Diana N. Lai (42)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Advisors, Inc. (2012-Present); Assistant Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Secretary, American Beacon Select Funds (2012-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Teresa A. Oxford (60)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

*** Claudia A. Holz became a new Trustee to each of the Trusts on 4/1/2018.

**** Douglas A. Lindren became a new Trustee to each of the Trusts on 1/1/2018.

American Beacon FundsSM

Privacy Policy

August 31, 2018 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of each Fund’s portfolio holdings is also made available on the Funds’ website at www.americanbeaconfunds.com, approximately sixty days after the end of each quarter for the Sound Point Floating Rate Income Fund and twenty days after the end of each month for the SiM High Yield Opportunities Fund.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, which is available free of charge on the Fund’s website at www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon SiM High Yield Opportunities Fund and American Beacon Sound Point Floating Rate Income Fund are service marks of American Beacon Advisors, Inc.

AR 8/18

American Beacon®
FUNDS

2018 ANNUAL REPORT

August 31, 2018

FLEXIBLE BOND FUND

About American Beacon Advisors, Inc.

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, Inc., you can put the experience of a multi-billion dollar asset management firm to work for your company.

Important Information: Investing in derivative instruments involves liquidity, credit, interest rate and market risks. Investments in high- yield securities are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. Although the Fund has a flexible approach to investing, diversification does not ensure against loss. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Advisors	August 31, 2018

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term investment goals:

Institutional wisdom + earned alpha = enduring value.

▶  We believe institutional wisdom comes from having more than 30 years of experience as manager of one of the country’s largest pension plans. As a fiduciary, we have built an investment due-diligence and oversight infrastructure, which we leverage across all our investment products. When selecting our investment managers, we focus on their people, processes and performance. We perform due-diligence reviews with each investment manager on a quarterly basis.

▶  We believe earned alpha – that is, the returns of an actively managed fund beyond a benchmark – comes from employing and engaging investment managers we believe are best-in-class and who have defined, repeatable and proven processes. Our experience has shown us that, while it’s important to be mindful of short-term considerations, having a long-term focus helps manage expectations, mitigate risks and realize goals. Thus, we seek relationships with leading investment managers who display a willingness to undertake time-intensive research strategies. The resulting investment portfolios are differentiated from their peers and allow incremental changes to help address periods of market volatility and economic uncertainty.

▶

We believe enduring value comes from “putting a portfolio in place and sticking with the plan.” Our mutual funds provide you with access to institutional-quality, research-intensive investment managers with diverse processes and styles. In the long run, having such access and spending time in the market – rather than trying to time the market – may better position you to reach your long-term investment goals.

The equity markets and U.S. economy were robust during the final months of 2017. However, during periods of market volatility and economic uncertainty – such as what we’ve seen thus far in 2018 – investing for the long term requires conviction. It isn’t about identifying and anticipating the next big market move. It’s about identifying the right investment products for riding out those moves. It’s about developing an approach based on long-term participation, while seeking some measure of protection against ongoing volatility.

As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. Many of the sub-advisors to our mutual funds pursue upside capture and/or downside protection using proprietary strategies. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for high quality and lower risk.

At American Beacon, our approach is more than a concept. It’s the cornerstone of our culture. And we strive to apply it at every turn as we seek to provide a well-diversified line of investment products for your portfolio.

Thank you for your continued interest in American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Global Bond Market Overview

August 31, 2018 (Unaudited)

Interest Rates

Interest rates generally rose across global bond markets during the 12-month period ended August 31, 2018, reflecting a variety of conditions in the world’s economies. The Federal Reserve (the “Fed”) continued to raise interest rates as the U.S. economy improved and labor markets tightened. However, core European markets like Germany had very little movement in interest rates due to moderating economic growth and quantitative easing by the European Central Bank. Switzerland was the only major country with 10-year sovereign debt still trading at negative yields at period end. Emerging markets and lower-quality countries began to feel the pressure of rising U.S. interest rates and the strengthening U.S. dollar, and many were forced to raise interest rates to defend their currencies.

The following government bond yields illustrate the general rise in interest rates during the period.

Interest Rates

(10-Year Sovereign Bond Yields)

Country	August 31, 2017	August 31, 2018
Switzerland	(0.17)%	(0.12)%
Japan	0.00%	0.10%
Germany	0.36%	0.33%
United Kingdom	1.03%	1.43%
United States	2.12%	2.86%
Italy	2.04%	3.23%
Mexico	6.84%	7.91%
Brazil	9.98%	12.20%
Source: Bloomberg

Global Currencies

The relative strength of the U.S. economy and the Fed’s interest rate increases began to weigh on global currency markets during the period. While the British pound appreciated marginally against the U.S. dollar, recovering from its post-Brexit lows, all other major currencies weakened. Emerging-market currencies were most adversely affected as investors reduced exposures to those regions and as U.S. dollar-denominated funding obligations became increasingly difficult to finance. Likewise, mounting trade-protection rhetoric from the world’s trading partners caused investors to become defensive. Following years of capital inflows, strong economies and high commodity prices, several emerging-market economies began to feel pressure from the rapid change in investor sentiment.

The following negative returns reflect the depreciation of foreign currency relative to the U.S. dollar.

Global Currencies

(Change in Value vs. the U.S. Dollar for the 12-Month Period Ended August 31, 2018)

Geographic Area / Country	Currency	Change in Value
Brazil	Real	(22.3)%
Mexico	Peso	(6.3)%
China	Renminbi	(3.5)%
European Union	Euro	(2.6)%
Switzerland	Franc	(1.1)%
Japan	Yen	(1.0)%
United Kingdom	Pound	0.2%
Source: Bloomberg

2

Global Bond Market Overview

August 31, 2018 (Unaudited)

Bloomberg Barclays Bond Index Returns

The combination of rising interest rates and volatility in the global credit markets resulted in negative total returns across most sectors. Only the shortest-duration and highest-yielding securities maintained positive returns, as did inflation-protected bonds. Local-currency, emerging-market debt produced the lowest returns due primarily to weak currencies and widening credit spreads. U.S. high-yield corporates, however, outperformed as a result of their incremental yield and strong underlying fundamentals. Investment-grade corporate bonds also had good fundamentals, but they underperformed due to their lower yields and longer durations. Inflation-protected issuance benefited from rising interest rates and rising inflation expectations. While yield continued to draw investor attention during the period, increased uncertainty about the macroeconomic outlook caused many to reconsider risk.

Bloomberg Barclays Bond Index Return

(Total Return for the 12-Month Period Ended August 31, 2018)

Global / Emerging Markets	Total Return	Domestic Market	Total Return
Emerging Market, Local Currency Aggregate	(9.6)%	U.S. Treasury	(1.5)%
Emerging Market, Hard Currency Aggregate	(2.8)%	U.S. Aggregate	(1.1)%
Global Treasury	(1.5)%	U.S. Investment Grade Corporate	(1.0)%
Global Aggregate	(1.4)%	U.S. Securitized	(0.6)%
Global Corporate	(1.2)%	U.S. High Yield Corporate	3.4%
Global Inflation-Linked	(0.4)%	U.S. Treasury Inflation-Protected	4.4%
Global High Yield	(0.4)%	JPMorgan U.S. Leveraged Loans	5.4%
Global Securitized	0.1%
Source: Bloomberg

High Yield Corporates

The high-yield segment of the corporate bond market benefited from its incremental yield as investors gained confidence in the U.S. recovery and sought protection from rising interest rates. Energy and the commodity-sensitive sectors, such as Mining and Chemicals, outperformed due to firm commodity prices and a strong U.S. dollar. Floating-rate leveraged loan securities outperformed longer-duration, fixed-rate high-yield bonds as interest rates increased. Also, within bank loans, the Retail sector had a very strong recovery as it rebounded from the Amazon-induced sell-off during the previous year. Default volumes were low at period-end given the supportive backdrop of U.S. markets.

3

American Beacon Flexible Bond FundSM

Performance Overview

August 31, 2018 (Unaudited)

The Investor Class of the American Beacon Flexible Bond Fund (the “Fund”) returned -0.63% for the twelve months ended August 31, 2018. The Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index (“Bloomberg Barclays Aggregate”) return of -1.05% and underperformed the ICE BofA Merrill Lynch U.S. Dollar LIBOR 3-Month Constant Maturity Index return of 1.71% for the same period.

Comparison of Change in Value of a $10,000 Investment For the period from 7/5/2011 through 8/31/2018

Total Returns for the Period ended August 31, 2018
	Ticker	1 Year	3 Years	5 Years	Since Inception 7/5/2011	Value of $10,000 7/5/2011- 8/31/2018
Institutional Class (1,2,4)	AFXIX	(0.21)%	2.44%	1.62%	2.20%	$11,689
Y Class (1,2,4)	AFXYX	(0.31)%	2.33%	1.52%	2.11%	$11,610
Investor Class (1,2,4)	AFXPX	(0.63)%	2.03%	1.24%	1.87%	$11,416
A Class with sales Charge (1,2,4)	AFXAX	(5.31)%	0.43%	0.22%	1.08%	$10,802
A Class without sales charge (1,2,4)	AFXAX	(0.55)%	2.06%	1.21%	1.78%	$11,342
C Class with sales charge (1,2,4)	AFXCX	(2.31)%	1.27%	0.43%	1.10%	$10,815
C Class without sales charge (1,2,4)	AFXCX	(1.31)%	1.27%	0.43%	1.10%	$10,815

ICE BofA Merrill Lynch U.S. Dollar LIBOR 3-Month Constant Maturity Index (3)		1.71%	1.05%	0.73%	0.62%	$10,454
Bloomberg Barclays U.S. Aggregate Bond Index (3)		(1.05)%	1.76%	2.49%	2.58%	$12,002

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A Class shares have a maximum sales charge of 4.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

4

American Beacon Flexible Bond FundSM

Performance Overview

August 31, 2018 (Unaudited)

2.

A portion of the fees charged to each Class of the Fund has been waived and/or reimbursed since Fund inception. Performance prior to waiving and/or reimbursing fees was lower than the actual returns shown since inception.

3.

ICE BofA Merrill Lynch U.S. Dollar LIBOR 3-Month Constant Maturity Index represents the London interbank offered rate (LIBOR) with a constant 3-month average maturity. LIBOR is a composite of the rates of interest at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates. The Bloomberg Barclays U.S. Aggregate Bond Index is a market weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.

4.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares were 0.92%, 1.00%, 1.19%, 1.31%, and 2.05%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

For additional comparisons over the same period, the ICE BofA Merrill Lynch U.S. High Yield Index returned 3.26%. The ICE BofA Merrill Lynch U.S. Corporate Index returned -1.00%, and the Bloomberg Barclays U.S. Treasury Index returned -1.54% during the period.

The Fund slightly outperformed the broader U.S. bond market (Bloomberg Barclays Aggregate) which was down a little more than one percent in the rising interest rate environment. The Fund’s U.S. duration exposure remained very low during the period, less than 2.0 years, which was a significant factor in protecting it from rising rates. By comparison, the Bloomberg Barclays Aggregate duration ended the period at close to 6.0 years. A majority of the Fund’s core holdings continue to be invested in global corporates, sovereigns, asset-backed and mortgage-backed securities that offer higher yields than U.S. treasuries. The Fund maintained a weighted-average credit rating of investment grade to help limit downside risk in the event of a high yield credit sell off. The Fund’s exposures to U.S. high yield bonds and floating rate loans contributed positively to performance as these positions were more insulated from global trade war rhetoric and benefited from robust economic growth in the U.S.

The Fund’s exposure to emerging market bonds was detrimental to performance over the period. The JP Morgan EMBI Global Diversified Index was down 3.37% and was hit hard by elevated risk of a global trade war breaking out. The Fund’s positions in sovereign bonds in Brazil, Indonesia, and Turkey all detracted from returns.

Currency returns in the Fund were mixed but detracted from performance overall as the U.S. dollar strengthening environment was prevalent throughout the period. Gains from a short position in the Euro added value. Additionally, a long position in the Malaysian ringgit added value as it was one of the few currencies that appreciated versus the U.S. dollar over the period. Long positions in both the Brazilian real and Swedish krona were the top detractors as they both struggled against the U.S. dollar.

Looking forward, the Fund’s investment managers will continue to allocate investments across a wide range of global markets seeking to achieve the Fund’s goal of providing a positive total return, regardless of market conditions, over a full market cycle.

Top Ten Holdings (% Net Assets)
Federal National Mortgage Association, 3.500%, Due 9/1/2048		5.5
U.S. Treasury Notes/Bonds, 2.625%, Due 7/31/2020		4.4
U.S. Treasury Notes/Bonds, 1.625%, Due 7/31/2019		4.4
U.S. Treasury Notes/Bonds, 2.124%, Due 4/30/2020		3.9
U.S. Treasury Notes/Bonds, 2.151%, Due 7/31/2019 (3-mo. Treasury money market yield + 0.060%)		3.3
Colombian TES, 6.000%, Due 4/28/2028, Series B		1.5
U.S. Treasury Notes/Bonds, 2.000%, Due 5/31/2024		1.5
Mexican Bonos Desarr, 7.750%, Due 11/13/2042		1.4
Mexican Bonos Desarr, 8.500%, Due 5/31/2029		1.2
Brazil Notas do Tesouro Nacional Series F, 10.000%, Due 1/1/2027		1.2

Total Fund Holdings	369

5

American Beacon Flexible Bond FundSM

Performance Overview

August 31, 2018 (Unaudited)

Sector Allocation (% Investments)
U.S. Treasury Obligations	25.3
Foreign Sovereign Obligations	20.5
Asset-Backed Obligations	13.6
Financial	13.3
Collateralized Mortgage Obligations	7.4
U.S. Agency Mortgage-Backed Obligations	7.3
Consumer, Cyclical	3.7
Communications	2.1
Energy	2.0
Consumer, Non-Cyclical	1.8
Commercial Mortgage-Backed Obligations	0.9
Technology	0.8
Industrial	0.8
Utilities	0.3
Municipal Obligations	0.2

Top Ten Country Allocation (% Investments)
United States	64.4
Cayman Islands	5.7
Mexico	4.3
United Kingdom	2.2
Malaysia	2.0
South Africa	1.7
Japan	1.6
Australia	1.5
Poland	1.5
Colombia	1.5

6

American Beacon Flexible Bond FundSM

Expense Example

August 31, 2018 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from March 1, 2018 through August 31, 2018.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

7

American Beacon Flexible Bond FundSM

Expense Example

August 31, 2018 (Unaudited)

American Beacon Flexible Bond Fund
	Beginning Account Value 3/1/2018	Ending Account Value 8/31/2018	Expenses Paid During Period 3/1/2018-8/31/2018*
Institutional Class
Actual	$1,000.00	$985.90	$4.51
Hypothetical**	$1,000.00	$1,020.70	$4.58
Y Class
Actual	$1,000.00	$985.90	$4.96
Hypothetical**	$1,000.00	$1,020.20	$5.04
Investor Class
Actual	$1,000.00	$983.40	$6.35
Hypothetical**	$1,000.00	$1,018.80	$6.46
A Class
Actual	$1,000.00	$984.30	$6.45
Hypothetical**	$1,000.00	$1,018.70	$6.56
C Class
Actual	$1,000.00	$980.50	$10.18
Hypothetical**	$1,000.00	$1,014.90	$10.36

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.90%, 0.99%, 1.27%, 1.29%, and 2.04% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

8

American Beacon Flexible Bond FundSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Beacon Flexible Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Beacon Flexible Bond Fund (the “Fund”) (one of the funds constituting American Beacon Funds (the “Trust”)), including the schedule of investments, as of August 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting American Beacon Funds) at August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or agent banks were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

October 26, 2018

9

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2018

	Shares	Fair Value

PREFERRED STOCKS - 0.04% (Cost $51,456)
Financials - 0.04%
Nationwide Building Society, 10.25%, Series CCDSA B	25,000	$53,154

	Principal Amount*

CORPORATE OBLIGATIONS - 17.32%
Communications - 1.80%
Amazon.com, Inc., 4.050%, Due 8/22/2047	$100,000	98,915
AT&T, Inc., 3.204%, Due 6/12/2024A	185,000	185,294
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.500%, Due 2/1/2024	100,000	101,169
4.908%, Due 7/23/2025	100,000	102,122
DISH DBS Corp., 7.875%, Due 9/1/2019	100,000	103,375
NBCUniversal Enterprise, Inc., 2.737%, Due 4/1/2021, (3-mo. USD LIBOR + 0.400%)C D	775,000	777,799
Sprint Communications, Inc., 7.000%, Due 8/15/2020	100,000	104,750
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 3.360%, Due 3/20/2023D	162,500	161,616
T-Mobile USA, Inc., 6.500%, Due 1/15/2024	100,000	103,500
Verizon Communications, Inc.,
3.125%, Due 3/16/2022	200,000	198,553
3.414%, Due 5/15/2025A	100,000	101,077
4.125%, Due 3/16/2027	100,000	100,555

		2,138,725

Consumer, Cyclical - 3.22%
American Airlines Pass Through Trust, 3.250%, Due 4/15/2030	94,783	90,201
BMW US Capital LLC, 2.717%, Due 4/6/2020, (3-mo. USD LIBOR + 0.380%)C D	470,000	471,820
Daimler Finance North America LLC,
2.300%, Due 1/6/2020D	200,000	197,877
2.760%, Due 2/22/2021A D	665,000	666,373
Ford Motor Credit Co. LLC,
3.147%, Due 4/5/2021A	805,000	803,335
2.979%, Due 8/3/2022	250,000	237,763
3.549%, Due 2/15/2023A	200,000	199,924
General Motors Financial Co., Inc.,
3.267%, Due 4/13/2020, (3-mo. USD LIBOR + 0.930%)C	795,000	800,579
3.189%, Due 4/9/2021A	100,000	100,366
3.644%, Due 6/30/2022, (3-mo. USD LIBOR + 1.310%)C	160,000	161,993
PetSmart, Inc., 5.875%, Due 6/1/2025D	100,000	81,125

		3,811,356

Consumer, Non-Cyclical - 1.48%
Becton Dickinson and Co., 3.209%, Due 12/29/2020A	160,000	160,310
Celgene Corp., 2.750%, Due 2/15/2023	70,000	67,372
Conagra Brands, Inc., 2.839%, Due 10/9/2020A	50,000	49,844
CVS Health Corp.,
3.700%, Due 3/9/2023	165,000	164,908
4.300%, Due 3/25/2028	100,000	99,228
Dignity Health, 2.637%, Due 11/1/2019	300,000	299,115
ERAC USA Finance LLC, 4.500%, Due 8/16/2021D	100,000	102,773
HCA Healthcare, Inc., 6.250%, Due 2/15/2021	100,000	104,500
HCA, Inc., 6.500%, Due 2/15/2020	100,000	103,800
Keurig Dr Pepper, Inc., 4.057%, Due 5/25/2023D	100,000	100,615
Smithfield Foods, Inc., 3.350%, Due 2/1/2022D	195,000	188,602
Teva Pharmaceutical Finance IV LLC, 2.250%, Due 3/18/2020	50,000	48,822
Universal Health Services, Inc.,
3.750%, Due 8/1/2019D	100,000	100,000
4.750%, Due 8/1/2022D	70,000	70,525
Zimmer Biomet Holdings, Inc., 3.150%, Due 4/1/2022	100,000	98,343

		1,758,757

Energy - 0.96%
Cheniere Corpus Christi Holdings LLC, 5.875%, Due 3/31/2025	70,000	74,375
Energy Transfer Equity LP, 4.250%, Due 3/15/2023	100,000	100,280

See accompanying notes

10

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2018

	Principal Amount*		Fair Value

CORPORATE OBLIGATIONS - 17.32% (continued)
Energy - 0.96% (continued)
Energy Transfer Partners LP, 4.200%, Due 9/15/2023, Series 5Y		$100,000	$101,209
EQT Midstream Partners LP, 4.750%, Due 7/15/2023, Series 5Y		150,000	152,185
Kinder Morgan, Inc., 5.000%, Due 2/15/2021D		205,000	212,340
Murphy Oil Corp., 5.750%, Due 8/15/2025		100,000	100,225
Newfield Exploration Co., 5.375%, Due 1/1/2026		100,000	104,250
ONEOK, Inc., 4.250%, Due 2/1/2022		85,000	86,534
Sabine Pass Liquefaction LLC,
5.750%, Due 5/15/2024		100,000	107,531
5.000%, Due 3/15/2027		100,000	102,914

			1,141,843

Financial - 8.09%
AGFC Capital Trust I, 4.089%, Due 1/15/2067, (3-mo. USD LIBOR + 1.750%)C D		300,000	147,750
Ares Capital Corp., 3.500%, Due 2/10/2023		150,000	144,319
Athene Global Funding, 2.750%, Due 4/20/2020D		200,000	197,637
Bank of America Corp.,
3.379%, Due 1/15/2019, (3-mo. USD LIBOR + 1.040%)C		700,000	702,744
3.207%, Due 4/1/2019, (3-mo. USD LIBOR + 0.870%)C		535,000	537,494
2.369%, Due 7/21/2021, (3-mo. USD LIBOR + 0.660%)C		200,000	196,517
3.499%, Due 5/17/2022A		100,000	100,182
3.004%, Due 12/20/2023A		107,000	104,215
4.125%, Due 1/22/2024		100,000	102,267
4.383%, Due 10/21/2025A B E	MXN	3,000,000	198,636
Blackstone CQP Holdco LP, 6.500%, Due 3/20/2021D		50,000	50,143
Brookfield Finance LLC, 4.000%, Due 4/1/2024		50,000	49,868
CIT Group, Inc.,
5.800%, Due 6/15/2022, (3-mo. USD LIBOR + 3.972%)C		100,000	99,500
4.750%, Due 2/16/2024		100,000	100,250
Citibank NA, 2.688%, Due 2/12/2021A		590,000	590,240
Citigroup, Inc.,
2.900%, Due 12/8/2021		240,000	236,448
2.750%, Due 4/25/2022		50,000	48,746
2.876%, Due 7/24/2023, (3-mo. USD LIBOR + 0.950%)C		50,000	48,495
3.412%, Due 5/17/2024, (3-mo. USD LIBOR + 1.100%)C		150,000	151,520
Equinix, Inc., 2.875%, Due 3/15/2024	EUR	100,000	116,825
Exela Intermediate LLC / Exela Finance, Inc., 10.000%, Due 7/15/2023D		50,000	52,375
Five Corners Funding Trust, 4.419%, Due 11/15/2023D		100,000	103,217
Goldman Sachs Group, Inc.,
7.500%, Due 2/15/2019		232,000	236,919
2.600%, Due 4/23/2020		130,000	128,999
5.750%, Due 1/24/2022		58,000	62,030
2.876%, Due 10/31/2022A		100,000	97,915
3.060%, Due 2/23/2023A		1,150,000	1,153,197
3.371%, Due 6/5/2023, (3-mo. USD LIBOR + 1.050%)C		200,000	201,786
3.342%, Due 7/24/2023, (3-mo. USD LIBOR + 1.000%)C		100,000	100,987
International Lease Finance Corp., 4.625%, Due 4/15/2021		70,000	71,518
JPMorgan Chase & Co.,
2.750%, Due 6/23/2020		250,000	248,708
4.400%, Due 7/22/2020		10,000	10,242
3.801%, Due 3/1/2021, (3-mo. USD LIBOR + 1.480%)C		300,000	308,010
3.797%, Due 7/23/2024A		300,000	300,914
3.220%, Due 3/1/2025, (3-mo. USD LIBOR + 1.155%)C		100,000	97,346
Metropolitan Life Global Funding I,
2.546%, Due 9/19/2019A D		450,000	450,812
2.569%, Due 1/8/2021A D		525,000	525,818
Morgan Stanley,
7.300%, Due 5/13/2019		300,000	309,176
5.500%, Due 7/24/2020		350,000	364,479
3.737%, Due 4/24/2024A		100,000	99,658
Nationstar Mortgage Holdings, Inc., 9.125%, Due 7/15/2026D		100,000	104,125
Navient Corp., 4.875%, Due 6/17/2019		200,000	201,350
Provident Funding Associates LP / PFG Finance Corp., 6.375%, Due 6/15/2025D		50,000	49,875
Wells Fargo & Co.,
2.600%, Due 7/22/2020		100,000	99,089
2.625%, Due 7/22/2022		300,000	290,455

			9,592,796

See accompanying notes

11

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2018

	Principal Amount*		Fair Value

CORPORATE OBLIGATIONS - 17.32% (continued)
Industrial - 0.70%
Crown Americas LLC / Crown Americas Capital Corp., 4.750%, Due 2/1/2026D		$100,000	$96,000
GATX Corp., 3.061%, Due 11/5/2021A		100,000	100,316
Harris Corp., 2.819%, Due 4/30/2020A		100,000	100,076
Roper Technologies, Inc., 2.800%, Due 12/15/2021		240,000	235,609
Textron, Inc., 2.891%, Due 11/10/2020A		100,000	99,904
United Technologies Corp., 3.650%, Due 8/16/2023		200,000	200,840

			832,745

Technology - 0.81%
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.000%, Due 1/15/2022		100,000	97,539
Dell International LLC / EMC Corp.,
3.480%, Due 6/1/2019D		50,000	50,167
4.420%, Due 6/15/2021D		270,000	274,640
First Data Corp., 5.375%, Due 8/15/2023D		210,000	213,707
Hewlett Packard Enterprise Co., 3.600%, Due 10/15/2020		260,000	262,015
Microchip Technology, Inc., 3.922%, Due 6/1/2021D		65,000	64,957

			963,025

Utilities - 0.26%
Dominion Energy, Inc., 2.000%, Due 8/15/2021		110,000	105,512
FirstEnergy Corp., 2.850%, Due 7/15/2022, Series A		100,000	97,279
Sempra Energy, 2.791%, Due 3/15/2021A		100,000	100,087

			302,878

Total Corporate Obligations (Cost $20,782,280)			20,542,125

FOREIGN CORPORATE OBLIGATIONS - 7.31%
Communications - 0.25%
Tencent Holdings Ltd., 2.875%, Due 2/11/2020B		200,000	199,261
Vodafone Group PLC, 3.750%, Due 1/16/2024		100,000	99,321

			298,582

Consumer, Cyclical - 0.47%
1011778 BC ULC / New Red Finance, Inc., 4.250%, Due 5/15/2024D		100,000	95,500
Alimentation Couche-Tard, Inc., 2.700%, Due 7/26/2022D		150,000	144,784
IHO Verwaltungs GmbH, 3.750%, Due 9/15/2026, PIK (in-kind rate 4.500%)B	EUR	100,000	119,083
Sands China Ltd., 4.600%, Due 8/8/2023D		200,000	200,996

			560,363

Consumer, Non-Cyclical - 0.33%
JBS Investments GmbH, 7.750%, Due 10/28/2020B		200,000	203,202
Teva Pharmaceutical Finance Netherlands III B.V., 2.200%, Due 7/21/2021		200,000	187,050

			390,252

Energy - 1.03%
Cenovus Energy, Inc., 5.700%, Due 10/15/2019		100,000	102,410
Enbridge, Inc., 2.731%, Due 1/10/2020A		150,000	149,992
Petrobras Global Finance B.V., 5.999%, Due 1/27/2028D		291,000	261,318
Ras Laffan Liquefied Natural Gas Co., Ltd., 6.750%, Due 9/30/2019B		250,000	259,375
Sinopec Group Overseas Development Ltd.,
2.250%, Due 9/13/2020D		200,000	195,206
4.375%, Due 4/10/2024B		200,000	204,584
YPF S.A., 8.875%, Due 12/19/2018D		50,000	50,015

			1,222,900

Financial - 5.14%
ADCB Finance Cayman Ltd., 4.000%, Due 3/29/2023D		200,000	199,474
AIA Group Ltd., 3.900%, Due 4/6/2028D		100,000	99,420
Bank of Scotland PLC, 9.375%, Due 5/15/2021B	GBP	50,000	76,701

See accompanying notes

12

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2018

	Principal Amount*		Fair Value

FOREIGN CORPORATE OBLIGATIONS - 7.31% (continued)
Financial - 5.14% (continued)
Barclays PLC,
8.250%, Due 12/15/2018, (5-Yr. Semi-Annual USD Swap + 6.705%)C		$100,000	$101,192
4.375%, Due 1/12/2026		200,000	195,348
BNP Paribas S.A., 2.950%, Due 5/23/2022D		200,000	194,350
BNZ International Funding Ltd., 2.400%, Due 2/21/2020D		250,000	247,111
Credit Suisse AG, 6.500%, Due 8/8/2023D		100,000	106,915
Credit Suisse Group Funding Guernsey Ltd., 3.750%, Due 3/26/2025		250,000	242,882
Deutsche Bank AG, 4.250%, Due 10/14/2021		200,000	199,450
DNB Bank ASA, 2.375%, Due 6/2/2021D		300,000	292,115
Emerald Bay S.A., 5.685%, Due 10/8/2020D	EUR	49,000	53,180
HSBC Holdings PLC,
2.922%, Due 5/18/2021A		200,000	200,596
4.583%, Due 6/19/2029A		200,000	203,318
Lloyds Banking Group PLC,
7.625%, Due 6/27/2023, (5-Yr. GBP Swap + 5.010%)B C	GBP	200,000	284,597
2.907%, Due 11/7/2023A		200,000	191,188
Macquarie Bank Ltd., 2.687%, Due 4/4/2019A D		445,000	445,553
Macquarie Group Ltd., 3.189%, Due 11/28/2023A D		130,000	124,523
Mitsubishi UFJ Financial Group, Inc.,
2.190%, Due 9/13/2021		200,000	192,659
2.998%, Due 2/22/2022		210,000	206,544
National Australia Bank Ltd., 2.820%, Due 5/22/2020, (3-mo. USD LIBOR + 0.510%)C D		485,000	487,402
National Savings Bank, 8.875%, Due 9/18/2018D		200,000	199,780
Nationwide Building Society,
3.766%, Due 3/8/2024A D		100,000	98,102
4.302%, Due 3/8/2029A D		200,000	194,061
Nordea Bank AB, 4.875%, Due 5/13/2021D		200,000	205,958
Santander UK PLC, 2.500%, Due 3/14/2019		300,000	299,902
Sumitomo Mitsui Financial Group, Inc., 2.784%, Due 7/12/2022		100,000	97,440
Toronto-Dominion Bank, 3.339%, Due 4/7/2021, (3-mo. USD LIBOR + 1.000%)C		150,000	152,656
UBS AG, 5.125%, Due 5/15/2024B		300,000	303,742
UBS Group Funding Switzerland AG, 3.264%, Due 8/15/2023A D		200,000	200,832

			6,096,991

Industrial - 0.09%
Park Aerospace Holdings Ltd., 5.500%, Due 2/15/2024D		100,000	102,750

Total Foreign Corporate Obligations (Cost $8,828,583)			8,671,838

FOREIGN SOVEREIGN OBLIGATIONS - 20.50%
Argentina Bonar Bonds, 36.480%, Due 4/3/2022, (BADLARP Index + 2.000%)C	ARS	267,000	6,838
Argentina POM Politica Monetaria, 45.054%, Due 6/21/2020, Series POMA	ARS	4,326,000	134,528
Argentine Republic Government International Bond,
6.250%, Due 4/22/2019		150,000	146,625
5.875%, Due 1/11/2028		100,000	72,650
6.875%, Due 1/11/2048		100,000	69,750
Australia Government Bond, 2.750%, Due 10/21/2019, Series 143B	AUD	1,065,000	772,228
Brazil Notas do Tesouro Nacional Series F, 10.000%, Due 1/1/2027	BRL	6,150,000	1,373,808
Colombian TES, 6.000%, Due 4/28/2028, Series B	COP	5,660,000,000	1,747,711
Corp. Andina de Fomento, 2.000%, Due 5/10/2019		425,000	422,322
Dominican Republic International Bond, 7.500%, Due 5/6/2021D		260,000	273,650
Egypt Government International Bond,
5.750%, Due 4/29/2020D		100,000	101,245
5.577%, Due 2/21/2023D		200,000	193,300
Fondo Mivivienda S.A., 3.500%, Due 1/31/2023B		200,000	194,400
Georgia Government International Bond, 6.875%, Due 4/12/2021B		200,000	208,824
Hellenic Republic Government Bond, 4.750%, Due 4/17/2019B D	EUR	250,000	296,310
Honduras Government International Bond, 8.750%, Due 12/16/2020D		240,000	261,310
Hungary Government International Bond, 6.250%, Due 1/29/2020		210,000	218,965
Indonesia Treasury Bond,
8.375%, Due 3/15/2024	IDR	4,090,000,000	280,441
9.000%, Due 3/15/2029	IDR	2,500,000,000	178,699
6.625%, Due 5/15/2033, Series FR65	IDR	3,900,000,000	227,699
8.750%, Due 2/15/2044	IDR	9,500,000,000	657,841

See accompanying notes

13

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2018

	Principal Amount*		Fair Value

FOREIGN SOVEREIGN OBLIGATIONS - 20.50% (continued)
Japan Treasury Discount Bill,
(0.129%), Due 9/3/2018, Series 761	JPY	100,000,000	$900,009
(0.129%), Due 9/10/2018, Series 763	JPY	50,000,000	450,012
Kenya Government International Bond, 5.875%, Due 6/24/2019D		$200,000	201,040
Kommunalbanken A/S, 2.665%, Due 6/16/2020, (3-mo. USD LIBOR + 0.330%)C D		634,000	637,233
Kuwait International Government Bond, 3.500%, Due 3/20/2027D		200,000	197,636
Malaysia Government Bond,
3.659%, Due 10/15/2020	MYR	2,080,000	508,382
4.048%, Due 9/30/2021	MYR	1,105,000	272,464
3.882%, Due 3/10/2022, Series 0117	MYR	1,490,000	365,600
3.480%, Due 3/15/2023	MYR	2,885,000	693,405
3.955%, Due 9/15/2025	MYR	785,000	189,834
3.900%, Due 11/30/2026	MYR	290,000	69,318
3.899%, Due 11/16/2027	MYR	1,330,000	317,345
Mexican Bonos Desarr,
8.500%, Due 5/31/2029F	MXN	25,600,000	1,393,932
7.750%, Due 11/23/2034F	MXN	6,500,000	332,562
8.500%, Due 11/18/2038F	MXN	24,500,000	1,345,668
7.750%, Due 11/13/2042F	MXN	33,000,000	1,677,770
8.000%, Due 11/7/2047, Series MF	MXN	7,000,000	365,413
Peru Government Bond, 6.150%, Due 8/12/2032B D	PEN	3,280,000	1,027,436
Perusahaan Penerbit SBSN Indonesia III, 3.400%, Due 3/29/2022D		200,000	196,850
Qatar Government International Bond, 4.500%, Due 4/23/2028D		200,000	204,300
Republic of Poland Government Bond,
1.394%, Due 4/25/2019, Series 0419	PLN	635,000	170,129
3.250%, Due 7/25/2019, Series 0719	PLN	2,130,000	584,289
1.500%, Due 4/25/2020, Series 0420	PLN	3,895,000	1,048,993
Republic of South Africa Government Bond,
6.500%, Due 2/28/2041	ZAR	13,760,000	658,457
8.750%, Due 2/28/2048, Series 2048	ZAR	850,000	51,914
8.750%, Due 2/28/2048	ZAR	17,970,000	1,097,521
Republic of South Africa Government International Bond, 5.500%, Due 3/9/2020		200,000	203,866
Saudi Government International Bond,
4.500%, Due 4/17/2030D		200,000	201,800
4.625%, Due 10/4/2047D		200,000	189,820
Serbia International Bond, 5.875%, Due 12/3/2018D		240,000	241,443
Sri Lanka Government International Bond, 6.250%, Due 7/27/2021D		200,000	203,267
Turkey Government Bond, 10.600%, Due 2/11/2026	TRY	1,405,000	121,431
Ukraine Government International Bond, 7.750%, Due 9/1/2019B		150,000	149,613
Vietnam Government International Bond, 6.750%, Due 1/29/2020D		200,000	208,413

Total Foreign Sovereign Obligations (Cost $28,557,088)			24,316,309

ASSET-BACKED OBLIGATIONS - 13.59%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Ctfs Ser, 4.015%, Due 6/25/2034, 2004 R4 M2, (1-mo. USD LIBOR + 1.950%)C		839,573	786,770
Carlyle Global Market Strategies CLO Ltd., 3.348%, Due 4/20/2027, 2015-1A AR, (3-mo. USD LIBOR + 1.000%)C D		300,000	300,016
Carlyle Global Market Strategies Euro CLO DAC, 0.730%, Due 9/21/2029, 2015-2A AA1RA D	EUR	250,000	289,365
Carrington Mortgage Loan Trust Series, 2.325%, Due 2/25/2037, 2007 FRE1 A3, (1-mo. USD LIBOR + 0.260%)C		500,000	457,139
Catamaran CLO Ltd., 3.187%, Due 1/27/2028, 2013-1A ARA D		250,000	249,193
CIFC Funding Ltd., 3.119%, Due 4/15/2027, 2015-2A ARA D		250,000	248,984
Citigroup Mortgage Loan Trust, 2.145%, Due 1/25/2037, 2007 AMC2 A3A, (1-mo. USD LIBOR + 0.080%)C		123,531	86,797
Countrywide Asset-Backed Certificates, 2.195%, Due 12/25/2036, 2006 12 1A, (1-mo. USD LIBOR + 0.130%)C		117,557	105,966
CWABS Asset-Backed Certificates Trust, 3.070%, Due 8/25/2035, 2005 3 MV5, (1-mo. USD LIBOR + 1.005%)C		400,000	403,480
Domino’s Pizza Master Issuer LLC, 3.082%, Due 7/25/2047, 2017 1A A2IID		396,000	384,611
First Franklin Mortgage Loan Trust, 2.425%, Due 11/25/2035, 2005 FF10 A5, (1-mo. USD LIBOR + 0.360%)C		1,000,000	958,349
First Investors Auto Owner Trust, 4.700%, Due 4/18/2022, 2016 1A DD		500,000	509,507
Galaxy XXIX CLO Ltd., 4.730%, Due 11/15/2026, 2018-29A DA D		250,000	249,995

See accompanying notes

14

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2018

	Principal Amount*	Fair Value

ASSET-BACKED OBLIGATIONS - 13.59% (continued)
GSAMP Trust, 2.185%, Due 12/25/2036, 2007 FM1 A2B, (1-mo. USD LIBOR + 0.120%)C	$1,336,323	$812,609
Halcyon Loan Advisors Funding Ltd., 3.268%, Due 4/20/2027, 2015-1A ARA D	250,000	249,838
Invitation Homes Trust,
2.760%, Due 3/17/2037, 2018 SFR1 AA D	99,459	99,163
3.060%, Due 7/17/2037, 2018 SFR3 AA D	199,915	200,910
JFIN CLO Ltd., 3.298%, Due 4/21/2025, 2014-1A ARA D	268,803	268,766
Madison Park Funding XIV Ltd., 5.598%, Due 7/20/2026, 2014-14A DR, (3-mo. USD LIBOR + 3.250%)C D	250,000	250,312
Magnetite VIII Ltd., 3.319%, Due 4/15/2031, 2014-8A AR2A D	350,000	348,667
Marathon CLO V Ltd., 3.182%, Due 11/21/2027, 2013-5A A1RA D	250,000	249,243
Marathon CRE FL1 Ltd.,
3.213%, Due 6/15/2028, 2018 FL1 AA D	100,000	100,171
3.613%, Due 6/15/2028, 2018 FL1 ASA D	100,000	100,074
MASTR Specialized Loan Trust, 2.325%, Due 2/25/2036, 2006 2 A, (1-mo. USD LIBOR + 0.260%)C D	567,980	558,597
Morgan Stanley ABS Capital I, Inc. Trust,
2.115%, Due 7/25/2036, 2006 WMC2 A2FP, (1-mo. USD LIBOR + 0.050%)C	44,003	23,486
2.215%, Due 11/25/2036, 2007 HE1 A2C, (1-mo. USD LIBOR + 0.150%)C	416,962	283,037
2.125%, Due 12/25/2036, 2007 HE3 A2A, (1-mo. USD LIBOR + 0.060%)C	379,211	237,982
Morgan Stanley Home Equity Loan Trust, 2.165%, Due 4/25/2037, 2007 2 A1, (1-mo. USD LIBOR + 0.100%)C	952,747	633,476
Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series, 2.395%, Due 10/25/2036, 2006 AF1 A4, (1-mo. USD LIBOR + 0.330%)C	991,046	348,102
Oakwood Mortgage Investors, Inc., 6.610%, Due 6/15/2031, 2001 C A3A	301,888	90,245
OCP CLO Ltd.,
3.186%, Due 4/17/2027, 2015-8A A1RA D	250,000	249,159
3.139%, Due 7/15/2027, 2015-9A A1RA D	250,000	249,086
3.155%, Due 10/26/2027, 2015-10A A1RA D	200,000	199,302
Octagon Investment Partners 24 Ltd., 3.662%, Due 5/21/2027, 2015-1A A2AR, CLOA D	250,000	248,294
Planet Fitness Master Issuer LLC, 4.262%, Due 9/5/2048, 2018 1A A2ID	100,000	100,387
Prestige Auto Receivables Trust, 5.150%, Due 11/15/2021, 2016 1A DD	400,000	404,429
RAAC Series Trust, 2.465%, Due 9/25/2045, 2006 SP1 M1, (1-mo. USD LIBOR + 0.400%)C	798,171	769,047
RASC Series Trust, 2.505%, Due 1/25/2036, 2005 KS12 M1, (1-mo. USD LIBOR + 0.440%)C	104,377	104,131
Renaissance Home Equity Loan Trust, 5.612%, Due 4/25/2037, 2007 1 AF3G	932,138	446,655
Shackleton CLO Ltd., 3.268%, Due 10/20/2027, 2015-8A A1RA D	250,000	249,795
Sierra Madre Funding Ltd., 2.459%, Due 9/7/2039, 2004-1A A1A, (1-mo. USD LIBOR + 0.380%)C D	372,006	328,295
Sound Point CLO VIII Ltd., 3.199%, Due 4/15/2027, 2015-1A ARA D	250,000	249,384
Thacher Park CLO Ltd., 3.508%, Due 10/20/2026, 2014-1A AR, (3-mo. USD LIBOR + 1.160%)C D	500,000	500,119
Tralee CLO III Ltd., 3.378%, Due 10/20/2027, 2014-3A ARA D	250,000	250,038
Tryon Park CLO Ltd., 3.238%, Due 4/15/2029, 2013-1A A1SRA D	300,000	298,830
Venture XVI CLO Ltd., 3.189%, Due 1/15/2028, 2014-16A ARRA D	100,000	99,690
Venture XX CLO Ltd., 3.159%, Due 4/15/2027, 2015-20A ARA D	250,000	249,294
Vibrant CLO VII Ltd., 3.618%, Due 9/15/2030, 2017-7A A1, (3-mo. USD LIBOR + 1.270%)C D	400,000	400,256
Voya CLO Ltd., 3.055%, Due 7/25/2026, 2014-3A A1RA D	250,000	249,061
Wells Fargo Home Equity Asset-Backed Securities Trust, 2.295%, Due 4/25/2037, 2007 2 A3, (1-mo. USD LIBOR + 0.230%)C	321,075	309,859
Westlake Automobile Receivables Trust,
3.410%, Due 5/15/2023, 2018 1A DD	80,000	79,526
4.000%, Due 10/16/2023, 2018 3A DD	100,000	100,289
4.000%, Due 1/16/2024, 2018 2A DD	100,000	100,325

Total Asset-Backed Obligations (Cost $15,779,319)		16,120,101

COLLATERALIZED MORTGAGE OBLIGATIONS - 7.40%
Adjustable Rate Mortgage Trust, 4.065%, Due 9/25/2035, 2005-5 2A1A	35,965	33,968
Alternative Loan Trust,
6.000%, Due 10/25/2033, 2003-J2 A1	15,509	16,204
2.287%, Due 7/20/2046, 2006-OA9 2A1A, (1-mo. USD LIBOR + 0.210%)C	7,297	5,474
2.255%, Due 9/25/2046, 2006-OA11 A1B, (1-mo. USD LIBOR + 0.190%)C	8,944	8,160
American Home Mortgage Investment Trust,
3.892%, Due 10/25/2034, 2004-3 5A, (12-mo. USD LIBOR + 1.500%)C	8,483	8,496
4.021%, Due 9/25/2045, 2005-2 4A1, (6-mo. USD LIBOR + 1.500%)C	2,458	2,463
Banc of America Alternative Loan Trust, 2.465%, Due 5/25/2035, 2005-4 CB6, (1-mo. USD LIBOR + 0.400%)C	27,650	23,256

See accompanying notes

15

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2018

	Principal Amount*		Fair Value

COLLATERALIZED MORTGAGE OBLIGATIONS - 7.40% (continued)
Banc of America Funding Trust, 2.377%, Due 5/20/2047, 2007-C 7A5, (1-mo. USD LIBOR + 0.300%)C		$151,477	$139,355
Bank of America Mortgage Trust, 4.817%, Due 7/20/2032, 2002-G 1A3A		2,489	2,529
Bear Stearns ALT-A Trust,
3.748%, Due 11/25/2036, 2006-6 32A1A		82,003	68,779
8.111%, Due 12/25/2046, 2006-7 23A1A		514,904	409,830
Bear Stearns ARM Trust,
2.782%, Due 11/25/2030, 2000-2 A1A		18,018	17,403
4.232%, Due 8/25/2033, 2003-5 2A1A		31,861	31,861
4.472%, Due 8/25/2033, 2003-5 1A1A		31,649	31,379
4.125%, Due 4/25/2034, 2004-1 22A1A		474	473
4.200%, Due 11/25/2034, 2004-9 22A1A		7,145	7,259
Benchmark Mortgage Trust, 0.697%, Due 7/15/2051, 2018-B4 XAA		3,798,924	148,344
Chase Mortgage Finance Trust Series,
5.500%, Due 11/25/2035, 2005-S3 A10		152,000	145,510
4.001%, Due 2/25/2037, 2007-A1 1A5A		16,547	16,704
3.620%, Due 3/25/2037, 2007-A1 12M3A		133,142	125,518
CHL Mortgage Pass-Through Trust,
4.613%, Due 6/25/2033, 2003-27 A1A		16,442	16,527
2.825%, Due 9/25/2034, 2004-16 1A4A, (1-mo. USD LIBOR + 0.760%)C		20,837	20,563
2.645%, Due 4/25/2035, 2005-3 2A1, (1-mo. USD LIBOR + 0.580%)C		83,322	76,774
2.525%, Due 5/25/2035, 2005-9 1A3, (1-mo. USD LIBOR + 0.460%)C		83,775	76,440
5.750%, Due 5/25/2037, 2007-5 A51		35,443	30,407
Citigroup Mortgage Loan Trust, Inc.,
4.351%, Due 8/25/2035, 2005-3 2A2AA		16,158	16,224
3.890%, Due 9/25/2035, 2005-6 A3, (1-Yr. CMT + 1.800%)C		15,561	15,205
CSMC Mortgage-Backed Trust, 6.000%, Due 7/25/2036, 2006-6 1A4		331,869	274,228
Federal Home Loan Mortgage Corp., 4.365%, Due 9/25/2030, 2018-HQA1 M2A		200,000	202,239
Federal National Mortgage Association, 4.215%, Due 10/25/2030, 2018-C03 1M2A		300,000	302,302
Flagstar Mortgage Trust, 3.500%, Due 3/25/2048, 2018-1 A5A D		222,713	219,564
GSR Mortgage Loan Trust,
6.000%, Due 3/25/2032, 2003-2F 3A1		1,306	1,328
3.869%, Due 6/25/2034, 2004-7 3A1A		10,910	10,767
3.765%, Due 11/25/2035, 2005-AR7 6A1A		12,108	12,221
IM Pastor 4 FTA, 0.000%, Due 3/22/2044, 4 A, (3-mo. EUR EURIBOR + 0.140%)B C	EUR	665,332	696,206
JP Morgan Alternative Loan Trust, 5.670%, Due 5/26/2037, 2008-R3 3A1A D H		177,608	152,854
JP Morgan Mortgage Trust,
3.000%, Due 9/25/2044, 2014-IVR3 2A1A D		136,316	135,225
3.172%, Due 10/26/2048, 2017-5 A1A D		435,716	431,288
Morgan Stanley Capital I, Inc., 1.003%, Due 7/15/2051A		999,625	61,904
Morgan Stanley Mortgage Loan Trust, 4.010%, Due 6/25/2036, 2006-8AR 5A4A		11,909	12,211
NACC Reperforming Loan REMIC Trust, 7.500%, Due 3/25/2034, 2004-R1 A2D		69,878	68,085
Nationstar Mortgage Loan Trust, 3.750%, Due 12/25/2052, 2013-A AA D		76,679	77,285
New Century Alternative Mortgage Loan Trust, 5.909%, Due 7/25/2036, 2006-ALT1 AF2A		6,885	3,699
New Residential Mortgage Loan Trust,
3.750%, Due 5/28/2052, 2015-1A A3A D		115,527	115,802
3.750%, Due 5/25/2054, 2014-2A A3A D		164,806	165,165
5.666%, Due 11/25/2054, 2014-3A B3A D		368,057	385,141
3.750%, Due 8/25/2055, 2015-2A A1A D		341,410	342,319
3.565%, Due 6/25/2057, 2017-5A A1, (1-mo. USD LIBOR + 1.500%)C D		256,646	263,096
Newgate Funding PLC,
0.000%, Due 12/1/2050, 2007-1X BB, (3-mo. EUR EURIBOR + 0.220%)B C	EUR	78,562	81,938
0.000%, Due 12/15/2050, 2007-2X BB, (3-mo. EUR EURIBOR + 0.250%)B C	EUR	152,885	159,239
Prime Mortgage Trust, 2.565%, Due 2/25/2035, 2006-CL1 A1, (1-mo. USD LIBOR + 0.500%)C		44,061	42,370
RALI Series Trust,
5.750%, Due 9/25/2035, 2005-QS13 2A4		487,509	475,621
2.315%, Due 2/25/2036, 2006-QA2 1A1, (1-mo. USD LIBOR + 0.250%)C		370,334	292,085
2.165%, Due 5/25/2037, 2007-QA3 A1, (1-mo. USD LIBOR + 0.100%)C		224,206	204,994
Residential Asset Securitization Trust, 4.080%, Due 12/25/2034, 2004-IP2 4AA		39,203	39,010
Ripon Mortgages PLC, 1.605%, Due 8/20/2056, 2017-A1 1A, (3-mo. GBP LIBOR + 0.800%)C D	GBP	276,297	357,302
STACR Trust,
3.715%, Due 4/25/2043, 2018-HRP1 M2A D		550,000	555,776
5.815%, Due 4/25/2043, 2018-HRP1 B1A D		200,000	207,971
13.815%, Due 4/25/2043, 2018-HRP1 B2A D		150,000	164,956
Structured Asset Mortgage Investments Trust,
2.757%, Due 11/19/2033, 2003-AR3 A1, (1-mo. USD LIBOR + 0.680%)C		256,813	247,874
2.525%, Due 5/25/2045, 2005-AR2 2A1, (1-mo. USD LIBOR + 0.460%)C		55,005	53,016

See accompanying notes

16

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2018

	Principal Amount*	Fair Value

COLLATERALIZED MORTGAGE OBLIGATIONS - 7.40% (continued)
WaMu Mortgage Backed Pass Through Certificates Series, 2.966%, Due 12/19/2039, 2001-AR5 1AA	$54,186	$54,026
WaMu Mortgage Pass-Through Certificates Series Trust,
3.658%, Due 3/25/2035, 2005-AR3 A1A	19,339	19,023
3.726%, Due 3/25/2037, 2007-HY3 4A1A	83,787	83,145
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust,
5.500%, Due 11/25/2035, 2005-9 2A2	135,830	126,078
2.225%, Due 2/25/2037, 2007-HY1 A2A, (1-mo. USD LIBOR + 0.160%)C	205,801	162,027
Washington Mutual MSC Mortgage Pass-Through Certificates Series Trust, 3.792%, Due 2/25/2033, 2003-AR1 2AA	1,683	1,635
Wells Fargo Mortgage Backed Securities Trust, 4.310%, Due 3/25/2035, 2005-AR3 2A1A	28,133	28,602

Total Collateralized Mortgage Obligations (Cost $8,617,976)		8,784,722

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 0.88%
BBCMS Mortgage Trust, 4.563%, Due 8/15/2036, 2017-DELC EA D	200,000	200,624
BDS,
3.010%, Due 8/15/2035, 2018-FL2 AA D	250,000	250,706
3.460%, Due 8/15/2035, 2018-FL2 BA D	100,000	100,417
GAHR Commercial Mortgage Trust,
3.495%, Due 12/15/2034, 2015-NRF FFXA D	150,000	147,852
3.495%, Due 12/15/2034, 2015-NRF EFXA D	100,000	99,083
J.P. Morgan Chase Commercial Mortgage Securities Trust, 3.881%, Due 1/5/2031, 2018-BCON EA D	250,000	241,693

Total Commercial Mortgage-Backed Obligations (Cost $1,036,998)		1,040,375

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 7.28%
Fannie Mae Pool, 3.000%, Due 10/1/2048, TBA	500,000	483,428
Federal Home Loan Mortgage Corp., 4.087%, Due 7/15/2047, 4704 SK, IO, REMIC, (1-mo. LIBOR + 6.150%)C	180,339	31,239
Federal National Mortgage Association,
6.065%, Due 5/25/2025, 2015-C02 1M2, (1-mo. USD LIBOR + 4.000%)C	349,038	383,600
7.065%, Due 7/25/2025, 2015-C03 2M2, (1-mo. USD LIBOR + 5.000%)C	149,396	166,538
7.765%, Due 4/25/2028, 2015-C04 1M2, (1-mo. USD LIBOR + 5.700%)C	438,496	510,499
3.215%, Due 9/25/2029, 2017-C02 2M1, (1-mo. USD LIBOR + 1.150%)C	289,756	291,503
4.315%, Due 7/25/2030, 2018-C01 1M2A	200,000	204,354
6.000%, Due 2/25/2044, 2004-T3 1A1	7,940	8,714
3.000%, Due 2/1/2046	94,609	91,679
3.500%, Due 9/1/2048	6,500,000	6,464,326

Total U.S. Agency Mortgage-Backed Obligations (Cost $8,484,879)		8,635,880

U.S. TREASURY OBLIGATIONS – 17.04%
U.S. Treasury Inflation Protected Securities,
0.250%, Due 1/15/2025E	1,106,404	1,072,539
2.375%, Due 1/15/2025E	574,811	632,986
0.625%, Due 1/15/2026E	477,203	472,654
0.375%, Due 7/15/2027E	309,024	299,399
3.875%, Due 4/15/2029E	58,245	76,132
U.S. Treasury Notes/Bonds,
2.124%, Due 4/30/2020A	4,620,000	4,620,675
2.500%, Due 6/30/2020	850,000	848,074
2.625%, Due 7/31/2020	5,270,000	5,269,177
1.375%, Due 6/30/2023	50,000	46,938
2.250%, Due 1/31/2024	200,000	194,875
2.750%, Due 2/15/2024	300,000	299,812
2.000%, Due 4/30/2024	500,000	479,844
2.500%, Due 5/15/2024	1,100,000	1,084,187
2.000%, Due 5/31/2024	1,800,000	1,726,383
2.375%, Due 8/15/2024	500,000	488,770
2.250%, Due 11/15/2024	200,000	193,859
2.625%, Due 3/31/2025	1,000,000	989,648
2.000%, Due 8/15/2025	1,300,000	1,233,527
1.625%, Due 2/15/2026	200,000	184,023

Total U.S. Treasury Obligations (Cost $20,404,395)		20,213,502

See accompanying notes

17

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2018

	Principal Amount*	Fair Value

MUNICIPAL OBLIGATIONS - 0.21%
City of Chicago IL, 7.750%, Due 1/1/2042, Series B	$30,000	$32,685
State of Illinois, 7.350%, Due 7/1/2035	100,000	111,136
Texas Public Finance Authority, 8.250%, Due 7/1/2024	100,000	102,947

Total Municipal Obligations (Cost $243,821)		246,768

	Shares

SHORT-TERM INVESTMENTS - 17.08%
Investment Companies - 8.56%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.85%I J	10,148,863	10,148,863

	Principal Amount*

U.S. Treasury Obligations - 8.18%
U.S. Treasury Notes/Bonds,
2.161%, Due 4/30/2019, (3-mo. Treasury money market yield + 0.070%)C	$585,000	585,436
1.625%, Due 7/31/2019	5,300,000	5,260,664
2.151%, Due 7/31/2019, (3-mo. Treasury money market yield + 0.060%)C	3,855,000	3,858,292

		9,704,392

Certificate of Deposits - 0.34%
Barclays Bank PLC, 1.94% Due 09/04/2018	300,000	299,998
Credit Suisse AG, 2.69% Due 09/28/2018C	100,000	100,053

		400,051

Total Short-Term Investments (Cost $20,255,229)		20,253,307

TOTAL INVESTMENTS - 108.65% (Cost $133,042,024)		128,878,080
PURCHASED OPTIONS AND SWAPTIONS CONTRACTS - 0.06% (Premiums Paid $318,652)		67,756
WRITTEN OPTIONS AND SWAPTIONS CONTRACTS - (0.17%) (Premiums Received $(312,146))		(204,732)
LIABILITIES, NET OF OTHER ASSETS - (8.54%)		(10,123,765)

TOTAL NET ASSETS - 100.00%		$118,617,339

Percentages are stated as a percent of net assets. *In U.S. Dollars unless otherwise noted.

A Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

B Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

C Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on August 31, 2018.

D Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $28,292,261 or 23.85% of net assets. The Fund has no right to demand registration of these securities.

E Inflation-Indexed Note.

F Par value represents units rather than shares.

G Step Up/Down - A zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. The rate disclosed represents the coupon rate at August 31, 2018. The maturity date disclosed represents the final maturity date.

H Value was determined using significant unobservable inputs.

I The Fund is affiliated by having the same investment advisor.

J 7-day yield.

BADLARP - Benchmark rate provided by the Banco Central de la Republica Argentina.

CLO - Collateralized Loan Obligation.

CMT - Constant Maturity Treasury.

DAC - Designated Activity Company.

EURIBOR - Euro Interbank Offered Rate.

IO - Interest Only.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

See accompanying notes

18

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2018

LP - Limited Partnership.

PIK - Payment in Kind.

PLC - Public Limited Company.

REMIC - Real Estate Mortgage Investment Conduit.

TBA - To Be Announced.

Futures Contracts Open on August 31, 2018:

Long Futures

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Note Futures	5	December 2018	$602,389	$601,327	$(1,062)
U.S. Treasury 2-Year Note Futures	13	December 2018	2,747,492	2,747,670	178
U.S. Treasury 5-Year Note Futures	1	December 2018	113,462	113,398	(64)
U.S. Ultra Bond Futures	6	December 2018	961,863	955,874	(5,989)

			$4,425,206	$4,418,269	$(6,937)

Short Futures

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
3-Month Euro Euribor Futures	32	December 2019	$(9,273,414)	$(9,297,613)	$(24,199)
90-Day Eurodollar Futures	78	June 2019	(19,125,434)	(18,942,314)	183,120
Euro-BTP Futures	10	December 2018	(1,414,363)	(1,401,956)	12,407
U.S. Treasury 5-Year Note Futures	22	December 2018	(2,494,004)	(2,494,769)	(765)

			$(32,307,215)	$(32,136,652)	$170,563

Centrally Cleared Swap Agreements Outstanding on August 31, 2018:

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (%)	Expiration Date	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Fair Value	Unrealized Appreciation (Depreciation)
Receive	1-Day BRL-CDI	7.50	1/2/2020	BRL	11,200	$(185)	$(27,673)	$(27,488)
Receive	6-Month GBP-LIBOR	1.65	1/22/2020	GBP	400	(6,063)	(4,445)	1,618
Receive	6-Month GBP-LIBOR	2.00	3/18/2022	GBP	200	(9,685)	(6,713)	2,972
Pay	3-Month USD-LIBOR	2.25	12/16/2022	USD	400	664	(10,180)	(10,844)
Pay	6-Month GBP-LIBOR	1.50	9/19/2023	GBP	2,000	(383)	(17,900)	(17,517)
Receive	6-Month EUR-EURIBOR	0.50	9/19/2023	EUR	1,900	(6,854)	23,580	30,434
Receive	6-Month JPY-LIBOR	0.30	3/18/2026	JPY	100,000	(5,115)	(3,920)	1,195
Receive	3-Month USD-LIBOR	2.25	6/15/2026	USD	200	(8,014)	9,010	17,024
Receive	3-Month USD-LIBOR	1.75	12/21/2026	USD	8,100	(84,146)	692,340	776,486
Receive	3-Month USD-LIBOR	1.50	6/21/2027	USD	1,900	138,250	209,291	71,041
Receive	28-Day MXN-TIIE	7.35	9/30/2027	MXN	5,800	(3,006)	(16,250)	(13,244)
Pay	6-Month JPY-LIBOR	0.30	3/20/2028	JPY	130,000	7,112	5,647	(1,465)
Pay	3-Month USD-LIBOR	2.25	6/20/2028	USD	400	23,750	23,067	(683)
Pay	6-Month JPY-LIBOR	0.45	3/20/2029	JPY	20,000	(1,375)	(518)	857
Pay	3-Month USD-LIBOR	2.50	6/20/2048	USD	500	58,098	51,189	(6,909)
Pay	6-Month EUR-EURIBOR	1.50	9/19/2048	EUR	400	10,570	(3,377)	(13,947)
Pay	3-Month USD-LIBOR	3.00	12/19/2048	USD	400	(900)	313	1,213

						$112,718	$923,461	$810,743

See accompanying notes

19

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2018

Credit Default Swaps on Credit Indices - Buy Protection(1)
Index/Tranches	Fixed Rate (%)	Expiration Date	Implied Credit Spread at 8/31/2018(3) (%)	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Fair Value(5)	Unrealized Appreciation (Depreciation)
iTraxx Europe Senior Financials	1.00	6/20/2022	0.5889	EUR	300	$(1,268)	$(5,426)	$(4,158)
iTraxx Europe Senior Financials	1.00	12/20/2022	0.5916	EUR	400	(8,722)	(8,155)	567
Markit CDX HY	5.00	12/20/2022	3.0703	USD	1,300	(84,210)	(93,747)	(9,537)

						$(94,200)	$(107,328)	$(13,128)

Credit Default Swaps on Corporate and Sovereign Securities - Sell Protection(2)
Index/Tranches	Fixed Rate (%)	Expiration Date	Implied Credit Spread at 8/31/2018(3) (%)	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Fair Value(5)	Unrealized Appreciation (Depreciation)
Daimler AG	1.00	12/20/2020	0.4147	EUR	100	$1,364	$1,585	$221

						$1,364	$1,585	$221

OTC Swap Agreements Outstanding on August 31, 2018:

Credit Default Swaps on Corporate and Sovereign Securities - Sell Protection(2)

Reference Entity	Counter- Party	Fixed Rate (%)	Expiration Date	Implied Credit Spread at 8/31/2018(3) (%)	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Fair Value	Unrealized Appreciation (Depreciation)
Qatar Government International Bond	BRC	1.00	12/20/2018	0.1780	USD	100	$167	$251	$84
Qatar Government International Bond	GST	1.00	12/20/2018	0.1780	USD	100	140	252	112
Colombia Government International Bond	BRC	1.00	6/20/2021	0.6645	USD	200	(3,775)	1,814	5,589
Mexico Government International Bond	BRC	1.00	12/20/2021	0.8566	USD	100	(2,516)	451	2,967
Argentine Republic Government International Bond	BRC	5.00	6/20/2022	7.9106	USD	50	3,196	(4,355)	(7,551)
Argentine Republic Government International Bond	GST	5.00	6/20/2022	7.9106	USD	50	3,222	(4,355)	(7,577)
Federal Republic of Brazil	GST	1.00	6/20/2022	2.6420	USD	100	(4,951)	(5,665)	(714)
Federal Republic of Brazil	GST	1.00	6/20/2023	2.9964	USD	100	(6,053)	(8,396)	(2,343)

							$(10,570)	$(20,003)	$(9,433)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swaps agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See accompanying notes

20

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2018

(5)

The quoted market prices and resulting values for credit default swaps on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Purchased Options Contracts Outstanding on August 31, 2018:

Interest Rate Swaptions
Description	Counter- party	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate (%)	Expiration Date	Number of Contracts	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Call - OTC 2-Year IRS	MSC	3-Month USD-LIBOR	Pay	2.74	9/24/2018	5,300,000	$15,441	$1,194	$(14,247)
Put - OTC 30-Year IRS	CBK	3-Month USD-LIBOR	Pay	2.97	9/24/2018	600,000	30,525	5,183	(25,342)
Put - OTC 30-Year IRS	GST	3-Month USD-LIBOR	Pay	2.97	9/24/2018	1,200,000	62,100	10,366	(51,734)
Call - OTC 2-Year IRS	MSC	3-Month USD-LIBOR	Pay	1.65	11/15/2018	4,700,000	26,673	3	(26,670)
Put - OTC 30-Year IRS	MSC	3-Month USD-LIBOR	Pay	3.05	12/12/2018	600,000	28,848	9,711	(19,137)
Call - OTC 1-Year IRS	BRC	3-Month USD-LIBOR	Pay	3.15	6/26/2020	11,600,000	51,475	39,674	(11,801)

							$215,062	$66,131	$(148,931)

Interest Rate Floors
Description	Counter- party	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate (%)	Expiration Date	Number of Contracts	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Put - INT FLR USD	BRC	3-Month USD-LIBOR	Pay	1.63	8/15/2019	5,000,000	$44,900	$42	$(44,858)
Put - INT FLR USD	DUB	3-Month USD-LIBOR	Pay	1.63	8/15/2019	2,500,000	22,500	21	(22,479)
Put - INT FLR USD	GSC	3-Month USD-LIBOR	Pay	1.63	8/15/2019	5,000,000	32,000	42	(31,958)

							$99,400	$105	$(99,295)

Index Options
Description		Counterparty	Exercise Price	Expiration Date	Currency	Number of Contracts	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Put - S&P 500 Index		CCP	2,400.00	9/21/2018	USD	16	$4,190	$1,520	$(2,670)

							$4,190	$1,520	$(2,670)

Written Options Contracts Outstanding on August 31, 2018:

Interest Rate Swaptions
Description	Counter- party	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate (%)	Expiration Date	Number of Contracts	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
Call - OTC 5-Year IRS	MSC	3-Month USD-LIBOR	Receive	2.78	9/24/2018	2,200,000	$(15,439)	$(1,839)	$13,600
Put - OTC 5-Year IRS	CBK	3-Month USD-LIBOR	Receive	2.60	9/24/2018	2,800,000	(29,120)	(36,449)	(7,329)
Put - OTC 5-Year IRS	GST	3-Month USD-LIBOR	Receive	2.60	9/24/2018	5,800,000	(61,840)	(75,502)	(13,662)
Call - OTC 10-Year IRS	MSC	3-Month USD-LIBOR	Receive	2.00	11/15/2018	1,000,000	(26,389)	(16)	26,373
Put - OTC 5-Year IRS	MSC	3-Month USD-LIBOR	Receive	2.70	12/12/2018	3,000,000	(31,757)	(35,211)	(3,454)
Call - OTC 1-Year IRS	BRC	3-Month USD-LIBOR	Receive	3.15	6/26/2019	11,600,000	(41,325)	(51,439)	(10,114)

							$(205,870)	$(200,456)	$5,414

Interest Rate Floors
Description	Counter- party	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate (%)	Expiration Date	Number of Contracts	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
Put - INT FLR USD	BRC	3-Month USD-LIBOR	Receive	1.00	8/15/2019	10,000,000	$(45,770)	$(10)	$45,760
Put - INT FLR USD	DUB	3-Month USD-LIBOR	Receive	1.00	8/15/2019	5,000,000	(22,500)	(5)	22,495
Put - INT FLR USD	GSC	3-Month USD-LIBOR	Receive	1.00	8/15/2019	10,000,000	(32,000)	(11)	31,989

							$(100,270)	$(26)	$100,244

See accompanying notes

21

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2018

Options on Exchange-Traded Futures Contracts
Description	Counter- party	Exercise Price	Expiration Date	Currency	Number of Contracts	Notional Amount (000s)	Premiums Received	Fair Value	Unrealized Appreciation/ (Depreciation)
Call - U.S. Treasury 10-Year Note Future Option	CCP	121.50	9/21/2018	USD	13	(13)	$(2,219)	$(1,016)	$1,203
Put - U.S. Treasury 10-Year Note Future Option	CCP	119.50	9/21/2018	USD	13	(13)	(1,609)	(1,422)	187
Call - U.S. Treasury 10-Year Note Future Option	CCP	121.50	10/26/2018	USD	4	(4)	(1,308)	(1,000)	308
Put - U.S. Treasury 10-Year Note Future Option	CCP	119.00	10/26/2018	USD	4	(4)	(870)	(812)	58

							$(6,006)	$(4,250)	$1,756

Forward Foreign Currency Contracts Open on August 31, 2018:

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
GBP	594,075	USD	611,788	9/18/2018	BNP	$-	$(17,713)	$(17,713)
EUR	607,646	USD	612,339	9/18/2018	BNP	-	(4,693)	(4,693)
USD	613,663	EUR	607,646	9/18/2018	BNP	6,017	-	6,017
USD	598,121	GBP	594,075	9/18/2018	BNP	4,046	-	4,046
CLP	96,922	USD	101,812	9/27/2018	BNP	-	(4,890)	(4,890)
USD	98,733	CLP	96,922	9/27/2018	BNP	1,811	-	1,811
EUR	26,697	USD	27,062	9/4/2018	BOA	-	(365)	(365)
USD	1,244,015	EUR	1,236,199	9/4/2018	BOA	7,816	-	7,816
USD	319,995	SGD	309,638	9/19/2018	BOA	10,357	-	10,357
EGP	123,548	USD	121,618	10/15/2018	BOA	1,930	-	1,930
EUR	22,054	USD	22,012	9/4/2018	BRC	42	-	42
EUR	31,340	USD	30,725	9/4/2018	BRC	615	-	615
JPY	450,172	USD	449,857	9/11/2018	BRC	315	-	315
JPY	900,344	USD	895,849	9/11/2018	BRC	4,495	-	4,495
USD	1,802,159	JPY	1,800,688	9/11/2018	BRC	1,471	-	1,471
ARS	98,545	USD	134,125	9/26/2018	BRC	-	(35,580)	(35,580)
IDR	197,426	USD	200,383	10/24/2018	BRC	-	(2,957)	(2,957)
ARS	2,817	USD	2,651	9/4/2018	CBK	166	-	166
GBP	455,054	USD	452,722	9/4/2018	CBK	2,332	-	2,332
USD	803,954	GBP	794,724	9/4/2018	CBK	9,230	-	9,230
USD	198,905	CAD	198,467	9/4/2018	CBK	438	-	438
USD	177,215	AUD	171,817	9/4/2018	CBK	5,398	-	5,398
USD	29,009	EUR	29,019	9/4/2018	CBK	-	(10)	(10)
USD	3,404	ARS	2,817	9/4/2018	CBK	587	-	587
BRL	248,209	USD	247,063	9/5/2018	CBK	1,146	-	1,146
USD	244,476	BRL	248,209	9/5/2018	CBK	-	(3,733)	(3,733)
EUR	107,995	USD	105,888	9/11/2018	CBK	2,107	-	2,107
EUR	107,995	USD	106,551	9/11/2018	CBK	1,444	-	1,444
EUR	117,285	USD	115,363	9/11/2018	CBK	1,922	-	1,922
USD	751,555	EUR	751,321	9/11/2018	CBK	234	-	234
ARS	29,749	USD	36,493	9/18/2018	CBK	-	(6,744)	(6,744)
GBP	1,595,440	USD	1,650,334	9/18/2018	CBK	-	(54,894)	(54,894)
USD	285,239	TWD	275,959	9/19/2018	CBK	9,280	-	9,280
ARS	2,769	USD	3,339	9/20/2018	CBK	-	(570)	(570)
COP	96,063	USD	101,417	9/27/2018	CBK	-	(5,354)	(5,354)
USD	96,988	COP	96,063	9/27/2018	CBK	925	-	925
USD	246,484	BRL	247,456	10/2/2018	CBK	-	(972)	(972)
AUD	445,014	USD	458,061	10/19/2018	CBK	-	(13,047)	(13,047)
EUR	455,376	USD	455,070	10/19/2018	CBK	306	-	306
USD	460,167	EUR	455,375	10/19/2018	CBK	4,792	-	4,792
USD	454,946	AUD	445,014	10/19/2018	CBK	9,932	-	9,932
USD	168,217	MXN	165,315	10/26/2018	CBK	2,902	-	2,902
BRL	248,209	USD	244,476	9/5/2018	DUB	3,733	-	3,733
USD	259,812	BRL	248,209	9/5/2018	DUB	11,603	-	11,603

See accompanying notes

22

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2018

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
ARS	2,817	USD	3,400	9/4/2018	GSC	$-	$(583)	$(583)
USD	212,241	JPY	213,302	9/4/2018	GSC	-	(1,061)	(1,061)
USD	2,651	ARS	2,817	9/4/2018	GSC	-	(166)	(166)
CAD	1,188,703	USD	1,183,080	10/16/2018	GSC	5,623	-	5,623
TRY	109,863	USD	146,452	10/19/2018	GSC	-	(36,589)	(36,589)
RUB	459,560	USD	485,029	11/15/2018	GSC	-	(25,469)	(25,469)
EGP	97,713	USD	96,269	12/5/2018	GSC	1,444	-	1,444
USD	452,175	GBP	449,966	9/11/2018	HUS	2,209	-	2,209
NOK	395,653	USD	405,861	9/20/2018	HUS	-	(10,208)	(10,208)
CAD	414,682	USD	407,101	9/20/2018	HUS	7,581	-	7,581
USD	412,401	CAD	414,682	9/20/2018	HUS	-	(2,281)	(2,281)
USD	407,760	NOK	395,653	9/20/2018	HUS	12,107	-	12,107
SEK	974,383	USD	1,045,730	9/21/2018	HUS	-	(71,347)	(71,347)
SEK	1,477,996	USD	1,587,766	9/21/2018	HUS	-	(109,770)	(109,770)
ZAR	515,047	USD	564,007	10/5/2018	HUS	-	(48,960)	(48,960)
ZAR	603,147	USD	666,589	10/5/2018	HUS	-	(63,442)	(63,442)
USD	1,210,050	ZAR	1,118,193	10/5/2018	HUS	91,857	-	91,857
TRY	610,373	USD	846,915	10/12/2018	HUS	-	(236,542)	(236,542)
USD	181,473	TRY	133,984	10/12/2018	HUS	47,489	-	47,489
USD	119,071	TRY	89,323	10/12/2018	HUS	29,748	-	29,748
USD	109,910	TRY	89,323	10/12/2018	HUS	20,587	-	20,587
USD	98,294	TRY	74,436	10/12/2018	HUS	23,858	-	23,858
USD	95,830	TRY	74,436	10/12/2018	HUS	21,394	-	21,394
USD	95,389	TRY	74,436	10/12/2018	HUS	20,953	-	20,953
USD	93,784	TRY	74,436	10/12/2018	HUS	19,348	-	19,348
PLN	215,998	USD	217,369	10/17/2018	HUS	-	(1,371)	(1,371)
USD	98,855	TRY	74,175	10/18/2018	HUS	24,680	-	24,680
USD	54,826	TRY	44,505	10/18/2018	HUS	10,321	-	10,321
NOK	884,055	USD	915,344	10/22/2018	HUS	-	(31,289)	(31,289)
NOK	154,369	USD	153,676	10/25/2018	HUS	693	-	693
SEK	2,041,944	USD	2,112,172	10/25/2018	HUS	-	(70,228)	(70,228)
USD	153,142	CAD	153,408	10/25/2018	HUS	-	(266)	(266)
ZAR	91,672	USD	100,905	11/13/2018	HUS	-	(9,233)	(9,233)
USD	92,263	ZAR	91,672	11/13/2018	HUS	591	-	591
NOK	1,207,731	USD	1,232,488	11/15/2018	HUS	-	(24,757)	(24,757)
USD	8,374,849	EUR	8,557,652	9/28/2018	JPM	-	(182,803)	(182,803)
USD	1,994,796	JPY	1,989,790	11/13/2018	JPM	5,006	-	5,006
AUD	1,114,258	USD	1,126,633	9/28/2018	NAB	-	(12,375)	(12,375)
USD	251,717	EUR	236,501	4/17/2019	RBS	15,216	-	15,216
INR	23,315	USD	24,392	9/19/2018	SCB	-	(1,077)	(1,077)
JPY	454,768	USD	462,001	9/14/2018	SSB	-	(7,233)	(7,233)
USD	458,153	JPY	454,768	9/14/2018	SSB	3,385	-	3,385
GBP	418,285	USD	410,344	10/22/2018	SSB	7,941	-	7,941
USD	410,663	CHF	420,604	10/22/2018	SSB	-	(9,941)	(9,941)
EUR	309,894	USD	307,861	10/23/2018	SSB	2,033	-	2,033
USD	308,592	EUR	309,894	10/23/2018	SSB	-	(1,302)	(1,302)

						$481,456	$(1,109,815)	$(628,359)

*	All values denominated in USD.

See accompanying notes

23

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2018

Glossary:

Counterparty Abbreviations:
BNP	BNP Paribas, N.A.
BOA	Bank of America, N.A.
BRC	Barclays Bank PLC
CBK	Citibank, N.A.
DUB	Deutsche Bank AG
GSC	Goldman Sachs Capital Markets
GST	Goldman Sachs International
HUS	HSBC Bank (USA)
JPM	JPMorgan Chase Bank, N.A.
MSC	Morgan Stanley & Co. Inc.
NAB	National Australia Bank Limited
RBS	Royal Bank of Scotland PLC
SCB	Standard Chartered Bank
SSB	State Street Bank & Trust Co.

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
EGP	Egyptian Pound
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
CDX	Credit Default Swap Index
HY	High Yield
iTraxx	Credit Default Swap Index
S&P 500	Standard & Poor’s U.S. Equity Large-Cap Index

Other Abbreviations:
CCP	Central Counterparty Clearing House
CDI	Chess Depository Interest
EURIBOR	Euro Interbank Offered Rate
IRS	Interest Rate Swap
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter
TIIE	Interbank Equilibrium Interest Rate

See accompanying notes

24

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2018

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of August 31, 2018, the investments were classified as described below:

Flexible Bond Fund	Level 1	Level 2	Level 3	Total
Assets
Preferred Stocks	$53,154	$-	$-	$53,154
Corporate Obligations	-	20,542,125	-	20,542,125
Foreign Corporate Obligations	-	8,671,838	-	8,671,838
Foreign Sovereign Obligations	-	24,316,309	-	24,316,309
Asset-Backed Obligations	-	16,120,101	-	16,120,101
Collateralized Mortgage Obligations	-	8,631,868	152,854	8,784,722
Commercial Mortgage-Backed Obligations	-	1,040,375	-	1,040,375
U.S. Agency Mortgage-Backed Obligations	-	8,635,880	-	8,635,880
U.S. Treasury Obligations	-	20,213,502	-	20,213,502
Municipal Obligations	-	246,768	-	246,768
Short-Term Investments
U.S. Treasury Obligations	-	9,704,392	-	9,704,392
Investment Companies	10,148,863	-	-	10,148,863
Certificate of Deposits	-	400,051	-	400,051

Total Investments in Securities - Assets	$10,202,017	$118,523,209	$152,854	$128,878,080

Financial Derivative Instruments - Assets
Futures Contracts	$195,705	$-	$-	$195,705
Swap Contract Agreements	-	912,380	-	912,380
Purchased Options and Swaptions Contracts	1,520	66,236	-	67,756
Forward Foreign Currency Contracts	-	481,456	-	481,456

Total Financial Derivative Instruments - Assets	$197,225	$1,460,072	$-	$1,657,297

Financial Derivative Instruments - Liabilities
Futures Contracts	$(32,079)	$-	$-	$(32,079)
Swap Contract Agreements	-	(123,977)	-	(123,977)
Written Options and Swaptions Contracts	(4,250)	(200,482)	-	(204,732)
Forward Foreign Currency Contracts	-	(1,109,815)	-	(1,109,815)

Total Financial Derivative Instruments - Liabilities	$(36,329)	$(1,434,274)	$-	$(1,470,603)

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the year ended August 31, 2018, there were no transfers between levels.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the year:

Security Type	Balance as of 8/31/2017	Purchases	Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 8/31/2018	Change in Unrealized Appreciation (Depreciation) at Period end**
Collateralized Mortgage Obligations	$179,680	$-	$34,256	$1,020	$3,498	$2,912	$-	$-	$152,854	$(7,141)

Total	$179,680	$-	$34,256	$1,020	$3,498	$2,912	$-	$-	$152,854	$(7,141)

**

Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of Operations.

The collateralized mortgage obligation was classified as a Level 3 security because the security was priced using a single broker quote.

See accompanying notes

25

American Beacon Flexible Bond FundSM

Statement of Assets and Liabilities

August 31, 2018

Assets:
Investments in unaffiliated securities, at fair value†	$118,729,217
Investments in affiliated securities, at fair value‡	10,148,863
Foreign currency, at fair value^	274,118
Purchased options and swaptions contracts outstanding (premiums paid $318,652)	67,756
Foreign currency deposits with brokers, at fair value+	73,461
Swap premium paid	246,533
Swap income receivable	58,934
Deposit with brokers for futures contracts	187,498
Cash collateral held at custodian for the benefit of the broker	684,000
Dividends and interest receivable	658,827
Receivable for investments sold	3,114,992
Receivable for fund shares sold	66,860
Receivable for tax reclaims	730
Receivable for expense reimbursement (Note 2)	77,821
Unrealized appreciation from forward foreign currency contracts	481,456
Unrealized appreciation from swap agreements	912,380
Prepaid expenses	45,235

Total assets	135,828,681

Liabilities:
Payable for investments purchased	12,662,314
Payable for fund shares redeemed	1,453,054
Foreign currency deposits with brokers for futures contracts, at fair value¤	32,250
Swap premium received	237,221
Cash due to broker	870,616
Cash due to custodian	148,141
Written options and swaptions contracts, at fair value (premiums received $312,146)	204,732
Swap income payable	62,760
Management and sub-advisory fees payable (Note 2)	97,707
Service fees payable (Note 2)	5,229
Transfer agent fees payable (Note 2)	4,934
Custody and fund accounting fees payable	32,514
Professional fees payable	123,242
Trustee fees payable (Note 2)	50
Payable for prospectus and shareholder reports	7,979
Unrealized depreciation from forward foreign currency contracts	1,109,815
Payable for variation margin from open futures contracts (Note 5)	33,918
Unrealized depreciation from swap agreements	123,977
Other liabilities	889

Total liabilities	17,211,342

Net assets	$118,617,339

Analysis of net assets:
Paid-in-capital	$137,800,068
Undistributed net investment income	853,966
Accumulated net realized (loss)	(16,034,949)
Unrealized (depreciation) of investments in unaffiliated securitiesA	(4,163,944)
Unrealized (depreciation) of purchased options and swaptions contracts	(250,896)
Unrealized (depreciation) of foreign currency transactions	(17,990)
Unrealized (depreciation) of forward foreign currency contracts	(628,359)
Unrealized appreciation of futures contracts	163,626
Unrealized appreciation of swap agreements	788,403
Unrealized appreciation of written options and swaptions contracts	107,414

Net assets	$118,617,339

See accompanying notes

26

American Beacon Flexible Bond FundSM

Statement of Assets and Liabilities

August 31, 2018

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	8,255,048

Y Class	3,331,721

Investor Class	431,817

A Class	233,135

C Class	175,486

Net assets:
Institutional Class	$78,872,726

Y Class	$31,771,848

Investor Class	$4,106,745

A Class	$2,206,397

C Class	$1,659,623

Net asset value, offering and redemption price per share:
Institutional Class	$9.55

Y Class	$9.54

Investor Class	$9.51

A Class	$9.46

A Class (offering price)	$9.93

C Class	$9.46

† Cost of investments in unaffiliated securities	$122,893,161
‡ Cost of investments in affiliated securities	$10,148,863
¤ Cost of foreign currency deposits with brokers for futures contracts	$(31,800)
^ Cost of foreign currency	$281,549
+ Cost of foreign currency with brokers	$73,648
A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

27

American Beacon Flexible Bond FundSM

Statement of Operations

For the year ended August 31, 2018

Investment income:
Dividend income from unaffiliated securities	$4,853
Dividend income from affiliated securities (Note 8)	68,299
Interest income (net of foreign taxes)†	4,676,539

Total investment income	4,749,691

Expenses:
Management and sub-advisory fees (Note 2)	1,061,856
Transfer agent fees:
Institutional Class (Note 2)	19,606
Y Class (Note 2)	33,940
Investor Class	1,499
A Class	452
C Class	203
Custody and fund accounting fees	177,168
Professional fees	140,274
Registration fees and expenses	69,280
Service fees (Note 2):
Investor Class	12,134
A Class	2,897
C Class	1,980
Distribution fees (Note 2):
A Class	7,497
C Class	19,841
Prospectus and shareholder report expenses	32,891
Trustee fees (Note 2)	8,562
Other expenses	14,760

Total expenses	1,604,840

Net fees waived and expenses (reimbursed) (Note 2)	(396,263)

Net expenses	1,208,577

Net investment income	3,541,114

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	594,562
Purchased options and swaptions contracts	97,150
Foreign currency transactions	(133,582)
Forward foreign currency contracts	341,025
Futures contracts	(78,389)
Swap agreements	(73,978)
Written options and swaptions contracts	45,589
Short sales	83
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	(4,479,224)
Purchased options and swaptions contracts	(93,455)
Foreign currency transactions	(16,973)
Forward foreign currency contracts	(953,538)
Futures contracts	188,264
Swap agreements	755,334
Written options and swaptions contracts	(97,110)

Net (loss) from investments	(3,904,242)

Net (decrease) in net assets resulting from operations	$(363,128)

† Foreign taxes	$3,414
A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

28

American Beacon Flexible Bond FundSM

Statement of Changes in Net Assets

	Year Ended August 31, 2018	Year Ended August 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$3,541,114	$3,455,876
Net realized gain (loss) from investments in unaffiliated securities, purchased options and swaptions contracts, foreign currency transactions, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions contracts, and short sales	792,460	(1,169,992)
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, purchased options and swaptions contracts, foreign currency transactions, forward foreign currency contracts, futures contracts, swap agreements, and written options and swaptions contracts	(4,696,702)	4,800,739

Net increase (decrease) in net assets resulting from operations	(363,128)	7,086,623

Distributions to shareholders:
Net investment income:
Institutional Class	(2,128,583)	(1,731,406)
Y Class	(835,202)	(554,390)
Investor Class	(119,619)	(61,714)
A Class	(73,238)	(122,695)
C Class	(33,284)	(28,533)
Return of capital:
Institutional Class	-	(229,228)
Y Class	-	(78,298)
Investor Class	-	(6,313)
A Class	-	(16,691)
C Class	-	(3,340)

Net distributions to shareholders	(3,189,926)	(2,832,608)

Capital share transactions (Note 10):
Proceeds from sales of shares	19,210,860	25,658,079
Reinvestment of dividends and distributions	3,165,132	2,804,731
Cost of shares redeemed	(30,187,227)	(44,182,974)

Net (decrease) in net assets from capital share transactions	(7,811,235)	(15,720,164)

Net (decrease) in net assets	(11,364,289)	(11,466,149)

Net assets:
Beginning of period	129,981,628	141,447,777

End of period*	$118,617,339	$129,981,628

* Includes undistributed net investment income	$435,846	$84,658

See accompanying notes

29

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2018

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, open-end management investment company. As of August 31, 2018, the Trust consists of thirty-three active series, one of which is presented in this filing: American Beacon Flexible Bond Fund (the “Fund”). The remaining thirty-two active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisors Act of 1940, as amended (the “Advisors Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

The Flexible Bond Fund is a commodity pool, as defined in the regulations of the Commodity Futures Trading Commission (the “CFTC”) and operated by the Manager, a commodity pool operator registered with the CFTC.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

30

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2018

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For convertible securities, premiums attributable to the conversion feature are not amortized. Realized gains (losses) from securities sold are determined on the basis of specific lot identification. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed for non-accrual when the issuer resumes interest payments or when collectability of interest is probable.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Fund’s Statement of Operations.

Distributions to Shareholders

The Fund intends to declare income distributions daily and distribute them to Shareholders quarterly. The Fund’s final distribution for each taxable (fiscal) year will include any remaining investment company taxable income undistributed during the year, as well as all net capital gain realized during the year. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. If all or a portion of any Fund distribution exceeds the sum of the Fund’s investment company taxable income and realized net capital gain for a taxable year, the excess would be treated (i) first, as dividend income to the extent of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes (“E&P”), (ii) then as a tax-free “return of capital,” reducing a Shareholder’s adjusted tax basis in his or her Shares (which would result in a higher tax liability when the Shares are sold, even if they had not increased in value, or, in fact, had lost value), and (iii) then, after that basis is reduced to zero, as realized capital gain (assuming the Shares are held as capital assets), long- or short-term, depending on the Shareholder’s holding period for the Shares.

Section 19(a) of the Investment Company Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any distribution from a source other than net income that adequately discloses its source or sources. Thus, if the source of a distribution were the original capital contribution of the Shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be

31

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2018

under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to any Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

Concentration of Ownership

From time to time, the Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Fund’s outstanding shares could have a material impact on the Fund. As of August 31, 2018, based on management’s evaluation of the shareholder account base, four accounts in the Fund have been identified as representing an unaffiliated significant ownership of approximately 36% of the Fund’s outstanding Institutional class shares.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $15 billion	0.35%
Next $15 billion	0.325%
Over $30 billion	0.30%

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with the following Sub-Advisors pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets according to the following schedules:

Brandywine Global Investment Management, LLC

All Assets	0.55%

32

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2018

Pacific Investment Management Company LLC

All Assets	0.60%

Payden & Rygel

First $100 million	0.40%
Over $100 million	0.35%

The Management and Sub-Advisory Fees paid by the Fund for the year ended August 31, 2018 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$438,339
Sub-Advisor Fees	0.51%	623,517

Total	0.86%	$1,061,856

Distribution Plans

The Fund, except for the A and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor, A, and C Classes. of the Fund. As compensation for performing the duties required under the Service Plan, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional and Y Classes of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to Board approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the year ended August 31, 2018, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Flexible Bond	$49,042

33

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2018

As of August 31, 2018, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Flexible Bond	$3,823

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended August 31, 2018, the Manager earned fees on the Fund’s direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Flexible Bond	$5,089

Interfund Credit Facility

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating Funds for temporary purposes. The interfund credit facility is advantageous to the Fund because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a Fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended August 31, 2018, the Fund borrowed $1,365,503 for 1 day at an interest rate of 1.74% with interest charges paid of $66. The amount is included in “Other expenses” on the Statement of Operations.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Fund to the extent that total operating expenses exceed the Fund’s expense cap. During the year ended August 31, 2018, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap				Expiration of Reimbursed Expenses
Fund	Class	9/1/2017 - 8/22/2018	8/23/2018 - 8/31/2018	Reimbursed Expenses	(Recouped) Expenses
Flexible Bond	Institutional	0.90%	0.90%	$270,041	$-	2021
Flexible Bond	Y	0.99%	N/A	102,552	-	2021
Flexible Bond	Investor	1.27%	N/A	10,225	-	2021
Flexible Bond	A	1.29%	1.29%	8,093	-	2021
Flexible Bond	C	2.04%	N/A	5,352	-	2021

Of these amounts, $77,821 was disclosed as a receivable from the Manager on the Statement of Assets and Liabilities at August 31, 2018.

34

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2018

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2021. The Fund did not record a liability for potential reimbursement due to the current assessment that a reimbursement is unlikely. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Flexible Bond	$-	$274,583	$-	2018
Flexible Bond	-	395,527	-	2019
Flexible Bond	-	271,143	-	2020

The Distributor

Effective March 1, 2018, Resolute Investment Distributors, Inc. (“RID” or “Distributor”) replaced Foreside Fund Services, LLC (“Foreside”) as the Funds’ distributor and principal underwriter of the Funds’ shares.

RID is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is affiliated with the Manager through common ownership. Under a Distribution Agreement with the Trust, the Distributor acts as the distributor and principal underwriter of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Funds’ shares. Pursuant to the Distribution Agreement, to the extent applicable, the Distributor receives, and may re-allow to broker-dealers, all or a portion of the sales charge paid by the purchasers of A Class and C Class shares. For A Class and C Class shares, the Distributor receives commission revenue consisting of the portion of A Class and C Class sales charge remaining after the allowances by the Distributor to the broker-dealers. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.

Prior to March 1, 2018, Foreside served as the distributor and principal underwriter of the Funds’ shares. Pursuant to a Sub-Administration Agreement between Foreside and the Manager in effect through February 28, 2018, Foreside received a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the Trust, including the registration of Manager employees as registered representatives of Foreside to facilitate distribution of Fund shares. Foreside also received a fee from the Manager under a Marketing Agreement pursuant to which Foreside provided services in connection with the marketing of a Fund to institutional investors. Pursuant to the Distribution Agreement with the Trust in effect through February 28, 2018, Foreside received, and may have re-allowed to broker-dealers, all or a portion of the sales charge paid by the purchasers of A and C Class shares. For A and C Class shares, Foreside received commission revenues consisting of the portion of A and C Class sales charge remaining after the allowances by Foreside to the broker dealers. Foreside retained any portion of the commission fees that were not paid to the broker-dealers for use solely to pay distribution related expenses.

Sales Commissions

The Fund’s Distributor, formerly Foreside, may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the year ended August 31, 2018, Foreside collected $28 for the Fund from the sale of Class A Shares.

35

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2018

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended August 31, 2018, there were no CDSC fees collected for Class A Shares of the Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended August 31, 2018, there were no CDSC fees collected for Class C Shares of the Fund.

Trustee Fees and Expenses

As compensation for their service to the Trust, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, and American Beacon Apollo Total Return Fund, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for his attendance at the committee meetings. Effective January 1, 2018, the Board Vice Chair receives an additional annual retainer of $10,000. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trusts according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (‘‘NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

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American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2018

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depository Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

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August 31, 2018

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, and financial derivative instruments, such as futures contracts or options that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

OTC financial derivative instruments, such as forward foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2018

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

4.  Securities and Other Investments

Agency Mortgage-Backed Securities

Certain mortgage-backed securities (“MBS”) may be issued or guaranteed by the U.S. government or a government sponsored entity, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

Asset-Backed Securities

ABS are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts receivable paper are transferred from the originator to a specially created trust, which repackages the trust’s interests as securities with a minimum denomination and a specific term. The securities are

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Notes to Financial Statements

August 31, 2018

then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables. The Fund is permitted to invest in asset-backed securities, subject to the Fund’s rating and quality requirements.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Bank Loans and Senior Loans

Loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions. In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders. Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. In asserting rights against a borrower, the Fund normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of purchasers of loans are subject to the claims of the agent’s general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. The Fund may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.

Bank loans can be fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). The Fund may invest in senior loans, which are floating rate loans that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities that, under normal circumstances, allow them to have priority of claim ahead of other obligations of a borrower in the event of liquidation. Bank loans and senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. The Fund may invest in such loans in the form of participations in loans and assignments of all or a portion of loans from third parties. In connection with purchasing participations in such instruments, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan.

The Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in “Interest income” on the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included on the Statement of Assets and Liabilities and Statement of Operations.

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Notes to Financial Statements

August 31, 2018

Certificates of Deposits

Certificates of Deposits (“CDs”) are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable. U.S. dollar denominated CDs issued by banks abroad are known as Eurodollar CDs. CDs issued by foreign branches of U.S. banks are known as Yankee CDs.

Foreign Debt Securities

The Fund may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Fund’s investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets.

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

Illiquid and Restricted Securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding during the year ended August 31, 2018 are disclosed in the Fund’s Notes to the Schedule of Investments.

Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Inflation-Indexed Bonds

The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally

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August 31, 2018

fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage or other ABS. These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Fund’s MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

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American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2018

Payment-In-Kind Securities

The Fund may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the “Unrealized appreciation (depreciation) of investments” to “Dividend and interest receivable” in the Statement of Assets and Liabilities.

Privately Issued Mortgage-Backed Securities

Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Repurchase Agreements

A repurchase agreement is a fixed-income security in the form of an agreement between a Fund as purchaser and an approved counterparty as seller. The agreement is backed by collateral in the form of securities and/or cash transferred by the seller to the buyer to be held by an eligible third-party custodian. Under the agreement, a Fund acquires securities from the seller and the seller simultaneously commits to repurchase the securities at an agreed upon price and date, normally within a week. The price for the seller to repurchase the securities is greater than a Fund’s purchase price, reflecting an agreed upon “interest rate” that is effective for the period of time the purchaser’s money is invested in the security. During the term of the repurchase agreement, a Fund monitors on a daily basis the market value of the collateral subject to the agreement and, if the market value of the securities falls below the seller’s repurchase amount provided under the repurchase agreement, the seller is required to transfer additional securities or cash collateral equal to the amount by which the market value of the securities falls below the repurchase amount. Repurchase agreements may exhibit the economic characteristics of loans by a Fund.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying securities, whether because of the seller’s bankruptcy or otherwise. In such event, a Fund would attempt to exercise its rights with respect to the underlying collateral, including possible sale of the securities. A Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying collateral, (b) possible reduction in levels of income and (c) lack of access to the securities collateral (if held through a third-party custodian) and possible inability to enforce the Fund’s rights. The Board has established procedures pursuant to which the sub-advisor (s) monitors the creditworthiness of the counterparties with which the Fund enters into repurchase agreement transactions.

The Fund may enter into repurchase agreements with member banks of the Federal Reserve System or registered broker-dealers who, in the opinion of the Manager, present a minimal risk of default during the term of the agreement. The underlying securities which serve as collateral for repurchase agreements typically include U.S. Government and agency securities. There is no percentage restriction on the Fund’s ability to enter into repurchase agreements with terms of seven days or less.

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August 31, 2018

Reverse Repurchase Agreements

The Fund may borrow funds by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the Act.

Short Sales

The Fund may enter into short sale transactions. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short sale transactions and the dividends and interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. A Fund is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested. As of August 31, 2018, there were no short positions held by the Fund.

5.  Financial Derivative Instruments

The Fund may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund may also use currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

During the year ended August 31, 2018, the Fund entered into forward foreign currency contracts primarily for return enhancement and hedging.

The Fund’s forward foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of forward foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

Average Forward Foreign Currency Notional Amounts Outstanding Year Ended August 31, 2018
Fund	Purchased Contracts	Sold Contracts
Flexible Bond	$27,175,954	$33,755,049

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August 31, 2018

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the year ended August 31, 2018, the Fund entered into future contracts primarily for return enhancement, hedging and exposing cash to markets.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended August 31, 2018
Flexible Bond	265

Options Contracts

The Fund may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation-capped options. Writing put options tends to increase the Fund’s exposure to unfavorable movements of the underlying instrument in exchange for an upfront premium. Writing call options tends to decrease the Fund’s exposure to favorable movements of the underlying instrument in exchange for an upfront premium. When the Fund writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss when the underlying transaction is sold. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to favorable movements of the underlying instrument in exchange for paying an upfront premium. Purchasing put options tends to decrease the Fund’s exposure to unfavorable movements of the underlying

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August 31, 2018

instrument. The Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

During the year ended August 31, 2018, the Fund purchased/sold options primarily for return enhancement and hedging.

The Fund’s options and swaptions contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of options contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end:

Average Option and Swaption Notional Amounts* Outstanding Year Ended August 31, 2018
Fund	Purchased Contracts	Written Contracts
Flexible Bond	22,923,775	44,254,000

* Notional amounts are denominated in local currency.

Straddle Options

The Fund may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

Swap Agreements

The Fund may invest in swap agreements. Swap agreements are negotiated between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements are either privately negotiated in the over-the-counter market (“OTC Swaps”) or cleared in a central clearing house (“Centrally Cleared Swaps”). The Fund may enter into credit default, cross-currency, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee pursuant to procedures approved by the Board.

For OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap

46

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2018

agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Centrally cleared swaps provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments for OTC and centrally cleared swaps are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of periodic premiums throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure up to the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues

47

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2018

to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation that the Fund owns or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default that the Fund does not own.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent a market participant view of the likelihood or risk of default for the underlying referenced security to credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of August 31, 2018, for which the Fund is the seller of protection is disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

48

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2018

During the year ended August 31, 2018, the Fund entered into credit default swaps primarily for return enhancement, hedging, and exposing cash to markets.

The Fund’s credit default swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the average quarterly volume of credit default swap contracts. For the purpose of this disclosure, the volume is measure by the notional amounts outstanding at each quarter end.

Average Credit Default Swap Notional Amounts* Outstanding
Fund	Year Ended August 31, 2018
Flexible Bond	4,225,000

* Notional amounts are denominated in local currency.

Interest Rate Swap Agreements

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal.

During the year ended August 31, 2018, the Fund entered into interest rate swaps primarily for return enhancement and hedging.

The Fund’s interest rate swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the average quarterly volume of interest rate swap contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding at each quarter end.

Average Interest Rate Swap Notional Amounts* Outstanding
Fund	Year Ended August 31, 2018
Flexible Bond	258,467,500

* Notional amounts are denominated in local currency.

Total Return Swap Agreements

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

The Fund’s total return swap contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of total return swap contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end:

Average Total Return Swap Notional Amounts* Outstanding
Fund	Year Ended August 31, 2018
Flexible Bond	200,000

* Notional amounts are denominated in local currency.

49

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2018

Inflation Swap Agreements

An inflation swap involves the use of inflation derivatives (or inflation-indexed derivatives) to transfer inflation risk from one party to another. The derivatives used may be over-the-counter or exchange-traded derivatives. Inflation swaps frequently include real rate swaps, such as asset swaps of inflation-indexed bonds. Inflation swaps are simply a linear form of such derivatives. Real rate swaps consist of the nominal interest swap rate minus the corresponding inflation swap.

In an inflation swap, one party pays a fixed rate on a notional principal amount, while the other party pays a floating rate linked to an inflation index, such as the Consumer Price Index (CPI). The party paying the floating rate pays the inflation-adjusted rate multiplied by the notional principal amount.

There are three main types of inflation swap. In a standard interbank inflation-linked swap, or zero-coupon inflation-linked swap, cash flow is exchanged on the maturity date. This swap pays out the exact value of the cumulative inflation for a fixed capital sum over a determined period.

In a year-on-year inflation-linked swap, inflation is used on an annual basis rather than a cumulative one. Typically, an inflation swap is priced on a zero-coupon basis, with payment exchanged upon maturity. One party pays the compound fixed rate, while the other pays the actual inflation rate for the term of the swap. In Europe, inflation swaps are typically paid on a year-on-year basis where the year-on-year rate of change of the price index is paid. In the United States, payment is more typically on a month-on-month basis, although the inflation rate used is still the year-on-year rate.

In an inflation-linked income swap two cash flows are exchanged, each of which follows the inflation index. One party pays a fixed inflation increase annually over the period of the contract. The other party pays the actual inflation over the period of the contract. The swap itself consists of a series of zero-coupon swaps. Other traded inflation derivatives include caps, floors, and straddles, which are usually priced against year-on-year swaps.

During the year ended August 31, 2018, the Fund did not hold any inflation swap agreements outstanding.

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of August 31, 2018:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Purchased options and swaptions outstanding	$-	$-	$-	$66,236	$1,520	$67,756
Unrealized appreciation of forward foreign currency contracts	-	481,456	-	-	-	481,456
Receivable for variation margin from open futures contracts(2)	-	-	-	195,705	-	195,705
Unrealized appreciation from swap agreements	9,540	-	-	902,840	-	912,380

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Written options and swaptions contracts outstanding	$-	$-	$-	$(204,732)	$-	$(204,732)
Unrealized depreciation of forward foreign currency contracts	-	(1,109,815)	-	-	-	(1,109,815)
Payable for variation margin from open futures contracts(2)	-	-	-	(32,079)	-	(32,079)
Unrealized depreciation from swap agreements	(31,880)	-	-	(92,097)	-	(123,977)

50

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2018

The effect of financial derivative instruments on the Statement of Operations as of August 31, 2018:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Purchased options and swaptions contracts	$-	$96,000	$-	$(21,893)	$23,043	$97,150
Forward foreign currency contracts	-	341,025	-	-	-	341,025
Futures contracts	-	-	-	(78,389)	-	(78,389)
Swap agreements	(107,140)	-	-	33,162	-	(73,978)
Written options and swaptions contracts	-	(15,678)	-	61,267	-	45,589

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Purchased options and swaptions contracts	$-	$7,463	$-	$(105,631)	$4,713	$(93,455)
Forward foreign currency contracts	-	(953,538)	-	-	-	(953,538)
Futures contracts	-	-	-	188,264	-	188,264
Swap agreements	57,873	-	-	697,461	-	755,334
Written options and swaptions contracts	-	(682)	-	(96,428)	-	(97,110)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Master Agreements

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties govern transactions in OTC derivative and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts

51

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2018

of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, August 31, 2018.

Offsetting of Financial and Derivative Assets as of August 31, 2018:
	Assets	Liabilities
Futures Contracts	$195,705	$32,079
Swap Agreement - Centrally cleared	903,628	105,792
Swap Agreement - OTC	8,752	18,185
Purchased Options and Swaptions Contracts	67,756	-
Written Options and Swaptions Contracts	-	204,732
Forward Foreign Currency Contracts	481,456	1,109,815

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$1,657,297	$1,470,603

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(1,100,853)	$(142,121)

Total derivative assets and liabilities subject to an MNA	$556,444	$1,328,482

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of August 31, 2018:
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty			Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount
BNP Paribas, N.A.	$11,874	$(11,874)	$-	$-	$-
Bank of America, N.A.	20,103	(365)	-	-	19,738
Barclays Bank PLC	55,294	(55,294)	-	-	-
Citibank, N.A.	58,324	(58,324)	-	-	-
Deutsche Bank AG	15,357	(5)	-	-	15,352
Goldman Sachs Capital Markets	7,109	(7,109)	-	-	-
Goldman Sachs International	10,478	(10,478)	-	-	-
HSBC Bank (USA)	333,416	(333,416)	-	-	-
JPMorgan Chase Bank, N.A.	5,006	(5,006)	-	-	-
Morgan Stanley & Co. Inc.	10,908	(10,908)	-	-	-
Royal Bank of Scotland PLC	15,216	-	-	-	15,216
State Street Bank & Trust Co.	13,359	(13,359)	-	-	-

Total	$556,444	$(506,138)	$-	$-	$50,306

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statement of Assets and Liabilities		Net Amount
Counterparty			Non-Cash Collateral Received	Cash Collateral Received
BNP Paribas, N.A.	$27,296	$(11,874)	$-	$-	$15,422
Bank of America, N.A.	365	(365)	-	-	-
Barclays Bank PLC	97,537	(55,294)	-	-	42,243
Citibank, N.A.	121,773	(58,324)	-	-	63,449
Deutsche Bank AG	5	(5)	-	-	-
Goldman Sachs Capital Markets	63,879	(7,109)	-	-	56,770
Goldman Sachs International	86,136	(10,478)	-	-	75,658
HSBC Bank (USA)	679,694	(333,416)	-	-	346,278
JPMorgan Chase Bank, N.A.	182,803	(5,006)	-	-	177,797
Morgan Stanley & Co. Inc.	37,066	(10,908)	-	26,158	-
National Australia Bank Limited	12,375	-	-	-	12,375
Standard Chartered Bank	1,077	-	-	-	1,077
State Street Bank & Trust Co.	18,476	(13,359)	-	-	5,117

Total	$1,328,482	$(506,138)	$-	$26,158	$796,186

52

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2018

6.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Counterparty Risk

The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund. As a result the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of a debt security or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price and make it difficult for the Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade. Since the Fund can invest significantly in high-yield investments considered speculative in nature, this risk will be substantial.

Currency Risk

The Fund may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward foreign currency exchange contracts in non- U.S. currencies, non-U.S. currency futures contracts, and swaps for cross-currency investments. Foreign currencies will fluctuate, and may decline, in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk. As a result, the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

53

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2018

The risk of investing in Europe may be heightened due to the 2016 referendum in which the United Kingdom voted to exit the European Union (EU). There is a significant degree of uncertainty about how negotiations relating to the United Kingdom’s withdrawal will be conducted, as well as the potential consequences and precise time frame for “Brexit.” It is expected that the United Kingdom’s exit from the EU will take place within two years of the United Kingdom notifying the European Council that it intends to withdraw from the EU. While it is not possible to determine the precise impact these events may have on a Fund, during this period and beyond, the impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth, on markets in the United Kingdom, Europe and globally, which may adversely affect the value of a Fund’s investments. In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Forward Foreign Currency Contracts Risk

Forward foreign currency contracts, including non-deliverable forwards, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of forward foreign currency contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the forward foreign currency contract.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

High Portfolio Turnover Risk

Portfolio turnover is a measure of the Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Fund’s transaction costs, have a negative impact on performance, and generate higher capital gain distributions to shareholders than if the Fund has a lower portfolio turnover rate.

Illiquid and Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Interest Rate Risk

The Fund is subject to the risk that the market value of fixed-income securities or derivatives it holds, particularly mortgage backed and other asset backed securities, will decline due to rising interest rates. Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction to

54

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2018

movements in interest rates. The Federal Reserve raised the federal funds rate several times since December 2015 and has signaled additional increases in the near future. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Fund. The prices of fixed-income securities or derivatives are also affected by their duration. Fixed-income securities or derivatives with longer duration generally have greater sensitivity to changes in interest rates. An increase in interest rates can impact markets broadly as well. Some investors buy securities with borrowed money; an increase in interest rates can cause a decline in those markets.

Leverage Risk

The Fund’s use of futures, forward foreign currency contracts, swaps, other derivative instruments and selling securities short will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that the Fund will have the potential for greater losses than if the Fund does not use the derivative instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rate of losses. Leverage tends to magnify, sometimes significantly, the effect of an increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s NAV to be volatile.

Liquidity Risk

The Fund is susceptible to the risk that certain fixed-income investments, may have limited marketability or be subject to restrictions on sale, and may be difficult or impossible to purchase or sell at favorable times or prices. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. The Fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Fund. For example, the Fund may be forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may

55

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2018

adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The results of the 2016 U.S. presidential election may result in significant changes in certain policies. These changes may result in lower corporate taxes, higher levels of public debt, higher interest rates, more restrictions on international trade, and less stringent prudential regulation of certain players in the financial markets.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. The abandonment of the euro or withdrawal from the European Union (“EU”) on the part of the United Kingdom or any other member could significantly adversely affect the value of the Fund’s investments in Europe. Particularly, the United Kingdom’s vote to leave the EU could lead to a prolonged period of uncertainty as to the exact terms of exit and the impact on different industry sectors and increased market volatility.

Multiple Sub-Advisor Risk

The Manager may allocate the Fund’s assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund’s assets. To a significant extent, the Fund’s performance will depend on the success of the Manager in allocating the Fund’s assets to sub-advisors and its selection and oversight of the sub-advisors. Because each sub-advisor manages its allocated portion of the Fund independently from another sub-advisor, the same security may be held in different portions of the Fund, or may be acquired for one portion of the Fund at a time when a sub-advisor to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Fund’s holdings. Similarly, under some market conditions, one sub-advisor may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-advisor believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Fund. Because each sub-advisor directs the trading for its own portion of the Fund, and does not aggregate its transactions with those of the other sub-advisors, the Fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire Fund. In addition, while the Manager seeks to allocate the Fund’s assets among the Fund’s sub-advisors in a manner that it believes is consistent with achieving the Fund’s investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Fund’s assets among sub-advisors.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including ETFs and money market funds that are advised by the Manager. To the extent that the Fund invest in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index.

Prepayment and Extension Risk

Prepayment risk is the risk that the principal amount of a bond may be repaid prior to the bond’s maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity. If this occurs, no additional interest will be paid on the investment and the Fund may have to

56

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2018

invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

Short Position Risk

The Fund will incur a loss as a result of a short position if the price of the instrument sold short increases in value between the date of the short sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the sub-advisor’s ability to accurately anticipate the future value of a security or instrument. The Fund’s losses are potentially unlimited in a short position transaction.

Valuation Risk

The Fund may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain derivatives, which may be illiquid or which may become illiquid.

Variable and Floating Rate Securities Risk

The interest rates payable on variable and floating-rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. Variable and floating rate securities are subject to interest rate risk and credit risk.

As short-term interest rates decline, interest payable on floating-rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating-rate securities typically increases. Changes in the interest rates of floating-rate securities may lag behind changes in market rates or may have limits on the maximum rate change for a given period of time. The value of floating-rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

7.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended August 31, 2018 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

57

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2018

The tax character of distributions paid were as follows:

	Year Ended August 31, 2018	Year Ended August 31, 2017
Distributions paid from:
Ordinary income*
Institutional Class	$2,128,583	$1,368,295
Y Class	835,202	433,595
Investors Class	119,619	50,598
A Class	73,238	93,921
C Class	33,284	22,980
Tax Return of Capital
Institutional Class	-	592,339
Y Class	-	199,093
Investor Class	-	17,429
A Class	-	45,465
C Class	-	8,893

Total distributions paid	$3,189,926	$2,832,608

* For tax purposes, short-term capital gains are considered ordinary income distributions.

As of August 31, 2018 the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Flexible Bond	$133,577,418	$6,313,071	$(10,399,122)	$(4,086,051)

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings (Deficit)
Flexible Bond	$(4,086,051)	$240,207	$-	$(15,336,884)	$(1)	$(19,182,729)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales and straddles, amortization adjustments from swaps and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from foreign currency, paydowns, swap income, and dividend re-classes as of August 31, 2018:

Fund	Paid-In-Capital	Undistributed (Overdistribution of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)
Flexible Bond	$-	$418,120	$(418,120)	$-

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

58

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2018

During the year ended August 31, 2018, the Fund had the following post RIC MOD capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
Flexible Bond	$6,530,023	$8,806,861

During the year ended August 31, 2018, the Fund utilized $369,125 short-term and $258,340 long-term capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended August 31, 2018 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Flexible Bond	$122,905,402	$327,764,217	$125,946,967	$324,535,105

A summary of the Fund’s transactions in the USG Select Fund for the year ended August 31, 2018 were as follows:

Fund	Type of Transaction	August 31, 2017 Shares/Fair Value	Purchases	Sales	August 31, 2018 Shares/Fair Value	Dividend Income
Flexible Bond	Direct	$6,688,878	$87,134,907	$83,674,922	$10,148,863	$68,299

9.  Borrowing Arrangements

Effective November 16, 2017, the Fund, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $50 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 15, 2018, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

Effective November 16, 2017, the Fund, along with certain other Participating Funds managed by the Manager, entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate. The Uncommitted Line expires November 15, 2018 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets. During the year ended August 31, 2018, the Fund did not utilize this facility.

59

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2018

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	Institutional Class
	Year Ended August 31,
	2018		2017
Flexible Bond Fund	Shares	Amount	Shares	Amount
Shares sold	805,498	$7,837,686	1,663,568	$15,914,446
Reinvestment of dividends	218,457	2,128,118	204,294	1,960,244
Shares redeemed	(1,753,193)	(17,062,686)	(2,775,374)	(26,484,011)

Net (decrease) in shares outstanding	(729,238)	$(7,096,882)	(907,512)	$(8,609,321)

	Y Class
	Year Ended August 31,
	2018		2017
Flexible Bond Fund	Shares	Amount	Shares	Amount
Shares sold	874,970	$8,554,741	476,861	$4,608,525
Reinvestment of dividends	84,300	819,941	65,961	632,595
Shares redeemed	(659,621)	(6,411,662)	(900,592)	(8,584,774)

Net increase (decrease) in shares outstanding	299,649	$2,963,020	(357,770)	$(3,343,654)

	Investor Class
	Year Ended August 31,
	2018		2017
Flexible Bond Fund	Shares	Amount	Shares	Amount
Shares sold	224,482	$2,184,447	285,136	$2,744,151
Reinvestment of dividends	12,241	118,822	7,001	67,241
Shares redeemed	(237,518)	(2,288,355)	(159,261)	(1,522,338)

Net increase (decrease) in shares outstanding	(795)	$14,914	132,876	$1,289,054

	A Class
	Year Ended August 31,
	2018		2017
Flexible Bond Fund	Shares	Amount	Shares	Amount
Shares sold	50,788	$493,765	215,757	$2,069,773
Reinvestment of dividends	6,857	66,343	11,930	113,722
Shares redeemed	(385,981)	(3,749,298)	(592,971)	(5,665,080)

Net (decrease) in shares outstanding	(328,336)	$(3,189,190)	(365,284)	$(3,481,585)

	C Class
	Year Ended August 31,
	2018		2017
Flexible Bond Fund	Shares	Amount	Shares	Amount
Shares sold	14,404	$140,221	33,578	$321,184
Reinvestment of dividends	3,302	31,908	3,241	30,929
Shares redeemed	(69,701)	(675,226)	(202,704)	(1,926,771)

Net (decrease) in shares outstanding	(51,995)	$(503,097)	(165,885)	$(1,574,658)

11.  Subsequent Events

On August 22, 2018, the Board of the Trust approved the appointment of TwentyFour Asset Management (US) LP (“TwentyFour”) as an additional sub-advisor to the American Beacon Flexible Bond Fund (the “Fund”). TwentyFour is expected to begin managing a portion of the assets of the Fund on or about September 4, 2018 (“Effective Date”). On August 22, 2018, the Board of the Trust also approved: (i) the termination of the Fund’s existing sub-advisors, Brandywine Global Investment Management, LLC, Pacific Investment Management Company, LLC and Payden & Rygel, effective on or about September 28, 2018, and (ii) the reorganization of the Fund into American Beacon TwentyFour Strategic Income Fund, another series of the Trust (the “Reorganization”), which is expected to occur on or about November 16, 2018. No shareholder vote is required for the Reorganization.

60

American Beacon Flexible Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended August 31, 2018	Year Ended August 31, 2017		Year EndedA August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2014

Net asset value, beginning of period	$9.83	$9.50		$9.77		$10.33	$10.21

Income (loss) from investment operations:
Net investment income	0.27	0.24		0.22		0.29	0.21
Net gains (losses) on investments (both realized and unrealized)	(0.30)	0.30		(0.04)		(0.57)	0.16

Total income (loss) from investment operations	(0.03)	0.54		0.18		(0.28)	0.37

Less distributions:
Dividends from net investment income	(0.25)	(0.20)		(0.37)		(0.28)	(0.18)
Distributions from net realized gains	-	-		-		-	(0.07)
Tax return of capital	-	(0.01	)B	(0.08	)B	-	-

Total distributions	(0.25)	(0.21)		(0.45)		(0.28)	(0.25)

Net asset value, end of period	$9.55	$9.83		$9.50		$9.77	$10.33

Total returnC	(0.31)%	5.77%		1.94%		(2.79)%	3.70%

Ratios and supplemental data:
Net assets, end of period	$78,872,726	$88,277,101		$93,936,262		$164,119,296	$177,201,454
Ratios to average net assets:
Expenses, before reimbursements	1.23%	1.11%		1.13%		1.27%	1.24%
Expenses, net of reimbursements	0.90%	0.90%		0.90%		0.90%	0.90%
Net investment income, before expense reimbursements	2.56%	2.49%		2.70%		2.37%	1.61%
Net investment income, net of reimbursements	2.89%	2.70%		2.93%		2.74%	1.94%
Portfolio turnover rate	356%	258%		162%		492%	387%

A

On September 30, 2015, GAM International Management, Ltd. was terminated and ceased managing assets of the Flexible Bond Fund. On August 28, 2015, Payden & Rygel began managing assets of the Flexible Bond Fund.

B	Tax return of capital is calculated based on shares outstanding at the time of distribution.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

61

American Beacon Flexible Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended August 31, 2018	Year Ended August 31, 2017		Year EndedA August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2014

Net asset value, beginning of period	$9.82	$9.50		$9.77		$10.33	$10.22

Income (loss) from investment operations:
Net investment income	0.30	0.22		0.21		0.29	0.18
Net gains (losses) on investments (both realized and unrealized)	(0.33)	0.31		(0.04)		(0.58)	0.17

Total income (loss) from investment operations	(0.03)	0.53		0.17		(0.29)	0.35

Less distributions:
Dividends from net investment income	(0.25)	(0.20)		(0.37)		(0.27)	(0.17)
Distributions from net realized gains	-	-		-		-	(0.07)
Tax return of capital	-	(0.01	)B	(0.07	)B	-	-

Total distributions	(0.25)	(0.21)		(0.44)		(0.27)	(0.24)

Net asset value, end of period	$9.54	$9.82		$9.50		$9.77	$10.33

Total returnC	(0.31)%	5.67%		1.83%		(2.87)%	3.51%

Ratios and supplemental data:
Net assets, end of period	$31,771,848	$29,763,479		$32,193,869		$44,284,677	$38,033,706
Ratios to average net assets:
Expenses, before reimbursements	1.31%	1.19%		1.19%		1.34%	1.29%
Expenses, net of reimbursements	0.99%	0.99%		0.99%		0.99%	0.99%
Net investment income, before expense reimbursements	2.49%	2.40%		2.67%		2.33%	1.51%
Net investment income, net of reimbursements	2.81%	2.60%		2.86%		2.68%	1.81%
Portfolio turnover rate	356%	258%		162%		492%	387%

A

On September 30, 2015, GAM International Management, Ltd. was terminated and ceased managing assets of the Flexible Bond Fund. On August 28, 2015, Payden & Rygel began managing assets of the Flexible Bond Fund.

B	Tax return of capital is calculated based on shares outstanding at the time of distribution.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

62

American Beacon Flexible Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended August 31, 2018	Year Ended August 31, 2017		Year EndedA August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2014

Net asset value, beginning of period	$9.81	$9.50		$9.76		$10.31	$10.21

Income (loss) from investment operations:
Net investment income (loss)	0.25	0.98		(1.27)		(0.33)	0.02
Net gains (losses) on investments (both realized and unrealized)	(0.31)	(0.48)		1.41		0.01	0.30

Total income (loss) from investment operations	(0.06)	0.50		0.14		(0.32)	0.32

Less distributions:
Dividends from net investment income	(0.24)	(0.18)		(0.33)		(0.23)	(0.15)
Distributions from net realized gains	-	-		-		-	(0.07)
Tax return of capital	-	(0.01	)B	(0.07	)B	-	-

Total distributions	(0.24)	(0.19)		(0.40)		(0.23)	(0.22)

Net asset value, end of period	$9.51	$9.81		$9.50		$9.76	$10.31

Total returnC	(0.63)%	5.36%		1.57%		(3.11)%	3.13%

Ratios and supplemental data:
Net assets, end of period	$4,106,745	$4,242,206		$2,846,444		$7,560,586	$24,410,567
Ratios to average net assets:
Expenses, before reimbursements	1.48%	1.38%		1.42%		1.51%	1.43%
Expenses, net of reimbursements	1.27%	1.27%		1.27%		1.27%	1.27%
Net investment income, before expense reimbursements	2.35%	2.22%		2.39%		2.15%	1.34%
Net investment income, net of reimbursements	2.56%	2.33%		2.53%		2.38%	1.50%
Portfolio turnover rate	356%	258%		162%		492%	387%

A

On September 30, 2015, GAM International Management, Ltd. was terminated and ceased managing assets of the Flexible Bond Fund. On August 28, 2015, Payden & Rygel began managing assets of the Flexible Bond Fund.

B	Tax return of capital is calculated based on shares outstanding at the time of distribution.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

63

American Beacon Flexible Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended August 31, 2018		Year Ended August 31, 2017		Year EndedA August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2014

Net asset value, beginning of period	$9.76		$9.45		$9.72		$10.27	$10.16

Income (loss) from investment operations:
Net investment income (loss)	0.24	B	(0.17)		0.02		0.12	0.10
Net gains (losses) on investments (both realized and unrealized)	(0.30)		0.67		0.11		(0.44)	0.21

Total income (loss) from investment operations	(0.06)		0.50		0.13		(0.32)	0.31

Less distributions:
Dividends from net investment income	(0.24)		(0.18)		(0.33)		(0.23)	(0.13)
Distributions from net realized gains	-		-		-		-	(0.07)
Tax return of capital	-		(0.01	)C	(0.07	)C	-	-

Total distributions	(0.24)		(0.19)		(0.40)		(0.23)	(0.20)

Net asset value, end of period	$9.46		$9.76		$9.45		$9.72	$10.27

Total returnD	(0.66)%		5.33%		1.49%		(3.14)%	3.12%

Ratios and supplemental data:
Net assets, end of period	$2,206,397		$5,480,382		$8,757,769		$15,190,886	$27,146,489
Ratios to average net assets:
Expenses, before reimbursements	1.56%		1.50%		1.52%		1.66%	1.68%
Expenses, net of reimbursements	1.29%		1.29%		1.29%		1.29%	1.38%
Net investment income, before expense reimbursements	2.15%		2.08%		2.31%		1.95%	1.10%
Net investment income, net of reimbursements	2.42%		2.29%		2.53%		2.32%	1.40%
Portfolio turnover rate	356%		258%		162%		492%	387%

A

On September 30, 2015, GAM International Management, Ltd. was terminated and ceased managing assets of the Flexible Bond Fund. On August 28, 2015, Payden & Rygel began managing assets of the Flexible Bond Fund.

B	Per share amounts have been calculated using the average shares method.
C	Tax return of capital is calculated based on shares outstanding at the time of distribution.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

64

American Beacon Flexible Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended August 31, 2018		Year Ended August 31, 2017		Year EndedA August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2014

Net asset value, beginning of period	$9.75		$9.44		$9.69		$10.22	$10.11

Income (loss) from investment operations:
Net investment income (loss)	0.17	B	(0.31)		(0.08)		0.07	0.02
Net gains (losses) on investments (both realized and unrealized)	(0.30)		0.73		0.14		(0.46)	0.22

Total income (loss) from investment operations	(0.13)		0.42		0.06		(0.39)	0.24

Less distributions:
Dividends from net investment income	(0.16)		(0.11)		(0.26)		(0.14)	(0.06)
Distributions from net realized gains	-		-		-		-	(0.07)
Tax return of capital	-		(0.00	)C D	(0.05	)C	-	-

Total distributions	(0.16)		(0.11)		(0.31)		(0.14)	(0.13)

Net asset value, end of period	$9.46		$9.75		$9.44		$9.69	$10.22

Total returnE	(1.31)%		4.53%		0.68%		(3.81)%	2.37%

Ratios and supplemental data:
Net assets, end of period	$1,659,623		$2,218,460		$3,713,433		$7,133,191	$11,126,819
Ratios to average net assets:
Expenses, before reimbursements	2.31%		2.24%		2.26%		2.40%	2.43%
Expenses, net of reimbursements	2.04%		2.04%		2.04%		2.04%	2.13%
Net investment income, before expense reimbursements	1.46%		1.34%		1.55%		1.21%	0.35%
Net investment income, net of reimbursements	1.73%		1.54%		1.77%		1.57%	0.66%
Portfolio turnover rate	356%		258%		162%		492%	387%

A

On September 30, 2015, GAM International Management, Ltd. was terminated and ceased managing assets of the Flexible Bond Fund. On August 28, 2015, Payden & Rygel began managing assets of the Flexible Bond Fund.

B	Per share amounts have been calculated using the average shares method.
C	Tax return of capital is calculated based on shares outstanding at the time of distribution.
D	Amount represents less than $0.01 per share.
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

65

American Beacon Flexible Bond FundSM

Affirmation of the Commodity Pool Operator

August 31, 2018 (Unaudited)

To the best of my knowledge, the information contained in the attached financial statements for the period from September 1, 2017 to August 31, 2018, is accurate and complete.

Melinda G. Heika, Treasurer

American Beacon Advisors, Inc.

Commodity Pool Operator for the American Beacon Flexible Bond Fund

66

American Beacon FundsSM

Federal Tax Information

August 31, 2018 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2018. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2018.

The Fund designated the following items with regard to distributions paid during the fiscal year ended August 31, 2018. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Long-Term Capital Gain Distributions:

Flexible Bond Fund	$-

Short-Term Capital Gain Distributions:

Flexible Bond Fund	$-

Shareholders will receive notification in January 2019 of the applicable tax information necessary to prepare their 2018 income tax returns.

67

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2018 (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreements

At in-person meetings held on May 18, 2018 and June 5-6, 2018 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 6, 2018 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Flexible Bond Fund (“Fund”); and

(2) the Investment Advisory Agreements among the Manager, the Trust, on behalf of the Fund, and each of Payden & Rygel (“P&R”), Brandywine Global Investment Management, LLC (“Brandywine”) and Pacific Investment Management Company LLC (“PIMCO”) (each, a “subadvisor” and collectively, the “subadvisors”).

The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisors.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided. Further, the Board took into consideration information furnished to the Board throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or the subadvisors.

•

comparisons of the performance of an appropriate share class of the Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses from Broadridge, and to the performance of any similar accounts or a composite of similar accounts, as applicable, managed by the firm;

•

comparisons of the Fund’s management and subadvisory fee rates and expense ratio with the management fee rates paid by comparable mutual funds and their expense ratios, including peer group averages and fee and expense analyses from Broadridge, and the advisory fee rates charged to other clients for which similar services are provided by a firm;

•	a description of any applicable fee waivers and/or expense reimbursements in place for the Fund during the past year, and any proposed changes to the expense limitation arrangements;

•	the Manager’s profitability with respect to the services that it provided to the Fund;

•

any actual or anticipated economies of scale in relation to the services the firm provides or will provide to the Fund and whether the current fee rates charged or to be charged to the Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of other benefits to the firm or Fund as a result of their relationship, if any;

•	information regarding administrative, accounting-related and cash management services that the Manager provides to the Fund and the fees that the Manager receives for such services; and

•

information regarding a firm’s financial condition, the personnel of the Manager who are assigned primary responsibility for managing the Fund, staffing levels, portfolio managers’ compensation, insurance coverage, material pending litigation, code of ethics, compliance matters, actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Fund, and the Manager’s disaster recovery plans.

68

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2018 (Unaudited)

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. The class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of investment advisory contracts, such as the Agreements. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Fund and its shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreements

In determining whether to renew the Agreements, the Trustees considered the best interests of the Fund. While the Management Agreement and the Investment Advisory Agreements for the Fund were considered at the Meetings, the Board considered the Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund; (3) the costs incurred by the Manager in rendering services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisors or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisors from their relationships with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreements, the Board considered the level of staffing and the size of the subadvisors. The Board also considered the adequacy of the resources committed to the Fund by the subadvisors, and whether those resources were commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the subadvisors. The Board also considered the subadvisors’ representations regarding their compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisors were appropriate for the Fund.

69

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2018 (Unaudited)

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark indices, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding Broadridge’s independent methodology for selecting the Fund’s Broadridge performance universe. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for the Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by each subadvisor regarding the performance of its portion of the Fund relative to the performance of a composite of similar accounts managed by the subadvisor and the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager sustaining a loss before and after the payment of distribution-related expenses by the Manager. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for the Fund that were in place during the last fiscal year. The Board further considered that, with respect to the Fund, the applicable Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. The Board also noted that certain share classes of the Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to the Fund, the Board considered representations made by each subadvisor that the Fund’s subadvisory fee rate schedule is favorable compared to other comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that the subadvisors may not account for its profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that, with respect to P&R, the Manager has negotiated breakpoints in the subadvisory fee rate for the Fund and, with respect to Brandywine and PIMCO, each subadvisor has represented that it does not believe that it is likely to experience any further economies of scale in connection with its management of Fund assets.

70

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2018 (Unaudited)

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. In addition, the Board noted that Brandywine benefits from soft dollar arrangements for proprietary research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made in comparison to the Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top twenty percent of the universe based on performance and the 5th Quintile representing the bottom twenty percent of the universe based on performance. References below to the Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of manager skill.

The expense comparisons below were made in comparison to the Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to the Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds in the investment classification/objective with a similar operating structure as the share class of the Fund included in the Broadridge comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Trustees also considered the Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisors’ use of soft dollars was requested from the Manager and was considered by the Trustees.

In considering the renewal of the Management Agreement for the Fund, the Trustees considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	2nd Quintile
Compared to Broadridge Expense Universe	3rd Quintile
Morningstar Fee Level Ranking – Institutional Class	Average Expense Ratio

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2017)

Compared to Broadridge Performance Universe	4th Quintile
Compared to Morningstar Category	4th Quintile

71

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2018 (Unaudited)

In considering the renewal of the Investment Advisory Agreements with P&R, Brandywine and PIMCO, the Trustees considered that the diversification of investment strategies facilitated by the Fund’s multi-manager structure permits the Fund to mitigate the risks associated with a single subadvisor. The Trustees also considered the following additional factors:

Subadvisor Performance (compared to Broadridge Performance Universe for period indicated ended December 31, 2017)

Brandywine	5 Years	2nd Quintile
PIMCO	5 Years	4th Quintile
Payden & Rygel*	1 Year	3rd Quintile

  * Does not yet have a 3- or 5-year performance record.

The Trustees also considered: (1) information provided by each subadvisor regarding fee rates charged for managing accounts in the same strategy as the subadvisor manages its allocation of the Fund; (2) that an underperforming subadvisor had been replaced in the third quarter of 2015; (3) that the period since August 2015 when P&R began managing a portion of the Fund was not long enough to fully evaluate this subadvisor’s performance; (4) the challenges associated with identifying a peer group for evaluating the Fund’s expenses and performance as none of the funds in the Fund’s Broadridge expense group, expense universe, performance universe or Morningstar category pursue a comparable investment strategy; (5) the overall recent improvement in the subadvisors’ performance in a rising interest-rate environment resulting in a second quintile ranking for the one-year period; and (6) the Manager’s recommendation to continue to retain Brandywine, PIMCO and P&R.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund.

Approval of TwentyFour Asset Management (US), LP

At its August 21-22, 2018 meetings, the Board considered the approval of a new investment advisory agreement (“New Agreement”) among the Manager, TwentyFour Asset Management (US), LP (“TwentyFour”), and the Trust, on behalf of the Fund, pursuant to which TwentyFour would manage a portion of the Fund’s assets. The Trustees considered that, at the meetings, the Board had approved the reorganization of the Fund into the American Beacon TwentyFour Strategic Income Fund (the “TwentyFour Fund”), another series of the Trust (the “Reorganization”), and that prior to the closing of the Reorganization, TwentyFour would become the Fund’s sole subadviser. Prior to the meetings, information was provided to the Board by TwentyFour in response to requests from the Board and/or the Manager in connection with the Board’s consideration of the Agreement. The Investment Committee of the Board also met with representatives of TwentyFour. Information regarding TwentyFour was also provided to the Board by TwentyFour in response to requests from the Board and/or Manager prior to the Board’s May 18, 2018 and June 5-6, 2018 meetings at which the Board considered the existing investment advisory agreement among the Manager, TwentyFour and the Trust, on behalf of the TwentyFour Fund.

Provided below is an overview of the primary factors the Board considered at its August 21-22, 2018 meetings at which the Board considered the approval of the New Agreement. In determining whether to approve the New Agreement, the Board considered, among other things, the following factors: (1) the nature and quality of the services to be provided; (2) the investment performance of a composite of similar accounts managed by TwentyFour (“Composite”); (3) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (4) whether fee levels reflect these economies of scale, if any, for the benefit of investors; (5) comparisons of services and fees with contracts entered into by TwentyFour with other clients; and (6) any other benefits anticipated to be derived by TwentyFour from its relationship with the Fund.

72

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2018 (Unaudited)

The Board did not identify any particular information that was most relevant to its consideration of the New Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of investment advisory contracts, such as the New Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of the New Agreement were reasonable and fair and that the approval of the New Agreement was in the best interests of the Fund.

Nature, extent and quality of the services to be provided by TwentyFour. The Board considered information regarding TwentyFour’s principal business activities, its reputation, financial condition and overall capabilities to perform the services under the New Agreement. In addition, the Board considered the background and experience of the personnel who will be assigned responsibility for managing TwentyFour’s allocation of the Fund. The Board also considered TwentyFour’s investment resources, infrastructure and the adequacy of its compliance program. The Board also took into consideration the Manager’s recommendation of TwentyFour. The Board considered TwentyFour’s representation regarding the strength of its financial condition and that its current staffing levels were adequate to service the Fund. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by TwentyFour were appropriate for the Fund in light of its investment objective, and, thus, supported a decision to approve the New Agreement.

Performance of Portfolio Management Team. The Board evaluated the information provided by TwentyFour regarding the performance of the Composite relative to the performance of an appropriate peer group and benchmark index (the “Index”). The Board considered representations made by TwentyFour that the Composite outperformed the peer group and Index for the 1-, 3-, and 5-year and since-inception periods ended June 30, 2018. Based on the foregoing information, the Board concluded that the historical investment performance record of TwentyFour supported approval of the New Agreement.

Comparisons of the amounts to be paid under the New Agreement with those under contracts between TwentyFour and its other clients. In evaluating the New Agreement, the Board reviewed the proposed advisory fee rate for services to be performed by TwentyFour on behalf of the Fund. The Board considered that TwentyFour’s investment advisory fee rate under the New Agreement would be paid to TwentyFour by the Fund. The Board also considered TwentyFour’s representation that the advisory fee rate is lower than the advisory fee rates that TwentyFour currently charges to other clients with similar mandates, except that the proposed advisory fee rate is equal to the fee rate that TwentyFour charges to the TwentyFour Fund. In addition, the Board considered that TwentyFour’s investment advisory fee rate under the New Agreement would be lower at all asset levels than the investment advisory fee rates paid by the Fund to its current subadvisors. After evaluating this information, the Board concluded that the advisory fee rate under the New Agreement was reasonable in light of the services to be provided to the Fund.

Costs of the services to be provided and profits to be realized by TwentyFour and its affiliates from its relationship with the Fund. The Board did not consider the costs of the services to be provided and profits to be realized by TwentyFour from its relationship with the Fund, noting instead the arm’s-length nature of the relationship between the Manager and TwentyFour with respect to the negotiation of the advisory fee rate on behalf of the Fund.

Economies of Scale. The Board considered TwentyFour’s representation that the breakpoints included in the proposed investment advisory fee rate to be paid by the Fund under the New Agreement reflects potential economies of scale for the benefit of the Fund’s investors.

Benefits to be derived by TwentyFour from the relationship with the Fund. The Board considered TwentyFour’s representation that it does not anticipate any material “fall-out” or ancillary benefits that may accrue to TwentyFour or its affiliates as a result of its relationship with the Fund. Based on the foregoing information, the Board concluded that the potential benefits accruing to TwentyFour by virtue of its relationship with the Fund appear to be fair and reasonable.

73

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2018 (Unaudited)

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund, the Manager or TwentyFour, as that term is defined in the Investment Company Act of 1940, as amended, concluded that the proposed investment advisory fee rate is fair and reasonable and that the approval of the New Agreement is in the best interests of the Fund and approved the New Agreement.

74

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-eight funds in the fund complex that includes the Trust, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, and the American Beacon Apollo Total Return Fund. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (81)	Trustee since 1996	Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (48)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017-present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Joseph B. Armes (56)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-present) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Gerard J. Arpey (60)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

75

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (57)	Trustee since 2004 Vice Chair since 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End Funds (2017-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Eugene J. Duffy (64)	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Claudia A. Holz*** (60)	Trustee since 2018	Partner, KPMG LLP (1990-2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Douglas A. Lindgren**** (56)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Managing Director, P&S Hedge Funds, UBS Wealth Management (2008-2010); Managing Director, Head of Alternative Investments, UBS Financial Services, Inc. (2005-2008); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Richard A. Massman (75)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (2009-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Barbara J. McKenna, CFA (55)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

76

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

R. Gerald Turner (72)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

OFFICERS	Term
One Year

Gene L. Needles, Jr. (63)	President since 2009	CEO and Director (2009-Present), and Chairman (2018-Present), American Beacon Advisors, Inc.; President, American Beacon Advisors (2009-2018); Chairman and CEO, Resolute Investment Managers, Inc. (2015-Present); Director, Resolute Acquisition, Inc. (2015-Present); President (2015-2018), Director, Resolute Topco, Inc. (2015-Present), President (2015-2018), CEO (2015-Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-Present); Executive Vice President and Chief Operating Officer, Continuous Capital, LLC (2018-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Select Funds (2009-Present); President, American Beacon Mileage Funds (2009-2012); President, American Beacon Master Trust (2009-2012); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-Present); President, American Beacon Apollo Total Return Fund (2018-Present).

77

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (59)	VP, Secretary and Chief Legal Officer since 2006	Vice President and Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present) Secretary, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, Alpha Quant Advisors, LLC (2016-Present); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-Present); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Mileage Funds (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Master Trust (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Vice Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-Present).

Brian E. Brett (58)	VP since 2004	Senior Vice President (2012-Present) and Vice President (2004-2012), American Beacon Advisors, Inc.; Vice President, Resolute Investment Distributors, Inc. (2017-Present); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Mileage Funds (2004-2012); Vice President, American Beacon Master Trust (2004-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Paul B. Cavazos (49)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer and Assistant Treasurer, DTE Energy (2007-2016); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Erica Duncan (47)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

78

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Melinda G. Heika (57)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Resolute Investment Managers, Inc. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, Alpha Quant Advisors, LLC (2016-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-Present); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and Chief Financial Officer, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Select Funds (2010-Present); Treasurer, American Beacon Mileage Funds (2010-2012); Treasurer, American Beacon Master Trust (2010-2012); Treasurer, American Beacon Institutional Funds Trust (2017-Present); Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Terri L. McKinney (54)	VP since 2010	Vice President (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Jeffrey K. Ringdahl (43)	VP since 2010	Chief Operating Officer (2010-Present), Vice President (2010-2013), Senior Vice President (2013-Present), Director (2015-Present), and President (2018-Present), American Beacon Advisors, Inc.; Vice President (2012-Present) and Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Trustee, American Beacon NextShares Trust (2015-Present); Director (2015-Present), Senior Vice Present (2015-2018), and President (2018-Present), Resolute Investment Holdings, LLC; Director (2015-Present), Senior Vice President (2015-2018) and President (2018-Present), Resolute Topco, Inc.; Director (2015-Present), Senior Vice President (2015-Present), and President (2018-Present), Resolute Acquisition, Inc.; Director (2015-Present), Senior Vice President (2015-2018), and President (2018-Present), Resolute Investment Managers, Inc.; Director, Executive Vice President and Chief Operating Officer, Alpha Quant Advisors, LLC (2016-Present); Director (2017-Present), Executive Vice President (2017-2018), and President (2018-Present), Resolute Investment Services, Inc.; Director and Executive Vice President, Resolute Investment Distributors, Inc. (2017-Present); Director, Shapiro Capital Management, LLC (2017-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-Present); Executive Vice President and Chief Operating Officer, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present)

79

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Samuel J. Silver (55)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); American Beacon Institutional Funds Trust (2011-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Christina E. Sears (46)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer and Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Mileage Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Master Trust; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Sonia L. Bates (61)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-Present); Assistant Treasurer, Resolute Investment Managers, Inc. (2015-Present); Assistant Treasurer, Resolute Acquisition, Inc. (2015-Present); Assistant. Treasurer, Resolute Topco, Inc. (2015-Present); Assistant Treasurer, Resolute Investment Holdings, LLC.; Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer American Beacon Mileage Funds (2011-2012); Assistant Treasurer, American Beacon Master Trust (2011-2012); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Shelley D. Abrahams (43)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Mileage Funds (2008-2012); Assistant Secretary, American Beacon Master Trust (2008-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Rebecca L. Harris (51)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Mileage Funds (2010-2012); Assistant Secretary, American Beacon Master Trust (2010-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

80

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Diana N. Lai (42)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Advisors, Inc. (2012-Present); Assistant Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Secretary, American Beacon Select Funds (2012-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Teresa A. Oxford (60)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

*** Claudia A. Holz became a new Trustee to each of the Trusts on 4/1/2018.

**** Douglas A. Lindren became a new Trustee to each of the Trusts on 1/1/2018.

81

American Beacon FundsSM

Privacy Policy

August 31, 2018 (Unaudited)

The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-8090. A complete schedule of the Fund’s portfolio holdings is also made available on www.americanbeaconfunds.com approximately sixty days after the end of each quarter.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, which is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended August 31 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Flexible Bond Fund are service marks of American Beacon Advisors, Inc.

AR 8/18

American Beacon®
FUNDS

2018 ANNUAL REPORT

August 31, 2018

THE LONDON COMPANY INCOME EQUITY FUND

ZEBRA SMALL CAP EQUITY FUND

About American Beacon Advisors, Inc.

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, Inc., you can put the experience of a multi-billion dollar asset management firm to work for your company.

THE LONDON COMPANY INCOME EQUITY FUND

Investing in small- and medium-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in dividend-paying stocks may result in less earnings growth or capital appreciation than investing in non-dividend paying stocks. The use of fixed-income securities entails interest rate and credit risks. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program.

ZEBRA SMALL CAP EQUITY FUND

Investing in small-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. At times, certain securities may have limited marketability and may be difficult to sell. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program.

Please see the prospectus for a complete discussion of the Funds’ risks. There can be no assurances that the investment objectives of these Funds will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	August 31, 2018

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term investment goals:

Institutional wisdom + earned alpha = enduring value.

▶  We believe institutional wisdom comes from having more than 30 years of experience as manager of one of the country’s largest pension plans. As a fiduciary, we have built an investment due-diligence and oversight infrastructure, which we leverage across all our investment products. When selecting our investment managers, we focus on their people, processes and performance. We perform due-diligence reviews with each investment manager on a quarterly basis.

▶  We believe earned alpha – that is, the returns of an actively managed fund beyond a benchmark – comes from employing and engaging investment managers we believe are best-in-class and who have defined, repeatable and proven processes. Our experience has shown us that, while it’s important to be mindful of short-term considerations, having a long-term focus helps manage expectations, mitigate risks and realize goals. Thus, we seek relationships with leading investment managers who display a willingness to undertake time-intensive research strategies. The resulting investment portfolios are differentiated from their peers and allow incremental changes to help address periods of market volatility and economic uncertainty.

▶

We believe enduring value comes from “putting a portfolio in place and sticking with the plan.” Our mutual funds provide you with access to institutional-quality, research-intensive investment managers with diverse processes and styles. In the long run, having such access and spending time in the market – rather than trying to time the market – may better position you to reach your long-term investment goals.

The equity markets and U.S. economy were robust during the final months of 2017. However, during periods of market volatility and economic uncertainty – such as what we’ve seen thus far in 2018 – investing for the long term requires conviction. It isn’t about identifying and anticipating the next big market move. It’s about identifying the right investment products for riding out those moves. It’s about developing an approach based on long-term participation, while seeking some measure of protection against ongoing volatility.

As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. Many of the sub-advisors to our mutual funds pursue upside capture and/or downside protection using proprietary strategies. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for high quality and lower risk.

At American Beacon, our approach is more than a concept. It’s the cornerstone of our culture. And we strive to apply it at every turn as we seek to provide a well-diversified line of investment products for your portfolio.

Thank you for your continued interest in American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Domestic Equity Market Overview

August 31, 2018 (Unaudited)

U.S. equities posted strong returns for the one-year period ended August 31, 2018. Solid economic growth, moderate inflation and rising corporate profits were the primary drivers. Despite volatility in housing starts and some softening in auto sales, economic data during the period was largely positive with consumer confidence remaining firm, the unemployment rate dipping to below 4%, rising employment participation, solid manufacturing data and improving capital spending trends.

Given the solid economic backdrop, the Federal Reserve (the “Fed”) has continued to raise short-term interest rates over the past year. The federal funds rate has moved from a targeted range of 1.00% to 1.25% a year ago to a targeted range of 1.75% to 2.00% at the end of August 2018. Long-term interest rates moved higher as well, though not as much as short-term rates. The 10-year Treasury note moved from 2.13% to 2.85% during the period under review. The Fed also gradually reduced the size of its balance sheet, slowly beginning the process of reducing its investments in Treasuries and mortgage-backed securities.

Stocks experienced solid returns across the market-cap spectrum for the 12-month period, as evidenced by an increase of 20.3% in the Russell 3000 Index. Due in part to tax reform and a stronger U.S. dollar, small-cap issues were the strongest market segment, gaining 25.5%. Large-cap issues finished with gains of 19.8% in the Russell 1000 Index and 19.7% in the S&P 500 Index. While mid-cap stocks trailed both large- and small-cap issues, the Russell Midcap Index posted a very respectable gain of 17.9%. In terms of other performance-affecting factors, Growth outpaced Value by a wide margin while Cyclical sectors outperformed the more Defensive sectors.

Following a very quiet period in 2017, markets have experienced more volatility thus far in 2018. Concerns over trade and rising short-term interest rates unsettled markets in the first quarter, causing a spike in volatility early in 2018. Following that mild pullback, the U.S. market resumed its upward trend with a more subdued day-to-day price action.

Markets outside the U.S. were hurt most over trade worries, especially emerging markets (“EM”). Issues in EM countries were further exacerbated by a rising U.S. dollar on the back of the Fed’s rate increases. Moderating GDP growth in Europe furthered the idea of slowing global growth. The trends favored growth, momentum and higher-quality securities and did not favor value or higher-risk securities.

2

American Beacon The London Company Income Equity FundSM

Performance Overview

August 31, 2018 (Unaudited)

The Investor Class of the American Beacon The London Company Income Equity Fund (the “Fund”) returned 14.37% for the twelve-month period ended August 31, 2018, compared to the Russell 1000® Value Index (the “Index”) return of 12.47% for the same period.

Comparison of Change in Value of a $10,000 Investment for the Period from 5/29/2012 through 8/31/2018

Total Returns for the Period ended August 31, 2018
	Ticker	1 Year	3 Years	5 Years	Since Inception 5/29/2012	Value of $10,000 5/29/2012- 08/31/2018
Institutional Class (1,2,4)	ABCIX	14.75%	11.96%	11.80%	12.80%	$21,254
Y Class (1,2,4)	ABCYX	14.69%	11.88%	11.72%	12.73%	$21,164
Investor Class (1,2,4)	ABCVX	14.37%	11.58%	11.44%	12.43%	$20,819
A Class with sales Charge (1,2,4)	ABCAX	7.86%	9.38%	10.08%	11.29%	$19,529
A Class without sales charge (1,2,4)	ABCAX	14.41%	11.56%	11.38%	12.35%	$20,720
C Class with sales charge (1,2,4)	ABECX	12.53%	10.72%	10.55%	11.51%	$19,772
C Class without sales charge (1,2,4)	ABECX	13.53%	10.72%	10.55%	11.51%	$19,772

Russell 1000® Value Index (3)		12.47%	12.32%	11.22%	13.71%	$22,358

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800- 967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

2.

A portion of the fees charged to the Institutional Class of the Fund was waived from 2012 through 2014 and fully recovered in 2015 and 2016. Performance prior to waiving fees was lower than actual returns shown from 2012 through 2014. A portion of the fees charged to the Investor Class of the Fund was waived in 2012 and 2013 and fully recovered in 2014 and 2015. Performance prior to waiving fees was lower than actual returns shown in 2012 and 2013. A portion of the fees charged to the Y, A, and C Classes of the Fund was waived from 2012 through 2014 and fully recovered in 2015. Performance prior to waiving fees was lower than actual returns shown from 2012 through 2014.

3

American Beacon The London Company Income Equity FundSM

Performance Overview

August 31, 2018 (Unaudited)

3.

The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 1000® Value Index and Russell 1000 Index are registered trademarks of Frank Russell Company. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data, and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. One cannot directly invest in an index.

4.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares were 0.75%, 0.82%, 1.06%, 1.13%, and 1.87%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index entirely due to stock selection during the period, while sector allocation detracted slightly from relative returns.

From a security selection standpoint, the Fund’s holdings in the Information Technology and Consumer Discretionary sectors were the largest contributors to the Fund’s outperformance relative to the Index. Companies in the Information Technology sector which contributed to performance were Apple Inc. (up 40.1%) and Microsoft Corp. (up 52.7%). Companies contributing to performance in the Consumer Discretionary sector included Target Corp. (up 60.5%) and Lowes (up 49.9%). The aforementioned strong performance was somewhat offset by security selection in the Energy sector where a position in Kinder Morgan Inc. (down 4.8%) detracted from performance, and an absence from ConocoPhillips (up 71.4%) also hurt relative returns.

From a sector allocation perspective, the Fund’s overweight position in Consumer Staples, the worst performing sector of the Index (down 4.7%), detracted from performance, and an underweight position in the Energy sector (up 24.8%) also negatively impacted value relative to the Index. The Fund’s significant overweight position in the Information Technology sector (up 26.2%) moderately offset this negative relative performance.

The sub-advisor’s investment process focuses on downside protection, current income and total return appreciation.

Top Ten Holdings (% Net Assets)
Apple, Inc.		5.8
Norfolk Southern Corp.		5.8
Microsoft Corp.		4.8
General Dynamics Corp.		4.8
Wells Fargo & Co.		4.8
Carnival Corp.		4.1
Cisco Systems, Inc.		4.0
PACCAR, Inc.		3.9
BlackRock, Inc.		3.8
CA, Inc.		3.6

Total Fund Holdings	32

Sector Allocation (% Equities)
Information Technology		24.6
Industrials		18.2
Financials		14.3
Health Care		10.1
Consumer Discretionary		9.8
Consumer Staples		8.6
Energy		3.9
Real Estate		3.0
Utilities		2.9
Telecommunication Services		2.7
Materials		1.9

4

American Beacon Zebra Small Cap Equity FundSM

Performance Overview

August 31, 2018 (Unaudited)

The Investor Class of the American Beacon Zebra Small Cap Equity Fund (the “Fund”) returned 22.47% for the twelve months ended August 31, 2018, which was less than the Russell 2000® Index (the “Index”) return of 25.45%.

Comparison of Change in Value of a $10,000 Investment for the Period from 6/1/2010 through 8/31/2018

Total Returns for the Period ended August 31, 2018
	Ticker	1 Year	3 Years	5 Years	Since Inception 6/1/2010	Value of $10,000 6/1/2010- 08/31/2018
Institutional Class (1,3,5)	AZSIX	22.98%	16.12%	12.96%	14.63%	$30,834
Y Class (1,3,5)	AZSYX	22.79%	16.00%	12.84%	14.51%	$30,576
Investor Class (1,3,5)	AZSPX	22.47%	15.66%	12.53%	14.18%	$29,861
A Class with sales Charge (1,3,5)	AZSAX	15.42%	13.37%	11.17%	13.30%	$28,015
A Class without sales charge (1,3,5)	AZSAX	22.43%	15.63%	12.49%	14.12%	$29,723
C Class with sales charge (1,2,3,5)	AZSCX	20.55%	14.78%	11.65%	13.28%	$27,981
C Class without sales charge (1,2,3,5)	AZSCX	21.55%	14.78%	11.65%	13.28%	$27,981

Russell 2000® Index (4)		25.45%	16.11%	13.00%	14.41%	$30,381

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A Class shares have a maximum sales charge of 5.75%.

5

American Beacon Zebra Small Cap Equity FundSM

Performance Overview

August 31, 2018 (Unaudited)

2.

Fund performance represents the total returns achieved by the Investor Class from 6/1/10 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/1/10. The maximum contingent deferred sales charge is 1.00% for shares redeemed within one year of the date of purchase.

3.	A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

4.

The Russell 2000® Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks from various industrial sectors. Russell 2000 Index is a registered trademark of Frank Russell Company. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data, and no arty may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. One cannot directly invest in an index.

5.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares were 1.36%, 1.41%, 1.58%, 1.73%, and 2.47%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund’s investment strategy seeks to identify fundamentally attractive companies with relatively low trading volumes. The strategy benefits when these companies are recognized more broadly by investors, trading volumes increase and stock prices begin to rise. As a result of this approach, price momentum can appear in factor analysis on the Fund’s returns, but this is driven primarily by the rising popularity of a stock, not simple price momentum.

The strategy’s focus on fundamentally attractive companies tends to result in holdings with more value-like characteristics than growth, and various measures of price-to-earnings, return-on-equity and return on assets reflect this approach. The Fund’s sector allocations are generally in line with those of the Index (+/-3%) and are not a primary source of return attribution. The majority of performance typically comes from security selection. While sector weightings may be similar, returns within each sector varied significantly during the period.

Stock selection in Information Technology, Industrials and Financials detracted the most from relative performance. This was offset by strong stock selection in Consumer Discretionary, Health Care and Real Estate. The focus on fundamentally attractive companies with relatively low trading volume tends to result in these return discrepancies.

The sub-advisor continues to focus on uncovering opportunities by investing in companies that are generally less popular with investors but have strong fundamental characteristics. Likewise, the Fund will be underweight stocks that are heavily followed but have weak fundamentals. This contrarian style generally results in a portfolio with attractive risk-adjusted returns over market cycles.

Top Ten Holdings (% Net Assets)
SYNNEX Corp.		1.6
Enstar Group Ltd.		1.6
Kronos Worldwide, Inc.		1.3
j2 Global, Inc.		1.2
International Bancshares Corp.		1.2
Deluxe Corp.		1.1
Maxar Technologies Ltd.		1.1
AVX Corp.		1.1
MAXIMUS, Inc.		1.0
Lancaster Colony Corp.		1.0

Total Fund Holdings	294

6

American Beacon Zebra Small Cap Equity FundSM

Performance Overview

August 31, 2018 (Unaudited)

Sector Allocation (% Equities)
Financials	18.1
Industrials	17.5
Information Technology	17.0
Health Care	15.5
Consumer Discretionary	11.2
Real Estate	6.0
Materials	5.5
Consumer Staples	4.2
Energy	2.4
Utilities	2.3
Telecommunication Services	0.3

7

American Beacon FundsSM

Expense Examples

August 31, 2018 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from March 1, 2018 through August 31, 2018.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed 5% per year rate of return before expenses (not the Funds’ actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

8

American Beacon FundsSM

Expense Examples

August 31, 2018 (Unaudited)

American Beacon The London Company Income Equity Fund
	Beginning Account Value 3/1/2018	Ending Account Value 8/31/2018	Expenses Paid During Period 3/1/2018-8/31/2018*
Institutional Class
Actual	$1,000.00	$1,071.10	$3.81
Hypothetical**	$1,000.00	$1,021.53	$3.72
Y Class
Actual	$1,000.00	$1,071.20	$4.12
Hypothetical**	$1,000.00	$1,021.22	$4.02
Investor Class
Actual	$1,000.00	$1,069.00	$5.48
Hypothetical**	$1,000.00	$1,019.91	$5.35
A Class
Actual	$1,000.00	$1,069.70	$5.37
Hypothetical**	$1,000.00	$1,020.01	$5.24
C Class
Actual	$1,000.00	$1,065.80	$9.42
Hypothetical**	$1,000.00	$1,016.08	$9.20

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.73%, 0.79%, 1.05%, 1.03%, and 1.81% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon Zebra Small Cap Equity Fund
	Beginning Account Value 3/1/2018	Ending Account Value 8/31/2018	Expenses Paid During Period 3/1/2018-8/31/2018*
Institutional Class
Actual	$1,000.00	$1,063.20	$4.91
Hypothetical**	$1,000.00	$1,020.67	$4.58
Y Class
Actual	$1,000.00	$1,062.60	$5.45
Hypothetical**	$1,000.00	$1,020.16	$5.09
Investor Class
Actual	$1,000.00	$1,061.30	$6.97
Hypothetical**	$1,000.00	$1,018.75	$6.51
A Class
Actual	$1,000.00	$1,060.50	$7.02
Hypothetical**	$1,000.00	$1,018.70	$6.56
C Class
Actual	$1,000.00	$1,056.80	$11.14
Hypothetical**	$1,000.00	$1,014.87	$10.41

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.90%, 1.00%, 1.28%, 1.29%, and 2.05% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

9

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Beacon The London Company Income Equity Fund and American Beacon Zebra Small Cap Equity Fund and the Board of Trustees of American Beacon Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of American Beacon The London Company Income Equity Fund and American Beacon Zebra Small Cap Equity Fund (collectively referred to as the “Funds), (two of the funds constituting American Beacon Funds (the “Trust”)), including the schedules of investments, as of August 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (two of the funds constituting American Beacon Funds) at August 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

October 26, 2018

10

American Beacon The London Company Income Equity FundSM

Schedule of Investments

August 31, 2018

	Shares	Fair Value

COMMON STOCKS - 98.63%
Consumer Discretionary - 9.67%
Hotels, Restaurants & Leisure - 4.08%
Carnival Corp.	686,290	$42,199,972

Leisure Products - 0.89%
Hasbro, Inc.	92,487	9,184,884

Multiline Retail - 2.16%
Target Corp.	255,300	22,338,750

Specialty Retail - 2.54%
Lowe’s Cos, Inc.	241,538	26,267,258

Total Consumer Discretionary		99,990,864

Consumer Staples - 8.45%
Beverages - 4.88%
Coca-Cola Co.	395,337	17,620,170
Diageo PLC, Sponsored ADR	235,190	32,787,838

		50,408,008

Tobacco - 3.57%
Altria Group, Inc.	436,301	25,532,335
Philip Morris International, Inc.	146,670	11,424,126

		36,956,461

Total Consumer Staples		87,364,469

Energy - 3.84%
Oil, Gas & Consumable Fuels - 3.84%
Chevron Corp.	202,954	24,041,931
Kinder Morgan, Inc.	881,575	15,603,877

		39,645,808

Total Energy		39,645,808

Financials - 14.13%
Banks - 4.76%
Wells Fargo & Co.	840,883	49,174,838

Capital Markets - 3.79%
BlackRock, Inc.	81,922	39,245,553

Diversified Financial Services - 2.40%
Berkshire Hathaway, Inc., Class BA	118,920	24,820,982

Insurance - 3.18%
Cincinnati Financial Corp.	428,371	32,843,205

Total Financials		146,084,578

Health Care - 10.00%
Pharmaceuticals - 10.00%
Johnson & Johnson	265,242	35,725,445
Merck & Co., Inc.	505,793	34,692,342
Pfizer, Inc.	792,783	32,916,350

		103,334,137

Total Health Care		103,334,137

See accompanying notes

11

American Beacon The London Company Income Equity FundSM

Schedule of Investments

August 31, 2018

	Shares	Fair Value

COMMON STOCKS - 98.63% (continued)
Industrials - 17.96%
Aerospace & Defense - 4.79%
General Dynamics Corp.	256,335	$49,575,189

Air Freight & Logistics - 3.52%
United Parcel Service, Inc.	295,971	36,368,917

Machinery - 3.87%
PACCAR, Inc.	584,463	39,988,958

Road & Rail - 5.78%
Norfolk Southern Corp.	343,540	59,720,994

Total Industrials		185,654,058

Information Technology - 24.21%
Communications Equipment - 3.96%
Cisco Systems, Inc.	856,740	40,926,470

IT Services - 2.68%
Paychex, Inc.	377,891	27,680,516

Semiconductors & Semiconductor Equipment - 3.36%
Intel Corp.	717,741	34,760,196

Software - 8.42%
CA, Inc.	853,570	37,386,366
Microsoft Corp.	442,108	49,661,992

		87,048,358

Technology Hardware, Storage & Peripherals - 5.79%
Apple, Inc.	263,253	59,924,280

Total Information Technology		250,339,820

Materials - 1.92%
Chemicals - 1.92%
NewMarket Corp.	49,421	19,819,798

Real Estate - 2.97%
Equity Real Estate Investment Trusts (REITs) - 2.97%
Crown Castle International Corp.	269,550	30,736,786

Telecommunication Services - 2.67%
Diversified Telecommunication Services - 2.67%
Verizon Communications, Inc.	508,439	27,643,828

Utilities - 2.81%
Electric Utilities - 1.69%
Duke Energy Corp.	214,581	17,432,561

Multi-Utilities - 1.12%
Dominion Energy, Inc.	163,838	11,594,815

Total Utilities		29,027,376

Total Common Stocks (Cost $747,594,767)		1,019,641,522

See accompanying notes

12

American Beacon The London Company Income Equity FundSM

Schedule of Investments

August 31, 2018

	Shares	Fair Value

SHORT-TERM INVESTMENTS - 1.16% (Cost $12,019,169)
Investment Companies - 1.16%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.85%B C	12,019,169	$12,019,169

TOTAL INVESTMENTS - 99.79% (Cost $759,613,936)		1,031,660,691
OTHER ASSETS, NET OF LIABILITIES - 0.21%		2,219,992

TOTAL NET ASSETS - 100.00%		$1,033,880,683

Percentages are stated as a percent of net assets.

A Non-income producing security.

B The Fund is affiliated by having the same investment advisor.

C 7-day yield.

ADR - American Depositary Receipt.

PLC - Public Limited Company.

Futures Contracts Open on August 31, 2018:

Long Futures

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	77	September 2018	$10,895,035	$11,173,085	$278,050

			$10,895,035	$11,173,085	$278,050

Index Abbreviations:
S&P 500	Standard & Poor’s U.S. Equity Large-Cap Index

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of August 31, 2018, the investments were classified as described below:

The London Company Income Equity Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$1,019,641,522	$-	$-	$1,019,641,522
Short-Term Investments	12,019,169	-	-	12,019,169

Total Investments in Securities - Assets	$1,031,660,691	$-	$-	$1,031,660,691

Financial Derivative Instruments - Assets
Futures Contracts	$278,050	$-	$-	$278,050

Total Financial Derivative Instruments - Assets	$278,050	$-	$-	$278,050

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the year ended August 31, 2018, there were no transfers between levels.

See accompanying notes

13

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2018

	Shares	Fair Value

COMMON STOCKS - 97.67%
Consumer Discretionary - 10.91%
Auto Components - 2.35%
Dorman Products, Inc.A	7,082	$573,500
Gentherm, Inc.A	6,948	341,842
LCI Industries	5,504	511,597
Motorcar Parts of America, Inc.A	5,471	145,200
Standard Motor Products, Inc.	5,295	268,827

		1,840,966

Distributors - 0.38%
Core-Mark Holding Co., Inc.	5,696	203,746
Weyco Group, Inc.	2,694	95,556

		299,302

Diversified Consumer Services - 0.50%
Cambium Learning Group, Inc.A	11,253	150,565
Career Education Corp.A	15,352	244,865

		395,430

Hotels, Restaurants & Leisure - 1.01%
Biglari Holdings, Inc., Class BA	545	107,665
Denny’s Corp.A	14,058	211,854
Monarch Casino & Resort, Inc.A	3,897	183,354
RCI Hospitality Holdings, Inc.	2,588	83,929
Speedway Motorsports, Inc.	11,258	201,405

		788,207

Household Durables - 2.16%
Bassett Furniture Industries, Inc.	3,379	78,900
Flexsteel Industries, Inc.	3,224	115,032
Green Brick Partners, Inc.A	21,311	222,700
Helen of Troy Ltd.A	6,129	729,045
Hooker Furniture Corp.	3,183	133,845
New Home Co., Inc.A	8,069	70,846
Tupperware Brands Corp.	10,514	341,915

		1,692,283

Internet & Direct Marketing Retail - 0.20%
1-800-Flowers.com, Inc., Class AA	12,947	156,011

Leisure Products - 0.65%
Johnson Outdoors, Inc., Class A	2,167	219,474
Marine Products Corp.	7,289	143,156
MCBC Holdings, Inc.A	5,457	150,449

		513,079

Media - 1.21%
Beasley Broadcast Group, Inc., Class A	13,566	102,423
MSG Networks, Inc., Class AA	22,429	545,025
Scholastic Corp.	7,080	297,643

		945,091

Oil, Gas & Consumable Fuels - 0.10%
NACCO Industries, Inc., Class A	2,127	74,764

Specialty Retail - 2.11%
America’s Car-Mart, Inc.A	1,625	135,606
Caleres, Inc.	8,731	353,431
Citi Trends, Inc.	2,510	77,659
Haverty Furniture Cos, Inc.	4,403	97,306

See accompanying notes

14

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2018

	Shares	Fair Value

COMMON STOCKS - 97.67% (continued)
Consumer Discretionary - 10.91% (continued)
Specialty Retail - 2.11% (continued)
Office Depot, Inc.	187,638	$628,587
Sally Beauty Holdings, Inc.A	13,676	210,611
Winmark Corp.	983	146,664

		1,649,864

Textiles, Apparel & Luxury Goods - 0.24%
Culp, Inc.	3,323	84,238
Superior Group of Cos, Inc.	5,313	100,682

		184,920

Total Consumer Discretionary		8,539,917

Consumer Staples - 4.14%
Food & Staples Retailing - 1.23%
Ingles Markets, Inc., Class A	5,702	204,987
SpartanNash Co.	14,891	317,923
Village Super Market, Inc., Class A	3,726	108,725
Weis Markets, Inc.	7,099	330,742

		962,377

Food Products - 1.66%
J&J Snack Foods Corp.	3,759	546,934
Lancaster Colony Corp.	4,806	751,034

		1,297,968

Household Products - 0.57%
Central Garden & Pet Co., Class AA	12,406	450,710

Personal Products - 0.44%
Inter Parfums, Inc.	5,241	342,237

Tobacco - 0.24%
Turning Point Brands, Inc.	5,522	185,871

Total Consumer Staples		3,239,163

Energy - 2.36%
Energy Equipment & Services - 0.13%
RigNet, Inc.A	6,418	104,613

Oil, Gas & Consumable Fuels - 2.23%
Abraxas Petroleum Corp.A	54,267	122,101
Evolution Petroleum Corp.	7,710	77,485
Hallador Energy Co.	12,478	76,241
Laredo Petroleum, Inc.A	30,071	249,289
Panhandle Oil and Gas, Inc., Class A	4,169	77,752
Par Pacific Holdings, Inc.A	11,692	237,464
SilverBow Resources, Inc.A	6,986	215,588
W&T Offshore, Inc.A	55,842	378,050
World Fuel Services Corp.	11,190	313,656

		1,747,626

Total Energy		1,852,239

Financials - 17.69%
Banks - 9.43%
ACNB Corp.	2,178	77,972
Ames National Corp.	3,053	92,353
Arrow Financial Corp.	4,056	159,604

See accompanying notes

15

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2018

	Shares	Fair Value

COMMON STOCKS - 97.67% (continued)
Financials - 17.69% (continued)
Banks - 9.43% (continued)
Bankwell Financial Group, Inc.	2,675	$84,263
Bar Harbor Bankshares	5,792	170,574
BCB Bancorp, Inc.	5,166	76,715
Bryn Mawr Bank Corp.	6,051	295,289
C&F Financial Corp.	1,081	67,346
Camden National Corp.	5,021	229,661
Central Valley Community Bancorp	4,651	100,508
Century Bancorp, Inc., Class A	2,027	144,424
Citizens & Northern Corp.	3,496	97,923
Civista Bancshares, Inc.B	3,550	84,774
CNB Financial Corp.	4,930	151,992
Codorus Valley Bancorp, Inc.	2,984	93,369
Community Trust Bancorp, Inc.	5,483	270,860
Enterprise Bancorp, Inc.	3,915	140,823
Farmers National Banc Corp.	8,525	135,121
Fidelity Southern Corp.	8,475	205,942
First Bancorp, Inc.	3,662	107,223
First Community Bancshares, Inc.	5,134	172,348
First Financial Corp.	3,610	185,735
First Mid-Illinois Bancshares, Inc.	4,322	177,591
Great Southern Bancorp, Inc.	4,428	262,580
Heartland Financial USA, Inc.	8,673	527,318
International Bancshares Corp.	19,527	914,840
LCNB Corp.	4,113	76,502
Midland States Bancorp, Inc.	7,417	255,367
MidWestOne Financial Group, Inc.	3,766	126,312
MutualFirst Financial, Inc.	2,628	99,864
Nicolet Bankshares, Inc.A	3,010	166,634
Northrim BanCorp, Inc.	1,904	84,823
Old Second Bancorp, Inc.	8,626	133,272
Parke Bancorp, Inc.	3,627	83,602
Peoples Bancorp, Inc.	6,123	219,571
Premier Financial Bancorp, Inc.	3,889	75,836
Republic Bancorp, Inc., Class A	5,714	277,758
Sierra Bancorp	4,682	138,915
Summit Financial Group, Inc.	4,884	123,077
TriCo Bancshares	7,035	273,521
Unity Bancorp, Inc.	3,343	81,569
West Bancorp, Inc.	5,754	138,959

		7,382,730

Capital Markets - 3.12%
B. Riley Financial, Inc.	11,146	255,243
BrightSphere Investment Group PLC	51,208	649,829
Cohen & Steers, Inc.	11,992	498,507
Diamond Hill Investment Group, Inc.	1,484	276,900
Donnelley Financial Solutions, Inc.A	9,421	196,805
GAMCO Investors, Inc., Class A	16,201	418,796
Westwood Holdings Group, Inc.	2,498	143,710

		2,439,790

Consumer Finance - 0.19%
EZCORP, Inc., Class AA	13,570	150,627

Diversified Financial Services - 0.12%
Marlin Business Services Corp.	3,335	95,381

See accompanying notes

16

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2018

	Shares	Fair Value

COMMON STOCKS - 97.67% (continued)
Financials - 17.69% (continued)
Insurance - 1.88%
Enstar Group Ltd.A	5,763	$1,230,401
Independence Holding Co.	3,525	124,256
Investors Title Co.	599	116,206

		1,470,863

Mortgage Real Estate Investment Trusts (REITs) - 0.16%
Great Ajax Corp.	8,954	122,133

Thrifts & Mortgage Finance - 2.79%
BSB Bancorp, Inc.A	3,045	101,399
First Defiance Financial Corp.	6,235	199,458
Flagstar Bancorp, Inc.A	21,207	700,891
Hingham Institution for Savings	665	144,312
Home Bancorp, Inc.	3,052	139,629
Southern Missouri Bancorp, Inc.	2,695	107,800
Territorial Bancorp, Inc.	3,049	91,104
Timberland Bancorp, Inc.	2,455	87,177
United Community Financial Corp.	16,790	173,776
United Financial Bancorp, Inc.	16,516	293,489
Waterstone Financial, Inc.	8,867	149,852

		2,188,887

Total Financials		13,850,411

Health Care - 15.09%
Biotechnology - 3.40%
ArQule, Inc.A	19,363	128,377
Avid Bioservices, Inc.A	13,125	96,075
BioSpecifics Technologies Corp.A	3,619	194,123
ChemoCentryx, Inc.A	9,531	125,619
Eagle Pharmaceuticals, Inc.A B	1,104	76,320
Emergent BioSolutions, Inc.A	3,291	204,042
Enanta Pharmaceuticals, Inc.A	1,910	173,676
FibroGen, Inc.A	2,806	171,587
Kindred Biosciences, Inc.A	5,334	79,477
Ligand Pharmaceuticals, Inc.A	735	190,872
Myriad Genetics, Inc.A	4,361	217,134
Natera, Inc.A	4,820	133,225
PDL BioPharma, Inc.A	74,695	180,762
Repligen Corp.A	3,455	189,610
Retrophin, Inc.A	2,650	83,978
Spectrum Pharmaceuticals, Inc.A	5,128	110,406
Vanda Pharmaceuticals, Inc.A	5,390	104,162
Veracyte, Inc.A	6,732	85,092
Xencor, Inc.A	2,808	117,346

		2,661,883

Health Care Equipment & Supplies - 3.84%
Anika Therapeutics, Inc.A	2,621	108,483
Atrion Corp.	353	231,233
AxoGen, Inc.A	4,467	195,878
CONMED Corp.	4,423	355,742
FONAR Corp.A	2,923	76,583
Lantheus Holdings, Inc.A	6,841	110,140
LeMaitre Vascular, Inc.	2,554	95,801
Meridian Bioscience, Inc.	8,253	129,572
Merit Medical Systems, Inc.A	6,496	382,290

See accompanying notes

17

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2018

	Shares	Fair Value

COMMON STOCKS - 97.67% (continued)
Health Care - 15.09% (continued)
Health Care Equipment & Supplies - 3.84% (continued)
Neogen Corp.A	7,112	$664,545
Orthofix Medical, Inc.A	2,215	118,635
Oxford Immunotec Global PLCA	5,150	75,808
RTI Surgical, Inc.A	15,559	69,626
STAAR Surgical Co.A	3,839	183,120
Surmodics, Inc.A	1,366	107,572
Utah Medical Products, Inc.	1,103	100,208

		3,005,236

Health Care Providers & Services - 4.54%
Addus HomeCare Corp.A	2,189	142,066
Amedisys, Inc.A	4,400	550,044
American Renal Associates Holdings, Inc.A	5,299	116,313
Civitas Solutions, Inc.A	11,132	178,112
CorVel Corp.A	3,871	230,131
Cross Country Healthcare, Inc.A	8,777	87,858
Ensign Group, Inc.	11,435	446,765
LHC Group, Inc.A	4,112	406,800
Magellan Health, Inc.A	7,394	543,459
National HealthCare Corp.	3,578	275,757
National Research Corp., Class A	5,141	201,270
Patterson Cos., Inc.B	11,779	265,616
RadNet, Inc.A	8,095	112,116

		3,556,307

Health Care Technology - 0.91%
HealthStream, Inc.	3,309	104,995
NextGen Healthcare, Inc.	9,784	223,956
Omnicell, Inc.A	4,296	295,350
Simulations Plus, Inc.	4,350	90,697

		714,998

Life Sciences Tools & Services - 0.69%
Cambrex Corp.A	2,946	198,560
Luminex Corp.	7,732	218,120
NeoGenomics, Inc.A	8,609	119,235

		535,915

Pharmaceuticals - 1.71%
Corcept Therapeutics, Inc.A	25,522	383,341
Innoviva, Inc.A	45,196	656,246
Phibro Animal Health Corp., Class A	6,366	300,475

		1,340,062

Total Health Care		11,814,401

Industrials - 17.12%
Aerospace & Defense - 1.09%
Maxar Technologies Ltd.	27,499	853,844

Building Products - 3.35%
Aaon Inc.	7,697	310,959
American Woodmark Corp.A	4,457	378,622
Apogee Enterprises, Inc.	5,339	262,786
Builders FirstSource, Inc.A	34,500	538,890
CSW Industrials, Inc.A	3,433	192,248

See accompanying notes

18

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2018

	Shares	Fair Value

COMMON STOCKS - 97.67% (continued)
Industrials - 17.12% (continued)
Building Products - 3.35% (continued)
Patrick Industries, Inc.A	5,976	$382,464
Universal Forest Products, Inc.	14,905	558,341

		2,624,310

Commercial Services & Supplies - 5.96%
ACCO Brands Corp.	37,158	460,759
Brady Corp., Class A	10,876	439,934
Deluxe Corp.	14,424	854,189
Ennis, Inc.	5,683	123,890
Herman Miller, Inc.	14,660	561,478
HNI Corp.	8,605	379,481
InnerWorkings, Inc.A	17,346	135,646
Interface, Inc.	13,489	317,666
Kimball International, Inc., Class B	10,781	188,344
Knoll, Inc.	9,632	226,737
Matthews International Corp., Class A	9,690	502,911
NL Industries, Inc.A	40,647	321,111
VSE Corp.	4,031	155,516

		4,667,662

Construction & Engineering - 0.41%
IES Holdings, Inc.A	8,210	157,222
NV5 Global, Inc.A	1,841	162,836

		320,058

Electrical Equipment - 0.66%
Encore Wire Corp.	4,869	244,667
Preformed Line Products Co.	1,316	107,517
Vicor Corp.A	2,591	161,808

		513,992

Machinery - 2.68%
Altra Industrial Motion Corp.	7,671	299,553
Franklin Electric Co., Inc.	10,164	497,020
Global Brass & Copper Holdings, Inc.	5,652	217,885
Hurco Cos, Inc.	1,988	85,285
Hyster-Yale Materials Handling, Inc.	4,322	266,667
Lydall, Inc.A	3,930	168,204
Mueller Industries, Inc.	13,349	426,767
Omega Flex, Inc.	1,561	138,539

		2,099,920

Professional Services - 1.67%
GP Strategies Corp.A	4,538	86,449
ICF International, Inc.	3,606	294,430
Kelly Services, Inc., Class A	13,111	330,528
Kforce, Inc.	5,489	230,812
Resources Connection, Inc.	7,432	123,000
TrueBlue, Inc.A	8,237	241,344

		1,306,563

Road & Rail - 0.28%
Universal Logistics Holdings, Inc.	5,959	218,099

Trading Companies & Distributors - 1.02%
BMC Stock Holdings, Inc.A	13,728	308,880
Nexeo Solutions, Inc.A	24,956	249,810

See accompanying notes

19

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2018

	Shares	Fair Value

COMMON STOCKS - 97.67% (continued)
Industrials - 17.12% (continued)
Trading Companies & Distributors - 1.02% (continued)
Veritiv Corp.A	3,383	$161,538
Willis Lease Finance Corp.A	2,393	82,032

		802,260

Total Industrials		13,406,708

Information Technology - 16.59%
Electronic Equipment, Instruments & Components - 7.85%
Anixter International, Inc.A	8,579	618,546
AVX Corp.	40,222	850,695
CTS Corp.	7,217	266,668
Daktronics, Inc.	11,266	91,367
ePlus, Inc.A	2,981	308,981
Insight Enterprises, Inc.A	11,179	616,410
Itron, Inc.A	6,998	464,667
Kimball Electronics, Inc.A	8,726	172,775
Methode Electronics, Inc.	9,966	395,152
Napco Security Technologies, Inc.A	4,455	67,271
PC Connection, Inc.	8,086	321,014
ScanSource, Inc.A	8,677	352,720
SYNNEX Corp.	12,917	1,252,561
Systemax, Inc.	10,117	369,271

		6,148,098

Internet Software & Services - 1.65%
j2 Global, Inc.	11,675	964,005
NIC, Inc.	12,115	203,532
TechTarget, Inc.A	5,204	124,844

		1,292,381

IT Services - 3.80%
Convergys Corp.	16,293	402,926
CSG Systems International, Inc.	9,094	339,661
ExlService Holdings, Inc.A	7,175	459,774
Hackett Group, Inc.	6,913	141,509
MAXIMUS, Inc.	12,025	799,662
Sykes Enterprises, Inc.A	12,107	366,116
TTEC Holdings, Inc.	17,888	468,666

		2,978,314

Professional Services - 0.20%
Forrester Research, Inc.	3,123	153,651

Semiconductors & Semiconductor Equipment - 2.83%
Advanced Energy Industries, Inc.A	10,329	615,402
Alpha & Omega Semiconductor Ltd.A	6,492	92,251
Amkor Technology, Inc.A	77,664	678,007
Axcelis Technologies, Inc.A	6,204	125,321
Cirrus Logic, Inc.A	6,874	302,112
Cohu, Inc.	6,599	174,081
Nanometrics, Inc.A	5,263	230,572

		2,217,746

Software - 0.26%
American Software, Inc., Class A	4,591	82,546
QAD, Inc., Class A	2,018	122,392

		204,938

Total Information Technology		12,995,128

See accompanying notes

20

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2018

	Shares	Fair Value

COMMON STOCKS - 97.67% (continued)
Materials - 5.40%
Chemicals - 4.60%
Chase Corp.	2,064	$255,833
FutureFuel Corp.	11,405	169,136
Hawkins, Inc.	2,614	107,958
Innospec, Inc.	6,543	507,737
Koppers Holdings, Inc.A	8,798	311,889
Kronos Worldwide, Inc.	51,743	1,041,587
Stepan Co.	5,174	461,572
Tredegar Corp.	12,517	274,748
Valhi, Inc.	144,252	476,032

		3,606,492

Construction Materials - 0.17%
United States Lime & Minerals, Inc.	1,714	130,076

Containers & Packaging - 0.17%
Myers Industries, Inc.	6,041	134,412

Paper & Forest Products - 0.46%
Schweitzer-Mauduit International, Inc.	8,848	360,025

Total Materials		4,231,005

Real Estate - 5.81%
Equity Real Estate Investment Trusts (REITs) - 4.32%
Alexander’s, Inc.	1,387	500,610
Four Corners Property Trust, Inc.	12,753	343,566
InfraREIT, Inc.A	10,319	215,564
LTC Properties, Inc.	7,768	360,824
MedEquities Realty Trust, Inc.	8,692	93,092
One Liberty Properties, Inc.	3,961	114,037
PotlatchDeltic Corp.	12,514	604,426
Saul Centers, Inc.	4,127	247,620
Select Income REIT	18,500	380,175
Tier REIT, Inc.	13,124	312,876
Universal Health Realty Income Trust	2,765	210,831

		3,383,621

Real Estate Management & Development - 1.49%
Consolidated-Tomoka Land Co.	1,729	108,547
HFF, Inc., Class A	8,216	373,088
Marcus & Millichap, Inc.A	9,341	340,106
RMR Group, Inc., Class A	3,625	342,381

		1,164,122

Total Real Estate		4,547,743

Telecommunication Services - 0.31%
Wireless Telecommunication Services - 0.31%
Shenandoah Telecommunications Co.	6,362	242,710

Utilities - 2.25%
Electric Utilities - 1.16%
MGE Energy, Inc.	7,054	461,684
Otter Tail Corp.	9,371	448,871

		910,555

Independent Power & Renewable Electricity Producers - 0.70%
Ormat Technologies, Inc.	10,432	549,245

See accompanying notes

21

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2018

	Shares	Fair Value

COMMON STOCKS - 97.67% (continued)
Utilities - 2.25% (continued)
Water Utilities - 0.39%
Artesian Resources Corp., Class A	1,962	$70,494
Middlesex Water Co.	3,251	148,896
York Water Co.	2,687	80,879

		300,269

Total Utilities		1,760,069

Total Common Stocks (Cost $68,695,304)		76,479,494

SHORT-TERM INVESTMENTS - 2.54% (Cost $1,991,241)
Investment Companies - 2.54%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.85%C D	1,991,241	1,991,241

SECURITIES LENDING COLLATERAL - 0.34% (Cost $263,634)
Investment Companies - 0.34%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.85%C D	263,634	263,634

TOTAL INVESTMENTS - 100.55% (Cost $70,950,179)		78,734,369
LIABILITIES, NET OF OTHER ASSETS - (0.55%)		(431,382)

TOTAL NET ASSETS - 100.00%		$78,302,987

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan at August 31, 2018.

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

PLC - Public Limited Company.

Futures Contracts Open on August 31, 2018:

Long Futures

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Index Futures	14	September 2018	$1,209,303	$1,218,420	$9,117

			$1,209,303	$1,218,420	$9,117

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of August 31, 2018, the investments were classified as described below:

Zebra Small Cap Equity Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$76,479,494	$-	$-	$76,479,494
Short-Term Investments	1,991,241	-	-	1,991,241
Securities Lending Collateral	263,634	-	-	263,634

Total Investments in Securities - Assets	$78,734,369	$-	$-	$78,734,369

Financial Derivative Instruments - Assets
Futures Contracts	$9,117	$-	$-	$9,117

Total Financial Derivative Instruments - Assets	$9,117	$-	$-	$9,117

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the year ended August 31, 2018, there were no transfers between levels.

See accompanying notes

22

American Beacon FundsSM

Statements of Assets and Liabilities

August 31, 2018

	The London Company Income Equity Fund	Zebra Small Cap Equity Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$1,019,641,522	$76,479,494
Investments in affiliated securities, at fair value‡	12,019,169	2,254,875
Deposit with brokers for futures contracts	179,896	68,672
Dividends and interest receivable	3,611,906	68,433
Receivable for fund shares sold	721,285	460,216
Receivable for expense reimbursement (Note 2)	–	29,942
Receivable for variation margin on open futures contracts (Note 5)	278,219	9,173
Prepaid expenses	40,781	44,110

Total assets	1,036,492,778	79,414,915

Liabilities:
Payable for investments purchased	–	701,389
Payable for fund shares redeemed	1,738,964	24,733
Payable upon return of securities loaned (Note 9)§	–	263,634
Management and sub-advisory fees payable (Note 2)	576,002	56,241
Service fees payable (Note 2)	140,962	6,241
Transfer agent fees payable (Note 2)	54,470	5,801
Custody and fund accounting fees payable	19,289	4,788
Professional fees payable	47,831	43,960
Trustee fees payable (Note 2)	400	50
Payable for prospectus and shareholder reports	25,980	2,662
Other liabilities	8,197	2,429

Total liabilities	2,612,095	1,111,928

Net assets	$1,033,880,683	$78,302,987

Analysis of net assets:
Paid-in-capital	$748,637,141	$64,571,766
Undistributed net investment income	2,194,962	167,331
Accumulated net realized gain	10,723,775	5,770,583
Unrealized appreciation of investments in unaffiliated securitiesA	272,046,755	7,784,190
Unrealized appreciation of futures contracts	278,050	9,117

Net assets	$1,033,880,683	$78,302,987

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	13,252,025	639,991

Y Class	31,731,365	2,592,256

Investor Class	1,569,227	573,200

A Class	3,367,204	278,895

C Class	7,433,357	190,448

Net assets:
Institutional Class	$240,244,700	$11,722,213

Y Class	$572,315,652	$47,832,660

Investor Class	$28,343,428	$10,398,506

A Class	$60,465,593	$5,063,046

C Class	$132,511,310	$3,286,562

Net asset value, offering and redemption price per share:
Institutional Class	$18.13	$18.32

Y Class	$18.04	$18.45

Investor Class	$18.06	$18.14

A Class	$17.96	$18.15

A Class (offering price)	$19.06	$19.26

C Class	$17.83	$17.26

† Cost of investments in unaffiliated securities	$747,594,767	$68,695,304
‡ Cost of investments in affiliated securities	$12,019,169	$2,254,875
§ Fair value of securities on loan	$–	$258,882

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

23

American Beacon FundsSM

Statements of Operations

For the year ended August 31, 2018

	The London Company Income Equity Fund	Zebra Small Cap Equity Fund
Investment income:
Dividend income from unaffiliated securities	$30,235,929	$906,168
Dividend income from affiliated securities (Note 8)	428,192	18,013
Interest income	2,510	89
Income derived from securities lending (Note 9)	2,892	30,343
Other income	–	832

Total investment income	30,669,523	955,445

Expenses:
Management and sub-advisory fees (Note 2)	7,170,443	555,765
Transfer agent fees:
Institutional Class (Note 2)	61,009	5,358
Y Class (Note 2)	558,955	40,623
Investor Class	2,796	1,877
A Class	4,182	695
C Class	6,144	367
Custody and fund accounting fees	117,859	20,258
Professional fees	89,790	54,064
Registration fees and expenses	101,361	73,526
Service fees (Note 2):
Investor Class	111,321	21,576
A Class	50,859	5,178
C Class	142,723	2,900
Distribution fees (Note 2):
A Class	175,651	11,921
C Class	1,378,805	26,131
Prospectus and shareholder report expenses	77,562	13,827
Trustee fees (Note 2)	75,560	4,297
Other expenses	68,929	6,428

Total expenses	10,193,949	844,791

Net fees waived and expenses (reimbursed) / recouped (Note 2)	–	(165,989)

Net expenses	10,193,949	678,802

Net investment income	20,475,574	276,643

Realized and unrealized gain from investments:
Net realized gain from:
Investments in unaffiliated securitiesA	16,431,735	6,193,685
Commission recapture (Note 1)	23,422	14
Futures contracts	5,267,812	152,926
Change in net unrealized appreciation of:
Investments in unaffiliated securitiesB	105,641,914	5,656,223
Futures contracts	193,122	5,680

Net gain from investments	127,558,005	12,008,528

Net increase in net assets resulting from operations	$148,033,579	$12,285,171

A The Fund did not recognize net realized gains from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

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American Beacon FundsSM

Statements of Changes in Net Assets

	The London Company Income Equity Fund		Zebra Small Cap Equity Fund
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$20,475,574	$21,348,432	$276,643	$298,506
Net realized gain (loss) from investments in unaffiliated securities, commission recapture, and futures contracts	21,722,969	(11,338,105)	6,346,625	3,571,105
Change in net unrealized appreciation of investments in unaffiliated securities and futures contracts	105,835,036	83,240,737	5,661,903	415,871

Net increase in net assets resulting from operations	148,033,579	93,251,064	12,285,171	4,285,482

Distributions to shareholders:
Net investment income:
Institutional Class	(4,670,451)	(4,173,571)	(15,431)	(19,221)
Y Class	(12,791,912)	(12,650,308)	(56,016)	(167,869)
Investor Class	(579,365)	(568,820)	(11,670)	(101,264)
A Class	(1,295,100)	(1,620,074)	(4,944)	(61,098)
C Class	(1,456,384)	(1,671,479)	–	(13,853)
Net realized gain from investments:
Institutional Class	–	(1,273,581)	(616,281)	–
Y Class	–	(3,962,754)	(2,237,225)	–
Investor Class	–	(214,901)	(597,062)	–
A Class	–	(591,876)	(300,058)	–
C Class	–	(1,169,919)	(180,750)	–

Net distributions to shareholders	(20,793,212)	(27,897,283)	(4,019,437)	(363,305)

Capital share transactions (Note 10):
Proceeds from sales of shares	187,282,549	399,841,050	59,061,135	22,550,139
Reinvestment of dividends and distributions	11,435,964	13,775,750	3,987,828	359,354
Cost of shares redeemed	(455,348,646)	(402,583,096)	(35,541,319)	(12,266,887)

Net increase (decrease) in net assets from capital share transactions	(256,630,133)	11,033,704	27,507,644	10,642,606

Net increase (decrease) in net assets	(129,389,766)	76,387,485	35,773,378	14,564,783

Net assets:
Beginning of period	1,163,270,449	1,086,882,964	42,529,609	27,964,826

End of period*	$1,033,880,683	$1,163,270,449	$78,302,987	$42,529,609

*Includes undistributed net investment income	$2,194,962	$2,512,600	$167,331	$–

See accompanying notes

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American Beacon FundsSM

Notes to Financial Statements

August 31, 2018

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940 (the “Act”), as amended, as diversified, open-end management investment companies. As of August 31, 2018, the Trust consists of thirty-three active series, two of which are presented in this filing: the American Beacon The London Company Income Equity Fund and the American Beacon Zebra Small Cap Equity Fund (collectively, the “Funds” and each individually a “Fund”). The remaining thirty-one active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisors Act of 1940, as amended (the “Advisors Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

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American Beacon FundsSM

Notes to Financial Statements

August 31, 2018

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined on the basis of specific lot identification.

Distributions to Shareholders

The Fund intends to declare income distributions daily and distribute them to Shareholders quarterly. The Fund’s final distribution for each taxable (fiscal) year will include any remaining investment company taxable income undistributed during the year, as well as all net capital gain realized during the year. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. If all or a portion of any Fund distribution exceeds the sum of the Fund’s investment company taxable income and realized net capital gain for a taxable year, the excess would be treated (i) first, as dividend income to the extent of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes (“E&P”), (ii) then as a tax-free “return of capital,” reducing a Shareholder’s adjusted tax basis in his or her Shares (which would result in a higher tax liability when the Shares are sold, even if they had not increased in value, or, in fact, had lost value), and (iii) then, after that basis is reduced to zero, as realized capital gain (assuming the Shares are held as capital assets), long- or short-term, depending on the Shareholder’s holding period for the Shares.

Section 19(a) of the Investment Company Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any distribution from a source other than net income that adequately discloses its source or sources. Thus, if the source of a distribution were the original capital contribution of the Shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain in the Funds’ Statements of Operations, if applicable. For the year ended August 31, 2018, there was recapture in both Funds.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to any Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

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Notes to Financial Statements

August 31, 2018

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Funds’ average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into an Investment Advisory Agreement with the following Sub-Advisors pursuant to which each Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedules:

The London Company of Virginia, LLC

First $25 million	0.40%
Next $225 million	0.35%
Over $250 million	0.30%

Zebra Capital Management, LLC

First $350 million	0.55%
Next $400 million	0.50%
Over $750 million	0.45%

The Management and Sub-Advisory Fees paid by the Funds for the year ended August 31, 2018 were as follows:

The London Company Income Equity Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$3,845,454
Sub-Advisor Fees	0.30%	3,324,989

Total	0.65%	$7,170,443

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Notes to Financial Statements

August 31, 2018

Zebra Small Cap Equity Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$221,742
Sub-Advisor Fees	0.53%	334,023

Total	0.88%	$555,765

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Funds pay to the Manager, with respect to cash collateral posted by borrowers, a fee up to 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statements of Operations. During the year ended August 31, 2018, the Manager received securities lending fees of $308 and $3,365 for the securities lending activities of The London Company Income Equity Fund and Zebra Small Cap Equity Fund, respectively.

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligates the Manager to oversee additional shareholder servicing of the Investor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to the Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the year ended August 31, 2018, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
The London Company Income Equity	$587,030
Zebra Small Cap Equity	42,964

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Notes to Financial Statements

August 31, 2018

As of August 31, 2018, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
The London Company Income Equity	$47,280
Zebra Small Cap Equity	4,705

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended August 31, 2018, the Manager earned fees on the Funds’ direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral in USG Select Fund	Total
The London Company Income Equity	$32,961	$1,596	$34,557
Zebra Small Cap Equity	1,290	403	1,693

Interfund Credit Facility

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating Funds for temporary purposes. The interfund credit facility is advantageous to the Funds because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a Fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended August 31, 2018, the Zebra Small Cap Equity Fund borrowed on average $1,706,826 for 7 days at 2.31% with interest charges of $817. During the year ended August 31, 2018, The London Company Income Equity Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the Funds’ expense cap. During the year ended August 31, 2018, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap			Expiration of Reimbursed Expenses
Fund	Class	9/1/2017 - 8/31/2018	Reimbursed Expenses	(Recouped) Expenses
Zebra Small Cap Equity	Institutional	0.89%	$27,667	$-	2021
Zebra Small Cap Equity	Y	0.99%	106,192	-	2021
Zebra Small Cap Equity	Investor	1.27%	14,068	-	2021
Zebra Small Cap Equity	A	1.29%	11,617	-	2021
Zebra Small Cap Equity	C	2.04%	6,445	-	2021

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Notes to Financial Statements

August 31, 2018

Of these amounts, $29,942 was disclosed as a receivable from the Manager on the Statements of Assets and Liabilities at August 31, 2018 for the Zebra Small Cap Equity Fund.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2021. The Fund did not record a liability for potential reimbursements, due to the current assessment that a reimbursement is unlikely. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Zebra Small Cap Equity	$-	$105,676	$-	2018
Zebra Small Cap Equity	-	130,345	-	2019
Zebra Small Cap Equity	-	144,028	-	2020

The Distributor

Effective March 1, 2018, Resolute Investment Distributors, Inc. (“RID” or “Distributor”) replaced Foreside Fund Services, LLC (“Foreside”) as the Funds’ distributor and principal underwriter of the Funds’ shares.

RID is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is affiliated with the Manager through common ownership. Under a Distribution Agreement with the Trust, the Distributor acts as the distributor and principal underwriter of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Funds’ shares. Pursuant to the Distribution Agreement, to the extent applicable, the Distributor receives, and may re-allow to broker-dealers, all or a portion of the sales charge paid by the purchasers of A Class and C Class shares. For A Class and C Class shares, the Distributor receives commission revenue consisting of the portion of A Class and C Class sales charge remaining after the allowances by the Distributor to the broker-dealers. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.

Prior to March 1, 2018, Foreside served as the distributor and principal underwriter of the Funds’ shares. Pursuant to a Sub-Administration Agreement between Foreside and the Manager in effect through February 28, 2018, Foreside received a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the Trust, including the registration of Manager employees as registered representatives of Foreside to facilitate distribution of Fund shares. Foreside also received a fee from the Manager under a Marketing Agreement pursuant to which Foreside provided services in connection with the marketing of a Fund to institutional investors. Pursuant to the Distribution Agreement with the Trust in effect through February 28, 2018, Foreside received, and may have re-allowed to broker-dealers, all or a portion of the sales charge paid by the purchasers of A and C Class shares. For A and C Class shares, Foreside received commission revenues consisting of the portion of A and C Class sales charge remaining after the allowances by Foreside to the broker dealers. Foreside retained any portion of the commission fees that were not paid to the broker-dealers for use solely to pay distribution related expenses.

Sales Commissions

The Funds’ Distributor, formerly Foreside, may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the period September 1, 2017 through February 28, 2018, Foreside collected $25,764 and $1,466 in sales commissions for The London Company Income

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Notes to Financial Statements

August 31, 2018

Equity Fund and Zebra Small Cap Equity Fund, respectively, from the sale of Class A Shares. During the period March 1, 2018 through August 31, 2018, RID collected $10,253 and $9,756 in sales commissions for The London Company Income Equity Fund and Zebra Small Cap Equity Fund, respectively, from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period September 1, 2017 through February 28, 2018, Foreside collected CDSC fees of $2 for the Class A Shares of The London Company Income Equity Fund. During the period March 1, 2018 through August 31, 2018, RID collected CDSC fees of $80 for the Class A Shares of The London Company Income Equity Fund. During the year ended August 31, 2018, there were no CDSC fees collected for Class A Shares of the Zebra Small Cap Equity Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period September 1, 2017 through February 28, 2018, Foreside collected CDSC fees of $6,333 and $859 for Class C Shares of the The London Company Income Equity Fund and Zebra Small Cap Equity Fund, respectively. During the period March 1, 2018 through August 31, 2018, RID collected CDSC fees of $6,906 and $45 for Class C Shares of the The London Company Income Equity Fund and Zebra Small Cap Equity Fund, respectively.

Trustee Fees and Expenses

As compensation for their service to the Trust, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, and American Beacon Apollo Total Return Fund, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for his attendance at the committee meetings. Effective January 1, 2018, the Board Vice Chair receives an additional annual retainer of $10,000. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trusts according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

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Notes to Financial Statements

August 31, 2018

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depository Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

33

American Beacon FundsSM

Notes to Financial Statements

August 31, 2018

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

American Depositary Receipts

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Funds’ possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Funds to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

34

American Beacon FundsSM

Notes to Financial Statements

August 31, 2018

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflect this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the year ended August 31, 2018, the Funds entered into futures contracts primarily for exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

35

American Beacon FundsSM

Notes to Financial Statements

August 31, 2018

Average Futures Contracts Outstanding
Fund	Year Ended August 31, 2018
The London Company Income Equity	182
Zebra Small Cap Equity	11

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

The London Company Income Equity Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of August 31, 2018:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$278,050	$278,050

The effect of financial derivative instruments on the Statements of Operations as of August 31, 2018:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$5,267,812	$5,267,812

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$193,122	$193,122

Zebra Small Cap Equity Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of August 31, 2018:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$9,117	$9,117

The effect of financial derivative instruments on the Statements of Operations as of August 31, 2018:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$152,926	$152,926

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$5,680	$5,680

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

36

American Beacon FundsSM

Notes to Financial Statements

August 31, 2018

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, August 31, 2018.

The London Company Income Equity Fund

Offsetting of Financial and Derivative Assets as of August 31, 2018:
	Assets	Liabilities
Futures Contracts(1)	$278,050	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$278,050	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(278,050)	$-

Zebra Small Cap Equity Fund

Offsetting of Financial and Derivative Assets as of August 31, 2018:
	Assets	Liabilities
Futures Contracts(1)	$9,117	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$9,117	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(9,117)	$-

	Remaining Contractual Maturity of the Agreements As of August 31, 2018
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$263,634	$-	$-	$-	$263,634

Total Borrowings	$263,634	$-	$-	$-	$263,634

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan, will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely.

37

American Beacon FundsSM

Notes to Financial Statements

August 31, 2018

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds’ initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Funds may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk. As a result, the Funds may obtain no recovery of their investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Funds to greater losses in the event of a default by a counterparty.

Dividend Risk

An issuer of stock held by the Funds may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Funds and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Liquidity Risk

The Funds are susceptible to the risk that certain fixed-income investments, may have limited marketability or be subject to restrictions on sale, and may be difficult or impossible to purchase or sell at favorable times or prices. The Funds could lose money if they are unable to dispose of an investment at a time that is most beneficial to the Funds. The Funds may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Funds. For example, the Funds may be forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in

38

American Beacon FundsSM

Notes to Financial Statements

August 31, 2018

certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi- governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The results of the 2016 U.S. presidential election may result in significant changes in certain policies. These changes may result in lower corporate taxes, higher levels of public debt, higher interest rates, more restrictions on international trade, and less stringent prudential regulation of certain players in the financial markets.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. The abandonment of the euro or withdrawal from the European Union (“EU”) on the part of the United Kingdom or any other member could significantly adversely affect the value of a Fund’s investments in Europe. Particularly, the United Kingdom’s vote to leave the EU could lead to a prolonged period of uncertainty as to the exact terms of exit and the impact on different industry sectors and increased market volatility.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

39

American Beacon FundsSM

Notes to Financial Statements

August 31, 2018

Securities Lending Risk

To the extent a Fund lends its securities, it may be subject to the following risks. Borrowers of the Funds’ securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Funds’ ability to vote proxies or to settle transactions.

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended August 31, 2018 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	The London Company Income Equity Fund		Zebra Small Cap Equity Fund
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017
Distributions paid from:
Ordinary income*
Institutional Class	$4,670,451	$4,174,535	$340,321	$19,221
Y Class	12,791,912	12,653,305	1,235,433	167,869
Investors Class	579,365	568,983	326,429	101,264
A Class	1,295,100	1,620,522	163,128	61,098
C Class	1,456,384	1,672,364	95,288	13,853
Long-term capital gains
Institutional Class	-	1,272,617	291,391	-
Y Class	-	3,959,757	1,057,808	-
Investors Class	-	214,738	282,303	-
A Class	-	591,428	141,874	-
C Class	-	1,169,034	85,462	-

Total distributions paid	$20,793,212	$27,897,283	$4,019,437	$363,305

*For tax purposes, short-term capital gains are considered ordinary income distributions.

40

American Beacon FundsSM

Notes to Financial Statements

August 31, 2018

As of August 31, 2018 the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
The London Company Income Equity	$760,062,070	$283,975,769	$(12,377,148)	$271,598,621
Zebra Small Cap Equity	71,253,702	10,252,113	(2,771,446)	7,480,667

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
The London Company Income Equity	$271,598,621	$3,641,059	$10,003,862	$-	$-	$285,243,542
Zebra Small Cap Equity	7,480,667	2,383,060	3,867,494	-	-	13,731,221

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments and the reclassifications of income from real estate investment securities.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from reclassification of income from real estate investment securities as of August 31, 2018:

Fund	Paid-In-Capital	Undistributed (Overdistribution of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)
The London Company Income Equity	$-	$-	$-	$-
Zebra Small Cap Equity	-	(21,251)	21,251	-

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

During the year ended August 31, 2018, the Funds did not have any capital loss carryforwards. The London Company Income Equity utilized $1,879,996 short-term and $9,001,062 long-term post RIC MOD capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended August 31, 2018 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
The London Company Income Equity	$170,010,532	$-	$385,701,160	$-
Zebra Small Cap Equity	67,697,741	-	44,781,351	-

41

American Beacon FundsSM

Notes to Financial Statements

August 31, 2018

A summary of the Funds’ transactions in the USG Select Fund for the year ended August 31, 2018 were as follows:

Fund	Type of Transaction	August 31, 2017 Shares/Fair Value	Purchases	Sales	August 31, 2018 Shares/Fair Value	Dividend Income
The London Company Income Equity	Direct	$44,690,684	$457,157,470	$489,828,985	$12,019,169	$428,192
The London Company Income Fund	Securities Lending	-	44,765,257	44,765,257	-	N/A
Zebra Small Cap Equity	Direct	672,167	61,059,509	59,740,435	1,991,241	18,013
Zebra Small Cap Equity	Securities Lending	428,665	8,889,041	9,054,072	263,634	N/A

9.  Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

42

American Beacon FundsSM

Notes to Financial Statements

August 31, 2018

As of August 31, 2018, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Zebra Small Cap Equity	$258,882	$263,634	$-	$263,634

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

10.  Borrowing Arrangements

Effective November 16, 2017, the Funds, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $50 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 15, 2018, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

Effective November 16, 2017, the Funds, along with certain other Participating Funds managed by the Manager, entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate. The Uncommitted Line expires November 15, 2018 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended August 31, 2018, the Funds did not utilize this facility.

43

American Beacon FundsSM

Notes to Financial Statements

August 31, 2018

11.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	Institutional Class
	Year Ended August 31,
	2018		2017
The London Company Income Equity Fund	Shares	Amount	Shares	Amount
Shares sold	2,952,551	$49,665,918	4,274,282	$66,864,871
Reinvestment of dividends	242,433	4,055,264	294,910	4,594,135
Shares redeemed	(3,752,899)	(63,426,927)	(3,528,768)	(54,999,838)

Net increase (decrease) in shares outstanding	(557,915)	$(9,705,745)	1,040,424	$16,459,168

	Y Class
	Year Ended August 31,
	2018		2017
The London Company Income Equity Fund	Shares	Amount	Shares	Amount
Shares sold	6,247,631	$104,772,964	16,994,776	$263,758,741
Reinvestment of dividends	326,075	5,420,281	403,309	6,261,848
Shares redeemed	(16,195,313)	(273,348,174)	(14,464,943)	(226,114,832)

Net increase (decrease) in shares outstanding	(9,621,607)	$(163,154,929)	2,933,142	$43,905,757

	Investor Class
	Year Ended August 31,
	2018		2017
The London Company Income Equity Fund	Shares	Amount	Shares	Amount
Shares sold	973,829	$16,185,272	1,088,611	$16,697,410
Reinvestment of dividends	33,490	557,430	48,652	755,491
Shares redeemed	(1,423,047)	(24,223,226)	(1,074,630)	(16,707,261)

Net increase (decrease) in shares outstanding	(415,728)	$(7,480,524)	62,633	$745,640

	A Class
	Year Ended August 31,
	2018		2017
The London Company Income Equity Fund	Shares	Amount	Shares	Amount
Shares sold	523,646	$8,710,107	1,642,756	$25,547,130
Reinvestment of dividends	49,937	824,306	88,521	1,367,347
Shares redeemed	(3,165,632)	(52,521,462)	(2,040,648)	(31,612,110)

Net (decrease) in shares outstanding	(2,592,049)	$(42,987,049)	(309,371)	$(4,697,633)

	C Class
	Year Ended August 31,
	2018		2017
The London Company Income Equity Fund	Shares	Amount	Shares	Amount
Shares sold	477,965	$7,948,288	1,771,458	$26,972,898
Reinvestment of dividends	35,277	578,683	51,940	796,929
Shares redeemed	(2,523,282)	(41,828,857)	(4,727,915)	(73,149,055)

Net (decrease) in shares outstanding	(2,010,040)	$(33,301,886)	(2,904,517)	$(45,379,228)

44

American Beacon FundsSM

Notes to Financial Statements

August 31, 2018

	Institutional Class
	Year Ended August 31,
	2018		2017
Zebra Small Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	524,926	$9,185,662	165,603	$2,691,437
Reinvestment of dividends	38,165	630,864	1,201	19,221
Shares redeemed	(180,141)	(3,089,552)	(73,580)	(1,063,732)

Net increase in shares outstanding	382,950	$6,726,974	93,224	$1,646,926

	Y Class
	Year Ended August 31,
	2018		2017
Zebra Small Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	2,420,192	$41,602,291	658,050	$10,271,125
Reinvestment of dividends	136,185	2,270,208	10,383	167,686
Shares redeemed	(1,116,700)	(19,525,772)	(289,896)	(4,614,186)

Net increase in shares outstanding	1,439,677	$24,346,727	378,537	$5,824,625

	Investor Class
	Year Ended August 31,
	2018		2017
Zebra Small Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	256,249	$4,482,838	308,451	$4,853,543
Reinvestment of dividends	36,917	606,174	6,322	100,896
Shares redeemed	(395,049)	(6,789,420)	(182,190)	(2,832,374)

Net increase (decrease) in shares outstanding	(101,883)	$(1,700,408)	132,583	$2,122,065

	A Class
	Year Ended August 31,
	2018		2017
Zebra Small Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	151,791	$2,597,027	247,176	$3,889,818
Reinvestment of dividends	18,307	300,783	3,631	57,984
Shares redeemed	(317,426)	(5,514,879)	(195,350)	(3,035,436)

Net increase (decrease) in shares outstanding	(147,328)	$(2,617,069)	55,457	$912,366

	C Class
	Year Ended August 31,
	2018		2017
Zebra Small Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	73,661	$1,193,317	55,416	$844,216
Reinvestment of dividends	11,452	179,799	880	13,567
Shares redeemed	(38,764)	(621,696)	(48,027)	(721,159)

Net increase in shares outstanding	46,349	$751,420	8,269	$136,624

12.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

45

American Beacon The London Company Income Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014

Net asset value, beginning of period	$16.13	$15.25	$13.85	$14.12	$11.80

Income (loss) from investment operations:
Net investment income	0.35	0.33	0.32	0.31	0.30
Net gains (losses) on investments (both realized and unrealized)	2.00	0.97	1.40	(0.14)	2.39

Total income from investment operations	2.35	1.30	1.72	0.17	2.69

Less distributions:
Dividends from net investment income	(0.35)	(0.32)	(0.32)	(0.32)	(0.28)
Distributions from net realized gains	-	(0.10)	-	(0.12)	(0.09)

Total distributions	(0.35)	(0.42)	(0.32)	(0.44)	(0.37)

Net asset value, end of period	$18.13	$16.13	$15.25	$13.85	$14.12

Total returnA	14.75%	8.64%	12.57%	1.08%	23.13%

Ratios and supplemental data:
Net assets, end of period	$240,244,700	$222,730,033	$194,708,612	$137,006,660	$58,277,396
Ratios to average net assets:
Expenses, before reimbursements	0.73%	0.74%	0.75%	0.75%	0.82%
Expenses, net of reimbursements	0.73%	0.74%	0.77%	0.79%	0.79%
Net investment income, before expense reimbursements	2.08%	2.12%	2.32%	2.35%	2.31%
Net investment income, net of reimbursements	2.08%	2.12%	2.30%	2.30%	2.33%
Portfolio turnover rate	16%	14%	20%	15%	10%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

46

American Beacon The London Company Income Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014

Net asset value, beginning of period	$16.05	$15.17	$13.79	$14.06	$11.75

Income (loss) from investment operations:
Net investment income	0.34	0.32	0.32	0.31	0.28
Net gains (losses) on investments (both realized and unrealized)	1.99	0.97	1.37	(0.15)	2.39

Total income from investment operations	2.33	1.29	1.69	0.16	2.67

Less distributions:
Dividends from net investment income	(0.34)	(0.31)	(0.31)	(0.31)	(0.27)
Distributions from net realized gains	-	(0.10)	-	(0.12)	(0.09)

Total distributions	(0.34)	(0.41)	(0.31)	(0.43)	(0.36)

Net asset value, end of period	$18.04	$16.05	$15.17	$13.79	$14.06

Total returnA	14.69%	8.60%	12.42%	1.03%	23.05%

Ratios and supplemental data:
Net assets, end of period	$572,315,652	$663,588,078	$582,952,334	$364,477,089	$122,714,756
Ratios to average net assets:
Expenses, before reimbursements	0.79%	0.81%	0.82%	0.83%	0.89%
Expenses, net of reimbursements	0.79%	0.81%	0.82%	0.84%	0.89%
Net investment income, before expense reimbursements	2.00%	2.04%	2.24%	2.27%	2.24%
Net investment income, net of reimbursements	2.00%	2.04%	2.24%	2.26%	2.25%
Portfolio turnover rate	16%	14%	20%	15%	10%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

47

American Beacon The London Company Income Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014

Net asset value, beginning of period	$16.07	$15.19	$13.81	$14.08	$11.76

Income (loss) from investment operations:
Net investment income	0.30	0.28	0.28	0.28	0.26
Net gains (losses) on investments (both realized and unrealized)	1.98	0.97	1.37	(0.17)	2.39

Total income (loss) from investment operations	2.28	1.25	1.65	0.11	2.65

Less distributions:
Dividends from net investment income	(0.29)	(0.27)	(0.27)	(0.26)	(0.24)
Distributions from net realized gains	-	(0.10)	-	(0.12)	(0.09)

Total distributions	(0.29)	(0.37)	(0.27)	(0.38)	(0.33)

Net asset value, end of period	$18.06	$16.07	$15.19	$13.81	$14.08

Total returnA	14.37%	8.33%	12.13%	0.71%	22.83%

Ratios and supplemental data:
Net assets, end of period	$28,343,428	$31,897,528	$29,208,149	$20,564,814	$16,549,654
Ratios to average net assets:
Expenses, before reimbursements	1.05%	1.05%	1.06%	1.04%	1.06%
Expenses, net of reimbursements	1.05%	1.05%	1.06%	1.16%	1.10%
Net investment income, before expense reimbursements	1.75%	1.79%	2.01%	2.04%	2.06%
Net investment income, net of reimbursements	1.75%	1.79%	2.01%	1.93%	2.02%
Portfolio turnover rate	16%	14%	20%	15%	10%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

48

American Beacon The London Company Income Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014

Net asset value, beginning of period	$15.98	$15.11	$13.73	$14.00	$11.70

Income (loss) from investment operations:
Net investment income	0.31	0.27	0.27	0.27	0.24
Net gains (losses) on investments (both realized and unrealized)	1.96	0.96	1.38	(0.16)	2.37

Total income from investment operations	2.27	1.23	1.65	0.11	2.61

Less distributions:
Dividends from net investment income	(0.29)	(0.26)	(0.27)	(0.26)	(0.22)
Distributions from net realized gains	-	(0.10)	-	(0.12)	(0.09)

Total distributions	(0.29)	(0.36)	(0.27)	(0.38)	(0.31)

Net asset value, end of period	$17.96	$15.98	$15.11	$13.73	$14.00

Total returnA	14.41%	8.24%	12.14%	0.71%	22.58%

Ratios and supplemental data:
Net assets, end of period	$60,465,593	$95,206,378	$94,705,221	$72,363,106	$31,579,315
Ratios to average net assets:
Expenses, before reimbursements	1.03%	1.12%	1.13%	1.13%	1.28%
Expenses, net of reimbursements	1.03%	1.12%	1.13%	1.17%	1.27%
Net investment income, before expense reimbursements	1.75%	1.73%	1.94%	1.96%	1.85%
Net investment income, net of reimbursements	1.75%	1.73%	1.94%	1.92%	1.86%
Portfolio turnover rate	16%	14%	20%	15%	10%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

49

American Beacon The London Company Income Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014

Net asset value, beginning of period	$15.87	$15.01	$13.65	$13.93	$11.66

Income (loss) from investment operations:
Net investment income	0.16	0.15	0.17	0.18	0.15
Net gains (losses) on investments (both realized and unrealized)	1.97	0.96	1.36	(0.17)	2.35

Total income from investment operations	2.13	1.11	1.53	0.01	2.50

Less distributions:
Dividends from net investment income	(0.17)	(0.15)	(0.17)	(0.17)	(0.14)
Distributions from net realized gains	-	(0.10)	-	(0.12)	(0.09)

Total distributions	(0.17)	(0.25)	(0.17)	(0.29)	(0.23)

Net asset value, end of period	$17.83	$15.87	$15.01	$13.65	$13.93

Total returnA	13.53%	7.42%	11.28%	(0.04)%	21.69%

Ratios and supplemental data:
Net assets, end of period	$132,511,310	$149,848,432	$185,308,648	$122,804,166	$46,638,516
Ratios to average net assets:
Expenses, before reimbursements	1.81%	1.86%	1.87%	1.88%	2.02%
Expenses, net of reimbursements	1.81%	1.86%	1.87%	1.89%	2.01%
Net investment income, before expense reimbursements	0.98%	0.97%	1.20%	1.22%	1.11%
Net investment income, net of reimbursements	0.98%	0.97%	1.20%	1.21%	1.12%
Portfolio turnover rate	16%	14%	20%	15%	10%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

50

American Beacon Zebra Small Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014

Net asset value, beginning of period	$16.04	$14.07	$14.21	$14.36	$13.66

Income (loss) from investment operations:
Net investment income	0.11	0.24	0.18	0.13	0.14
Net gains (losses) on investments (both realized and unrealized)	3.44	1.90	1.15	(0.03)	2.12

Total income from investment operations	3.55	2.14	1.33	0.10	2.26

Less distributions:
Dividends from net investment income	(0.03)	(0.17)	(0.06)	(0.04)	-
Distributions from net realized gains	(1.24)	-	(1.41)	(0.21)	(1.56)

Total distributions	(1.27)	(0.17)	(1.47)	(0.25)	(1.56)

Net asset value, end of period	$18.32	$16.04	$14.07	$14.21	$14.36

Total returnA	22.98%	15.25%	10.46%	0.68%	16.67%

Ratios and supplemental data:
Net assets, end of period	$11,722,213	$4,122,461	$2,305,284	$1,764,526	$1,606,024
Ratios to average net assets:
Expenses, before reimbursements	1.23%	1.36%	1.53%	1.56%	1.64%
Expenses, net of reimbursementsB	0.90%	0.89%	0.89%	1.00%	0.99%
Net investment income, before expense reimbursements	0.30%	0.80%	0.34%	0.17%	0.33%
Net investment income, net of reimbursements	0.64%	1.26%	0.97%	0.73%	0.99%
Portfolio turnover rate	74%	77%	50%	97%	76%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

51

American Beacon Zebra Small Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014

Net asset value, beginning of period	$16.17	$14.20	$14.33	$14.50	$13.79

Income (loss) from investment operations:
Net investment income	0.08	0.15	0.12	0.10	0.56
Net gains (losses) on investments (both realized and unrealized)	3.47	1.99	1.22	(0.02)	1.71

Total income from investment operations	3.55	2.14	1.34	0.08	2.27

Less distributions:
Dividends from net investment income	(0.03)	(0.17)	(0.06)	(0.04)	-
Distributions from net realized gains	(1.24)	-	(1.41)	(0.21)	(1.56)

Total distributions	(1.27)	(0.17)	(1.47)	(0.25)	(1.56)

Net asset value, end of period	$18.45	$16.17	$14.20	$14.33	$14.50

Total returnA	22.79%	15.11%	10.44%	0.54%	16.59%

Ratios and supplemental data:
Net assets, end of period	$47,832,660	$18,631,514	$10,988,456	$9,795,860	$8,168,361
Ratios to average net assets:
Expenses, before reimbursements	1.27%	1.41%	1.58%	1.61%	1.65%
Expenses, net of reimbursementsB	1.00%	0.99%	0.99%	1.10%	1.09%
Net investment income, before expense reimbursements	0.26%	0.54%	0.28%	0.12%	0.19%
Net investment income, net of reimbursements	0.54%	0.96%	0.87%	0.64%	0.75%
Portfolio turnover rate	74%	77%	50%	97%	76%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

52

American Beacon Zebra Small Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014

Net asset value, beginning of period	$15.95	$14.05	$14.22	$14.39	$13.73

Income (loss) from investment operations:
Net investment income	0.02	0.14	0.28	0.01	0.10
Net gains on investments (both realized and unrealized)	3.43	1.93	1.00	0.04	2.12

Total income from investment operations	3.45	2.07	1.28	0.05	2.22

Less distributions:
Dividends from net investment income	(0.02)	(0.17)	(0.04)	(0.01)	-
Distributions from net realized gains	(1.24)	-	(1.41)	(0.21)	(1.56)

Total distributions	(1.26)	(0.17)	(1.45)	(0.22)	(1.56)

Net asset value, end of period	$18.14	$15.95	$14.05	$14.22	$14.39

Total returnA	22.47%	14.77%	10.07%	0.29%	16.27%

Ratios and supplemental data:
Net assets, end of period	$10,398,506	$10,766,976	$7,620,538	$2,573,002	$3,003,670
Ratios to average net assets:
Expenses, before reimbursements	1.44%	1.58%	1.74%	1.82%	1.86%
Expenses, net of reimbursementsB	1.28%	1.27%	1.27%	1.37%	1.37%
Net investment income (loss), before expense reimbursements	0.08%	0.41%	0.09%	(0.12)%	0.15%
Net investment income, net of reimbursements	0.24%	0.72%	0.56%	0.33%	0.64%
Portfolio turnover rate	74%	77%	50%	97%	76%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

53

American Beacon Zebra Small Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended August 31, 2018		Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014

Net asset value, beginning of period	$15.96		$14.06	$14.22	$14.40	$13.75

Income (loss) from investment operations:
Net investment income (loss)	0.03	C	0.16	0.10	0.05	0.48
Net gains on investments (both realized and unrealized)	3.42		1.91	1.18	-	1.73

Total income from investment operations	3.45		2.07	1.28	0.05	2.21

Less distributions:
Dividends from net investment income	(0.02)		(0.17)	(0.03)	(0.02)	-
Distributions from net realized gains	(1.24)		-	(1.41)	(0.21)	(1.56)

Total distributions	(1.26)		(0.17)	(1.44)	(0.23)	(1.56)

Net asset value, end of period	$18.15		$15.96	$14.06	$14.22	$14.40

Total returnA	22.43%		14.76%	10.04%	0.29%	16.17%

Ratios and supplemental data:
Net assets, end of period	$5,063,046		$6,801,568	$5,212,114	$4,797,155	$4,894,024
Ratios to average net assets:
Expenses, before reimbursements	1.54%		1.73%	1.90%	1.94%	2.05%
Expenses, net of reimbursementsB	1.29%		1.29%	1.29%	1.40%	1.47%
Net investment income (loss), before expense reimbursements	(0.04)%		0.28%	(0.04)%	(0.21)%	(0.14)%
Net investment income, net of reimbursements	0.20%		0.71%	0.57%	0.33%	0.45%
Portfolio turnover rate	74%		77%	50%	97%	76%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
C	Per share amounts have been calculated using the average shares method.

See accompanying notes

54

American Beacon Zebra Small Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended August 31, 2018		Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014

Net asset value, beginning of period	$15.32		$13.53	$13.81	$14.08	$13.57

Income (loss) from investment operations:
Net investment income (loss)	(0.09	)C	0.03	0.10	(0.07)	0.33
Net gains on investments (both realized and unrealized)	3.27		1.86	1.03	0.01	1.74

Total income (loss) from investment operations	3.18		1.89	1.13	(0.06)	2.07

Less distributions:
Dividends from net investment income	-		(0.10)	-	-	-
Distributions from net realized gains	(1.24)		-	(1.41)	(0.21)	(1.56)

Total distributions	(1.24)		(0.10)	(1.41)	(0.21)	(1.56)

Net asset value, end of period	$17.26		$15.32	$13.53	$13.81	$14.08

Total returnA	21.55%		13.97%	9.17%	(0.48)%	15.29%

Ratios and supplemental data:
Net assets, end of period	$3,286,562		$2,207,090	$1,838,434	$1,398,217	$1,468,876
Ratios to average net assets:
Expenses, before reimbursements	2.29%		2.47%	2.65%	2.69%	2.81%
Expenses, net of reimbursementsB	2.05%		2.04%	2.04%	2.15%	2.22%
Net investment (loss), before expense reimbursements	(0.78)%		(0.42)%	(0.78)%	(0.96)%	(0.89)%
Net investment income (loss), net of reimbursements	(0.53)%		0.01%	(0.18)%	(0.41)%	(0.30)%
Portfolio turnover rate	74%		77%	50%	97%	76%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
C	Per share amounts have been calculated using the average shares method.

See accompanying notes

55

American Beacon FundsSM

Federal Tax Information

August 31, 2018 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended August 31, 2018. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2018.

The Funds designated the following items with regard to distributions paid during the fiscal year ended August 31, 2018. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

The London Company Income Equity	100.00%
Zebra Small Cap Equity	21.54%

Qualified Dividend Income:

The London Company Income Equity	100.00%
Zebra Small Cap Equity	21.97%

Long-Term Capital Gain Distributions:

The London Company Income Equity	$-
Zebra Small Cap Equity	$1,858,838

Short-Term Capital Gain Distributions:

The London Company Income Equity	$-
Zebra Small Cap Equity	$2,072,538

Shareholders will receive notification in January 2019 of the applicable tax information necessary to prepare their 2018 income tax returns.

56

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2018 (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreements

At in-person meetings held on May 18, 2018 and June 5-6, 2018 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 6, 2018 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon The London Company Income Equity Fund (“TLC Fund”) and the American Beacon Zebra Small Cap Equity Fund (“Zebra Fund”) (each, a “Fund” and collectively, the “Funds”);

(2) the Investment Advisory Agreement among the Manager, The London Company of Virginia, LLC (“TLC”), and the Trust, on behalf of the TLC Fund; and

(3) the Investment Advisory Agreement among the Manager, Zebra Capital Management, LLC (“Zebra”), and the Trust, on behalf of the Zebra Fund.

TLC and Zebra are hereinafter each referred to as a “subadvisor” and collectively as the “subadvisors.” The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided. Further, the Board took into consideration information furnished to the Board throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or each applicable subadvisor.

•

comparisons of the performance of an appropriate share class of each Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses from Broadridge, and to the performance of any similar accounts or a composite of similar accounts, as applicable, managed by the firm;

•

comparisons of each Fund’s management and subadvisory fee rates and expense ratio with the management fee rates paid by comparable mutual funds and their expense ratios, including peer group averages and fee and expense analyses from Broadridge, and the advisory fee rates charged to other clients for which similar services are provided by a firm;

•	a description of any applicable fee waivers and/or expense reimbursements in place for each Fund during the past year, and any proposed changes to the expense limitation arrangements;

•	the Manager’s profitability with respect to the services that it provided to each Fund;

•

any actual or anticipated economies of scale in relation to the services the firm provides or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of other benefits to the firm or Funds as a result of their relationship, if any;

57

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2018 (Unaudited)

•

information regarding administrative, accounting-related, cash management and securities lending services that the Manager provides to the Funds and the fees that the Manager receives for such services; and

•

information regarding a firm’s financial condition, the personnel of the Manager who are assigned primary responsibility for managing the Funds, staffing levels, portfolio managers’ compensation, insurance coverage, material pending litigation, code of ethics, compliance matters, actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Funds, and the Manager’s disaster recovery plans.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. For each Fund, the class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of investment advisory contracts, such as the Agreements. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreements

In determining whether to renew the Agreements, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for the Funds were considered at the Meetings, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationships with a Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance; the length of service of key

58

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2018 (Unaudited)

investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Board considered the level of staffing and the size of the subadvisor. The Board also considered the adequacy of the resources committed to the Funds by each subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of each subadvisor. The Board also considered each subadvisor’s representations regarding its compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding Broadridge’s independent methodology for selecting each Fund’s Broadridge performance universe. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for a Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by each subadvisor regarding the performance of the relevant Fund relative to the performance of the Fund’s benchmark index and, with respect to the TLC Fund, a composite of similar accounts. In addition, the Board considered the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager sustaining a loss with respect to the Zebra Fund and earning a profit with respect to the TLC Fund before and after the payment of distribution-related expenses by the Manager. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for the Funds that were in place during the last fiscal year. The Board further considered that, with respect to each Fund, the applicable Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for overseeing the securities lending program on behalf of each Fund. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to a Fund, the Board considered representations made by each subadvisor that, for fee comparison purposes, the subadvisor does not manage any comparable client accounts, and therefore could not provide fee schedules for comparable investment accounts managed by the subadvisor. The Board did not request profitability data from the

59

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2018 (Unaudited)

subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as each Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints with respect to each Fund’s subadvisory fee rate.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisors’ investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager may invest the Funds’ cash balances and cash collateral provided by the borrowers of the Funds’ securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly. In addition, the Board noted that TLC and Zebra benefit from soft dollar arrangements for proprietary and/or third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made in comparison to each Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top twenty percent of the universe based on performance and the 5th Quintile representing the bottom twenty percent of the universe based on performance. References below to each Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of manager skill.

The expense comparisons below were made in comparison to each Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds in the investment classification/objective with a similar operating structure as the share class of the Fund included in the Broadridge comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Trustees also considered each Fund’s Morningstar fee level category. In reviewing expenses, the

60

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2018 (Unaudited)

Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisors’ use of soft dollars was requested from the Manager and was considered by the Trustees.

Additional Considerations and Conclusions with Respect to the American Beacon The London Company Income Equity Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with TLC for the TLC Fund, the Trustees considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	1st Quintile
Compared to Broadridge Expense Universe	3rd Quintile
Morningstar Fee Level Ranking – Institutional Class	Average Expense Ratio

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2017)

Compared to Broadridge Performance Universe	2nd Quintile
Compared to Morningstar Category	3rd Quintile

The Trustees also considered: (1) TLC’s representation that, for fee rate comparison purposes, there are no other clients for which TLC provides comparable services; (2) TLC’s representation that TLC’s income equity strategy may cause the TLC Fund to underperform its benchmark index, Broadridge performance universe and Morningstar category in a rising interest rate environment; (3) TLC’s representation that TLC’s investment process focuses on higher-quality, lower-valuation companies, which may cause the TLC Fund to underperform its benchmark index, Broadridge performance universe and Morningstar category in markets that favor lower-quality, higher-valuation companies; and (4) the Manager’s recommendation to continue to retain TLC.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and TLC under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the TLC Fund and its shareholders would benefit from the Manager’s and TLC’s continued management of the TLC Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Zebra Small Cap Equity Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with Zebra for the Zebra Fund, the Trustees considered the following additional factors:

Broadridge Total Expense Analaysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	1st Quintile
Compared to Broadridge Expense Universe	2nd Quintile
Morningstar Fee Level Ranking – Institutional Class	Below Average Expense Ratio

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2017)

Compared to Broadridge Performance Universe	1st Quintile
Compared to Morningstar Category	1st Quintile

61

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2018 (Unaudited)

The Trustees also considered: (1) Zebra’s representation that it does not manage other accounts in the same strategy as Zebra manages the Zebra Fund; and (2) the Manager’s recommendation to continue to retain the Zebra.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and Zebra under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Zebra Fund and its shareholders would benefit from the Manager’s and Zebra’s continued management of the Zebra Fund.

62

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-eight funds in the fund complex that includes the Trust, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, and the American Beacon Apollo Total Return Fund. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (81)	Trustee since 1996	Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (48)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017-present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Joseph B. Armes (56)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-present) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Gerard J. Arpey (60)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

63

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (57)	Trustee since 2004 Vice Chair since 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End Funds (2017-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Eugene J. Duffy (64)	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Claudia A. Holz*** (60)	Trustee since 2018	Partner, KPMG LLP (1990-2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Douglas A. Lindgren**** (56)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Managing Director, P&S Hedge Funds, UBS Wealth Management (2008-2010); Managing Director, Head of Alternative Investments, UBS Financial Services, Inc. (2005-2008); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Richard A. Massman (75)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (2009-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Barbara J. McKenna, CFA (55)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

64

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

R. Gerald Turner (72)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

OFFICERS	Term

One Year

Gene L. Needles, Jr. (63)	President since 2009

CEO and Director (2009-Present), and Chairman (2018-Present), American Beacon Advisors, Inc.; President, American Beacon Advisors (2009-2018); Chairman and CEO, Resolute Investment Managers, Inc. (2015-Present); Director, Resolute Acquisition, Inc. (2015-Present); President (2015-2018), Director, Resolute Topco, Inc. (2015-Present), President (2015-2018), CEO (2015-Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director and Vice President,

American Beacon Cayman Transformational Innovation Company, LTD., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-Present); Executive Vice President and Chief Operating Officer, Continuous Capital, LLC (2018-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Select Funds (2009-Present); President, American Beacon Mileage Funds (2009-2012); President, American Beacon Master Trust (2009-2012); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-Present); President, American Beacon Apollo Total Return Fund (2018-Present).

65

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (59)	VP, Secretary and Chief Legal Officer since 2006	Vice President and Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present) Secretary, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, Alpha Quant Advisors, LLC (2016-Present); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-Present); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Mileage Funds (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Master Trust (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Vice Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-Present).

Brian E. Brett (58)	VP since 2004	Senior Vice President (2012-Present) and Vice President (2004-2012), American Beacon Advisors, Inc.; Vice President, Resolute Investment Distributors, Inc. (2017-Present); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Mileage Funds (2004-2012); Vice President, American Beacon Master Trust (2004-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Paul B. Cavazos (49)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer and Assistant Treasurer, DTE Energy (2007-2016); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Erica Duncan (47)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

66

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Melinda G. Heika (57)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Resolute Investment Managers, Inc. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, Alpha Quant Advisors, LLC (2016-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-Present); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and Chief Financial Officer, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Select Funds (2010-Present); Treasurer, American Beacon Mileage Funds (2010-2012); Treasurer, American Beacon Master Trust (2010-2012); Treasurer, American Beacon Institutional Funds Trust (2017-Present); Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Terri L. McKinney (54)	VP since 2010	Vice President (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

67

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Jeffrey K. Ringdahl (43)	VP since 2010	Chief Operating Officer (2010-Present), Vice President (2010-2013), Senior Vice President (2013-Present), Director (2015-Present), and President (2018-Present), American Beacon Advisors, Inc.; Vice President (2012-Present) and Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Trustee, American Beacon NextShares Trust (2015-Present); Director (2015-Present), Senior Vice Present (2015-2018), and President (2018-Present), Resolute Investment Holdings, LLC; Director (2015-Present), Senior Vice President (2015-2018) and President (2018-Present), Resolute Topco, Inc.; Director (2015-Present), Senior Vice President (2015-Present), and President (2018-Present), Resolute Acquisition, Inc.; Director (2015-Present), Senior Vice President (2015-2018), and President (2018-Present), Resolute Investment Managers, Inc.; Director, Executive Vice President and Chief Operating Officer, Alpha Quant Advisors, LLC (2016-Present); Director (2017-Present), Executive Vice President (2017-2018), and President (2018-Present), Resolute Investment Services, Inc.; Director and Executive Vice President, Resolute Investment Distributors, Inc. (2017-Present); Director, Shapiro Capital Management, LLC (2017-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-Present); Executive Vice President and Chief Operating Officer, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present)

Samuel J. Silver (55)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); American Beacon Institutional Funds Trust (2011-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Christina E. Sears (46)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer and Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Mileage Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Master Trust; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

68

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Sonia L. Bates (61)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-Present); Assistant Treasurer, Resolute Investment Managers, Inc. (2015-Present); Assistant Treasurer, Resolute Acquisition, Inc. (2015-Present); Assistant. Treasurer, Resolute Topco, Inc. (2015-Present); Assistant Treasurer, Resolute Investment Holdings, LLC.; Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer American Beacon Mileage Funds (2011-2012); Assistant Treasurer, American Beacon Master Trust (2011-2012); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Shelley D. Abrahams (43)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Mileage Funds (2008-2012); Assistant Secretary, American Beacon Master Trust (2008-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Rebecca L. Harris (51)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Mileage Funds (2010-2012); Assistant Secretary, American Beacon Master Trust (2010-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Diana N. Lai (42)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Advisors, Inc. (2012-Present); Assistant Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Secretary, American Beacon Select Funds (2012-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Teresa A. Oxford (60)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

*** Claudia A. Holz became a new Trustee to each of the Trusts on 4/1/2018.

**** Douglas A. Lindren became a new Trustee to each of the Trusts on 1/1/2018.

69

American Beacon FundsSM

Privacy Policy

August 31, 2018 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of each Fund’s portfolio holdings is also made available on the Funds’ website at www.americanbeaconfunds.com approximately 60 days after the end of each quarter for the Zebra Small Cap Equity Fund and 20 days after the end of each month for The London Company Income Equity Fund.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, which is available free of charge on the Fund’s website at www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon The London Company Income Equity Fund and American Beacon Zebra Small Cap Equity Fund are service marks of American Beacon Advisors, Inc.

AR 8/18

ITEM 2.	CODE OF ETHICS.

The Trust adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code March 1, 2018 to disclose the addition of the American Beacon Sound Point Enhanced Income Fund and American Beacon Apollo Total Return Fund, disclose a change in the Principal Financial Officer and disclosure of conflicts due to Principal Officers serving in positions with affiliates, which also serve as sub-advisors. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Ms. Brenda A. Cline and Gilbert G. Alvarado, members of the Trust’s Audit and Compliance Committee, are “audit committee financial experts” as defined in Form N-CSR. Ms. Brenda Cline and Mr. Gilbert Alvarado are “independent” as defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees	Fiscal Year Ended
$262,671	8/31/2017
$272,596	8/31/2018

(b)
Audit-Related Fees	Fiscal Year Ended
$0	8/31/2017
$0	8/31/2018

(c)
Tax Fees	Fiscal Year Ended
$22,812	8/31/2017
$69,328	8/31/2018

(d)
All Other Fees	Fiscal Year Ended
$0	8/31/2017
$0	8/31/2018

e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

- to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

- to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

- to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

- to review the arrangements for and scope of the annual audit and any special audits; and

- to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$22,812	$73,649	N/A	8/31/2017
$69,328	$131,684	N/A	8/31/2018

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ Gene L. Needles, Jr.

Gene L. Needles, Jr.
President
American Beacon Funds
Date: November 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gene L. Needles, Jr.

Gene L. Needles, Jr.
President
American Beacon Funds
Date: November 5, 2018

By /s/ Melinda G. Heika

Melinda G. Heika
Treasurer
American Beacon Funds
Date: November 5, 2018